===============================================================================

                           TRANS WORLD AIRLINES, INC.

                                      and

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                   as Trustee



                                   INDENTURE


                           Dated as of March 31, 1997


                                  $50,000,000*

                       12% Senior Secured Notes Due 2002


===============================================================================

* Subject to an increase up to an aggregate of $7,500,000, for the additional issuance of 12% Senior Secured Notes Due 2002 pursuant to the Purchase Agreement as defined herein.

                               TABLE OF CONTENTS

                                  ARTICLE 1.
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DEFINITIONS AND RULES OF CONSTRUCTION.....................................   1
  Section 1.1  Definitions................................................   1
  Section 1.2  Rules of Construction......................................   1

                                  ARTICLE 2.

THE SECURITIES............................................................   1
  Section 2.1  Designation, Form and Dating...............................   1
  Section 2.2  Execution, Amount, Authentication and Delivery.............   2
  Section 2.3  Registrar and Paying Agent.................................   5
  Section 2.4  Paying Agent to Hold Payments In Trust.....................   5
  Section 2.5  Securityholder Lists.......................................   7
  Section 2.6  Transfer and Exchange......................................   7
  Section 2.7  Mutilated, Defaced, Destroyed, Lost and Stolen Securities..   8
  Section 2.8  Treasury Securities........................................   9
  Section 2.9  Temporary Securities.......................................  10
  Section 2.10 Cancellation...............................................  10
  Section 2.11 Defaulted Interest.........................................  10

                                  ARTICLE 3.

REDEMPTION AND REPURCHASE.................................................  11
  Section 3.1  No Optional Redemption.....................................  11
  Section 3.2  Use of Temporary Cash Collateral or Cash Collateral
                 for Purchase.............................................  11

                                  ARTICLE 4.

COVENANTS.................................................................  12
  Section 4.1  Payment of Securities......................................  12
  Section 4.2  Maintenance of Office or Agency............................  13
  Section 4.3  Limitation on Dividends and Acquisition of Common Stock....  13
  Section 4.4  Corporate Existence........................................  14
  Section 4.5  Payment of Taxes and other Claims..........................  15
  Section 4.6  Notices....................................................  15
  Section 4.7  Maintenance of Properties..................................  16
  Section 4.8  Default Notices and Compliance Certificates................  16
  Section 4.9  SEC Reports................................................  17
  Section 4.10 Waiver of Stay, Extension or Usury Laws....................  18
  Section 4.11 Amendment to Certain Agreements............................  18

                                       i
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
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  Section 4.12 Liens......................................................  18
  Section 4.13 Books, Records, Access; Confidentiality....................  18
  Section 4.14 Security Interests.........................................  19
  Section 4.15 Change in Control..........................................  20

                                  ARTICLE 5.

SUCCESSOR CORPORATION.....................................................  23
  Section 5.1  Covenant Not to Consolidate, Merge, Convey or Transfer
                 Except Under Certain Conditions..........................  23
  Section 5.2  Successor Person Substituted...............................  24
  Section 5.3  Limitation on Lease of Properties..........................  25

                                  ARTICLE 6.

DEFAULT AND REMEDIES......................................................  25
  Section 6.1  Events of Default..........................................  25
  Section 6.2  Acceleration...............................................  27
  Section 6.3  Other Remedies.............................................  28
  Section 6.4  Waiver of Past Defaults....................................  28
  Section 6.5  Control by Majority........................................  28
  Section 6.6  Limitation on Suits........................................  29
  Section 6.7  Rights of Holders to Receive Payment.......................  29
  Section 6.8  Collection Suit by Trustee.................................  30
  Section 6.9  Trustee May File Proofs of Claim...........................  30
  Section 6.10 Application of Proceeds....................................  30
  Section 6.11 Undertaking for Costs......................................  32
  Section 6.12 Restoration of Rights on Abandonment of Proceedings........  32
  Section 6.13 Powers and Remedies Cumulative; Delay or Omission
                 Not Waiver of Default....................................  32

                                  ARTICLE 7.

TRUSTEE...................................................................  33
  Section 7.1  Duties of Trustee..........................................  33
  Section 7.2  Rights of Trustee..........................................  34
  Section 7.3  Individual Rights of Trustee...............................  34
  Section 7.4  Trustee's Disclaimer.......................................  34
  Section 7.5  Notice of Defaults.........................................  34
  Section 7.6  Reports by Trustee to Holders..............................  35
  Section 7.7  Compensation and Indemnity.................................  35
  Section 7.8  Replacement of Trustee.....................................  36
  Section 7.9  Successor Trustee by Merger, etc...........................  37
  Section 7.10 Eligibility; Disqualification..............................  37


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  Section 7.11 Preferential Collection of Claims Against Company..........  37
  Section 7.12 Other Capacities...........................................  37

                                  ARTICLE 8.

DISCHARGE OF INDENTURE....................................................  38
  Section 8.1  Termination of Company's Obligations.......................  38
  Section 8.2  Application of Trust Money.................................  39
  Section 8.3  Repayment to Company.......................................  40
  Section 8.4  Reinstatement..............................................  40

                                  ARTICLE 9.

AMENDMENTS, SUPPLEMENTS AND WAIVERS.......................................  41
  Section 9.1  Without Consent of Holders.................................  41
  Section 9.2  With Consent of Holders....................................  41
  Section 9.3  Compliance with Trust Indenture Act........................  42
  Section 9.4  Revocation and Effect of Consents..........................  42
  Section 9.5  Notation on or Exchange of Securities......................  43
  Section 9.6  Trustee to Sign Amendments, etc............................  43
  Section 9.7  Effect of Supplement and/or Amendment......................  43

                                  ARTICLE 10.

SECURITY..................................................................  44
  Section 10.1 Operative Documents........................................  44
  Section 10.2 Opinions, Certificates and Appraisals......................  44
  Section 10.3 Authorization of Actions to be Taken by the Trustee
                 Under the Operative Documents............................  46
  Section 10.4 Payment of Expenses........................................  46
  Section 10.5 Authorization of Receipt of Funds by the Trustee
                 Under the Operative Documents............................  46
  Section 10.6 Agreement as to Appraised Value and Fair Market Value......  47
  Section 10.7 Intercreditor Agreement....................................  47

                                  ARTICLE 11.

MISCELLANEOUS.............................................................  47
  Section 11.1 Trust Indenture Act Controls...............................  47
  Section 11.2 Notices....................................................  47
  Section 11.3 Communications By Holders With Other Holders...............  48
  Section 11.4 Certificate and Opinion as to Conditions Precedent.........  48
  Section 11.5 Statements Required In Certificate or Opinion..............  49
  Section 11.6 Liens. Rules By Trustee, Paying Agent, Registrar...........  50
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                                      iii
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  Section 11.7  Payment Dates.............................................  50
  Section 11.8  Governing Law.............................................  50
  Section 11.9  No Adverse Interpretation of Other Agreements.............  50
  Section 11.10 No Recourse Against Others................................  51
  Section 11.11 Provisions of Indenture for the Sole Benefit of
                  Parties and Securityholders.............................  51
  Section 11.12 Successors................................................  51
  Section 11.13 Duplicate Originals.......................................  51
  Section 11.14 Severability..............................................  51
  Section 11.15 Rating Agencies...........................................  51
  Section 11.16 Effect of Headings........................................  52

                                  ARTICLE 12.

RELEASE OF COLLATERAL.....................................................  52
  Section 12.1  Release of Collateral.....................................  52

APPENDIX I     Definitions

APPENDIX II    Rule 144A/Regulation S Appendix

EXHIBIT A      Form of 12% Senior Secured Note

EXHIBIT B      Form of Legend for Global Securities

EXHIBIT C      Form of Acquired Slot Trust Agreement with Form of Subsequent
               Deed of Conveyance attached thereto as Exhibit A thereto and Form of Master Sub-License Agreement attached thereto as Exhibit C thereto

EXHIBIT D      Form of Pledge and Security Agreement

EXHIBIT E      Form of Intercreditor Agreement

     INDENTURE dated as of March 31, 1997 between TRANS WORLD AIRLINES, INC., a Delaware corporation (the "Company"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Trustee (the "Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 12% Senior Secured Notes Due 2002 (the "Initial Securities") and, if and when issued pursuant to a registered exchange for Initial Securities, the Company's 12% Senior Secured Notes Due 2002 (the "Exchange Securities") and, if and when issued pursuant to a private exchange for Initial Securities, the Company's 12% Senior Secured Notes Due 2002 (the "Private Exchange Securities", together with the Exchange Securities and the Initial Securities, the "Securities").


                                   ARTICLE 1.

                     DEFINITIONS AND RULES OF CONSTRUCTION

     Section 1.1 Definitions.
                 -----------

     Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in Section 1 of the Definitions Appendix attached hereto as Appendix I, which shall be a part of this Indenture as if fully set forth in this place.

     Section 1.2 Rules of Construction.
                 ---------------------

     The rules of construction for this Indenture are set forth in Section 2 of the Definitions Appendix.


                                   ARTICLE 2.

                                 THE SECURITIES

     Section 2.1 Designation, Form and Dating.
                 ----------------------------

     Provisions relating to the Initial Securities, the Private Exchange Securities and the Exchange Securities are set forth in the Rule 144A/Regulation S Appendix attached hereto as Appendix II (the "Rule 144A Appendix") which is hereby incorporated in and expressly made part of this Indenture. The Initial Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit 1 to the Rule 144A Appendix (with such appropriate insertions, omissions, substitutions and other variations as are required by this Indenture) which is hereby incorporated in and expressly made a part of this Indenture. The Exchange Securities, the Private Exchange Securities, and the Trustee's certificates of authentication shall be substantially in the form of Exhibit A hereto which is hereby incorporated in and expressly made a part of this Indenture. The Exchange Securities and the Private Exchange Securities may be issued with the appropriate insertions, omissions, substitutions and other, variations. The Securities may have imprinted or otherwise reproduced thereon such notations, legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Securities are admitted to trading, or to conform to general usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication and shall bear interest from the applicable date set forth in the form of security and shall be payable, unless previously Tendered, on the dates as specified on the face of the form of the Security.

     The terms and provisions contained in the Securities, annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Indenture.

     The Person in whose name any Security is registered at the close of business on any Record Date with respect to any Interest Payment Date shall be entitled to receive the interest and Liquidated Damages, if any, payable on such Interest Payment Date to the extent provided by such Security, notwithstanding any transfer, exchange, or tender, in connection with payment of the Exercise Price of the Warrants, of such Security subsequent to the Record Date and prior to such Interest Payment Date, except if and to the extent the Company shall default in the payment of the interest or Liquidated Damages due on such Interest Payment Date, in which case defaulted interest or Liquidated Damages, as the case may be, shall be paid to the Person in whose name the Outstanding Security is registered at the close of business on the subsequent record date (which shall be not less than five (5) Business Days prior to the date of payment of such defaulted interest) established by notice given by mail or on behalf of the Company to the Holders of Securities not less than fifteen (15) days preceding such subsequent record date (a "Special Record Date").

     Section 2.2 Execution, Amount, Authentication and Delivery.
                 ----------------------------------------------

     The Securities shall be signed for the Company by the manual or facsimile signatures of an Officer and a Certifying Officer. The Company's seal shall be affixed to or reproduced on the Securities. Typographical or other errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security which has been duly authenticated and delivered by the Trustee.

     If an officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

     A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to (a) $50,000,000 plus (b) such aggregate principal amount (which may not exceed $7,500,000 principal amount) of Securities as shall be purchased by PaineWebber Incorporated pursuant to the exercise of its overallotment option under the Purchase Agreement, dated March 27, 1997, between the Company and PaineWebber Incorporated (the "Over-Allotment Option"), except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 2.6, 2.7, 2.9, 4.15, or 9.5 or in conjunction with a Registered Exchange Offer or any Private Exchange.

     The Securities shall be known and designated as the "12% Senior Secured Notes Due 2002" of the Company. Their Stated Maturity shall be April 1, 2002, and they shall bear interest at the rate of 12% per anum, from March 31, 1997 or from the most recent Interest Payment Date to which interest and Liquidated Damages, if any, have been paid or duly provided for, as the case may be, payable semi-annually on April 1 and October 1, commencing October 1, 1997, until the principal thereof is paid or made available for payment.

     Subject to the limits set forth in the second preceding paragraph of this Indenture, the Trustee shall authenticate Securities for original issue upon written order of the Company signed by an Officer and by a Certifying Officer of the Company. The order shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated, shall provide instructions with respect to the delivery thereof and shall be accompanied by the documents specified in Sections 10.2 (except in the case of any original issuance of Securities pursuant to the Over-Allotment Option) and 11.4 and (except in the case of any original issuance of Securities pursuant to the Over-Allotment Option) by the following (each to the extent and in form acceptable to the Trustee, who is authorized conclusively to rely upon the documents specified in Section 11.4):

     (a) the grant to the Collateral Agent, by assignment, pledge, or otherwise pursuant to the Pledge Agreement, of a security interest in the Collateral and the conveyance to or otherwise vesting in the Slot Trust of the Acquired Slots;

     (b) (i) Officers' Certificates or other satisfactory confirmation (i) with respect to the Pledge Agreement and the Collateral, that the Company is the legal and beneficial owner of the Collateral, free and clear of all Liens except Permitted Liens; (ii) that the Acquired Slots are vested in the Slot Trustee; and (iii) describing the actions taken to make, obtain and accomplish all necessary filings, confirmations and identifications referred to in Section 4.15 hereof and Section 7.1(b)(i) of the Master Sub-License Agreement;

     (c) compliance with all applicable provisions of Sections 4.13 and 4.15 hereof;

     (d) an Officers' Certificate (i) listing (A) (by reference to exhibits or schedules to the Operative Documents or otherwise) as of the last day of the month preceding the date hereof the locations of and the Adjusted Cost of the Ground Equipment, and (B) as of the date of such Certificate, the Acquired Slots then held by the Slot Trust; and (ii) stating that (A) no dispositions of Ground Equipment outside of the Ordinary Course have occurred since the date of such list nor has any amount of Ground Equipment, as described on such list, been moved from the location indicated other than in the ordinary course of business nor is the sum of such dispositions or movements, considered in the aggregate, material in relation to the Property set forth on such list, (B) no material changes in the information provided have occurred from the last day of the preceding month to the date hereof; and (C) confirming all representations and warranties of the Company contained in the Indenture and the Operative Documents as of the date of authentication;

     (e) an Officers' Certificate containing representations and warranties of the type usual and customary to the issuance of the Securities such as, but not limited to, representations regarding due authorization of the Indenture; due authorization of the issuance, sale and delivery of the Securities that the Securities; when so issued, sold and delivered against payment therefor will be duly and validly issued, fully paid and non-assessable; that no consent, approval or authorization of, or designation, declaration, or filing with, any governmental authority or any other person or entity is required of the Company in connection with the execution and delivery of the Indenture or the issuance, sale and delivery of the Securities; and that the Securities have been registered under the Securities Act or that registration is not required in connection with the offer, sale and delivery of the Securities;

     (f) an Opinion of Counsel to the effect that the Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture; that the Securities have been duly authorized and validly issued; and that the offer and sale of the Securities have been registered or will be exempt from the registration requirements under the Securities Act; and

     (g) execution and delivery by the Company of the Securities and by all parties thereto of this Indenture and all Operative Documents;

provided, however, that any Securities in fact authenticated by the Trustee upon
--------  -------
written order of the Company as set forth in the first sentence of this paragraph shall be deemed to have been duly authenticated hereunder and to constitute an enforceable contractual obligation of the Company and shall be entitled to all the benefits of this Indenture and the other Operative Documents equally and proportionately with any and all other Securities duly authenticated and delivered hereunder, in each case, notwithstanding any failure of the Company to deliver any of the documents specified in Sections 10.2 and 11.4 or above in this sentence;

     The Securities shall be issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof, except that one Global Security may be issued in a different denomination.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company, any guarantor or any Affiliate of the Company.

     Section 2.3 Registrar and Paying Agent.
                 --------------------------

     The Company shall maintain an office or agency where Securities eligible for transfer or exchange may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment or repurchase ("Paying Agent") or tender in payment of the Exercise Price of the Warrants ("Tender Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange ("Register"). Such Register shall be in written form in the English language or any other form capable of being converted into such form within a reasonable time. At all reasonable times such Register shall be open for inspection by the Trustee. The Company may have one or more co-Registrars and one or more additional paying agents or tender agents. The term "Paying Agent" or "Tender Agent" includes any additional paying agent or tender agent.

     The Company may enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar, Paying Agent or Tender Agent, the Trustee shall act as such.

     The Company initially appoints First Security Bank, National Association, as Registrar, Paying Agent and Tender Agent.

     Section 2.4 Paying Agent to Hold Payments In Trust.
                 --------------------------------------

     Each Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all Payments held by the Paying Agent for the payment of principal of, interest on, Liquidated Damages, if any, with respect to, the Securities (whether such Payment has been Paid to it by the Company or any other obligor on the Securities), and shall notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such Payment. The Company at any time may require a Paying Agent to Pay all Payments held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to Pay all Payments held by it to the Trustee and to account for any Payments distributed. Upon doing so the Paying Agent shall have no further liability for the Payments.

     If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of, interest on, or Liquidated Damages, if any, with respect to, any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto Payments sufficient to pay the principal, interest or Liquidated Damages, if any, so becoming due until such Payments shall be Paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of such action or any failure so to act.

     The Company will, on or before each due date for the payment of the principal of, interest on, or Liquidated Damages, if any, with respect to, or any Securities, deposit with a Paying Agent Payments (in same day funds) sufficient to pay the principal, interest or Liquidated Damages, if any, so becoming due, such Payments to be held in trust for the benefit of the Persons entitled to such principal, interest, or Liquidated Damages, if any, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (a) hold all Payments received by it as such agent for the payment of the principal of, or Liquidated Damages, if any, with respect to or interest on Securities (whether such Payments have been Paid to it by the Company or by any other obligor on the Securities) in trust for the benefit of the Persons entitled thereto until such Payments shall be paid to such Persons or otherwise disposed of as herein provided;

     (b) promptly give the Trustee notice of any failure by the Company (or any other obligor upon the Securities) to make any payment of the principal of, interest on, or Liquidated Damages, if any, with respect to the Securities when the same shall be due and payable; and

     (c) at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all Payments so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, Pay, or direct any Paying Agent to Pay, to the Trustee all Payments held in trust by the Company or such Paying Agent, such Payments to be held by the Trustee upon the same trusts as those upon which such Payments were held by the Company or such Paying Agent; and, upon such Payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such Payments held by it as Paying Agent.

     Any Payments deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, Repurchase Price of, interest on or Liquidated Damages, if any, with respect to any Security and unclaimed for two (2) years after such principal, interest or Liquidated Damages, if any, has become due and payable shall be Paid to the Company on its request, or (if then held by the Company) shall be discharged from such trust, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof and all liability of the Trustee or such Paying Agent with regard to such Payments, and all liability of the Company as trustee thereof, shall thereupon cease.

     Section 2.5 Securityholder Lists.
                 --------------------

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders identified as to series. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each Interest

Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

     Section 2.6 Transfer and Exchange.
                 ---------------------

     When Securities are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements, for such transactions are met. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee, duly executed by the Holder or his attorney duly authorized in writing. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any registration of transfer or exchange, but not for any exchange pursuant to Sections 2.9, 3.5, 4.15 or 9.5 or any Tender not involving any transfer of Securities (other than to the Company). No service charge shall be made for any such transaction.

     In the case of any Security which is Tendered in part only, upon such Tender the Company shall execute and the Trustee shall authenticate and make available for delivery to the Holder thereof, without service charge, a new Security or Securities of any authorized denomination as requested by such Holder in aggregate principal amount equal to the non-Tendered portion of the principal of such Security. No Securities will be issued in denominations of less than $1000 upon tender of the Securities nor shall any cash be paid by the Company in connection with a tender of the Securities in payment of the Exercise Price of the Warrants other than in payment of fractional shares.

     All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt of the same series and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     Section 2.7 Mutilated, Defaced, Destroyed, Lost and Stolen Securities.
                 ---------------------------------------------------------

     In case any temporary or definitive Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, subject to compliance with the following sentence and in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and the Trustee shall authenticate and deliver, a new Security, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so apparently destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

     Upon the issuance of any substitute Security pursuant to the preceding paragraph, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature, or has been tendered for repurchase pursuant to Section 4.15 or has been tendered in payment of the Exercise Price for the Warrants (as evidenced by an irrevocable written notice from the Holder to the Company and the Trustee), shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of such Security or authorize the issuance of the securities issuable upon exercise of the Warrants (without surrender of such Security except in the case of a mutilated or defaced Security), as applicable, if the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

     Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall also be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder. Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is mutilated or defaced shall constitute an additional contractual obligation of the Company and shall be entitled to all the benefits of (but shall also be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of the same series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated or defaced or apparently destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     Section 2.8 Treasury Securities.
                 -------------------

     In determining whether the Holders of the required principal amount of Securities have given or concurred in any amendment, request, demand, authorization, direction, notice, consent or waiver under this Indenture or any other Operative Document, Securities owned by the Company (including Securities Tendered), an Affiliate of the Company, any other obligor upon the Securities, any Affiliate of such obligor upon the Securities or any Person who has given or concurred in any such amendment, request, demand, authorization, direction, notice, consent or waiver under the direction of, by agreement with, or as a condition or in consideration of any exchange offer by or transfer of such Person's Securities to the Company, an Affiliate of the Company, any other obligor, any Affiliate of such obligor or any such Person, shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such amendment, request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee that neither the Company nor any such other obligor, Affiliate or Person is affiliated with the pledgee or any Affiliate of the pledgee and that the pledgee has the present right (subject to no contrary obligation or understanding) so to act with respect to the Securities on the basis of its best interests as a Holder independently of any direction by or interest of the Company. In case of a dispute as to such right, the Trustee in good faith shall be entitled to rely upon the advice of counsel, including counsel for the Company. Upon request of the Trustee, the Company shall promptly furnish to the Trustee a certificate of a Certifying Officer listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described Persons; and subject to Sections 7.1 and 7.2 herein, the Trustee shall be entitled to accept such certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination. The Company shall not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any additional security, to any Holder of Securities as consideration for or as an inducement to giving or concurring in any amendment, request, demand, authorization, direction, notice, consent or waiver under this Indenture or any other Operative Document unless such remuneration is concurrently paid, or such security is concurrently granted, as the case may be, on the same terms ratably to the Holders of all Securities then Outstanding (regardless of whether any such Holder has given or concurred in such amendment, request, demand, authorization, direction, notice, consent or waiver under this Indenture or any other Operative Document).

     For purposes of this Section and without limiting the generality of the foregoing, Securities which are subject to a binding contract or irrevocable tender offer (including an offer which is in any way conditioned upon or simultaneous with, or requires as a condition precedent (whether by contract or otherwise) or which cannot be effected without, the agreement or consent of the transferor to any amendment, request, demand, authorization, direction, notice, consent or waiver hereunder) pursuant to which ownership (direct or indirect) is to be transferred (including for example, Securities tendered to the Company or any other Person in an exchange transaction) shall be deemed owned by such transferee, and therefore, any such simultaneous agreement or consent by the transferor shall be invalid.

     Section 2.9 Temporary Securities.
                 --------------------

     Until definitive Securities are ready for delivery, the Company may prepare, and, upon written order of the Company, the Trustee shall authenticate, temporary Securities in any authorized denominations. Temporary Securities shall be substantially in the form of definitive Securities of the same series but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate and deliver definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities of the same series.

     Section 2.10 Cancellation.
                  ------------

     The Company may at any time deliver Securities to the Trustee for cancellation. The Registrar, the Paying Agent and the Tender Agent shall forward to the Trustee any Securities surrendered to them (i) for transfer, exchange (including without limitation, Initial Securities exchanged for Exchanged Securities, Private Exchange Securities or both), repurchase or payment, or (ii) in payment (in whole or in part) of the Exercise Price of the Warrants. All Securities purchased pursuant to Section 3.2 shall be cancelled. The Trustee and no one else shall cancel all Securities surrendered for transfer, exchange, repurchase, payment (in whole or in part) of the Exercise Price of the Warrants or cancellation. The Company may not issue new Securities to replace Securities it has paid (upon Tender or otherwise) or which have been delivered to the Trustee for cancellation. The Trustee shall destroy all canceled Securities and, if requested, deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

     Section 2.11 Defaulted Interest.
                  ------------------

     If the Company defaults in a payment of interest on, or Liquidated Damages, if any, with respect to, the Securities, it shall pay the defaulted interest, plus interest on the defaulted interest or Liquidated Damages, as the case may be, at the rate then borne on the Securities to the extent permitted by law and the terms thereof, to the persons who are Securityholders on a subsequent Special Record Date. The Company shall fix the Special Record Date and payment date. At least fifteen (15) days before the Special Record Date, the Company shall mail to each Securityholder a notice that states the Special Record Date, the payment date and the amount of defaulted interest or Liquidated Damages, as the case may be, to be paid.

                                   ARTICLE 3.

                           REDEMPTION AND REPURCHASE

     Section 3.1 No Optional Redemption.
                 ----------------------

     The Securities Outstanding shall not be subject to redemption in whole or in part at any time, at the option of the Company.

     Section 3.2 Use of Temporary Cash Collateral or Cash Collateral
                 ---------------------------------------------------
                 for Purchase
                 ------------

     So long as no Event of Default shall have occurred and be continuing, the Company may at any time direct the Trustee by Request to apply moneys held by the Collateral Agent as Temporary Cash Collateral to the purchase of Securities for cancellation at prices not exceeding their face amount plus accrued interest and Liquidated Damages, if any, provided that (a) the Request shall specify the principal amount of Securities to be purchased, the date by which and maximum price at which the purchase of any Securities is directed, and the arrangements (which shall be satisfactory to the Trustee) the Company will make to assure payment of accrued interest and Liquidated Damages, if any, to the date of purchase on the Securities to be purchased from sources other than Temporary Cash Collateral; (b) the Trustee shall direct the Collateral Agent to hold for the account of or transfer to the Trustee Temporary Cash Collateral in the amounts and to be available at the times specified in the Request, and such Temporary Cash Collateral shall thereupon be held by the Trustee or Collateral Agent (together with accrued interest and Liquidated Damages, if any provided by the Company) for the exclusive purpose of paying, and shall be applied by them to pay, the principal amount of, accrued interest on, and Liquidated Damages, if any, with respect to, the Securities purchased on the applicable date of purchase; (c) the Trustee may enter into such purchase contracts for Securities as are necessary to comply with the Request; and shall notify the Company and the Collateral Agent as to the face amount of Securities (including accrued interest and Liquidated Damages, if any) purchased from time to time; and (d) Temporary Cash Collateral held exclusively for purposes of this Section may be returned to the Collateral Agent as Temporary Cash Collateral upon Request except to the extent it is needed by the Trustee to honor its contracts for the purchase of Securities or to pay the Repurchase Price of Securities tendered for repurchase pursuant to Section 4.15. So long as no Event of Default shall have occurred and be continuing, the Company may at any time direct the Trustee by Request to apply moneys held by the Collateral Agent as Cash Collateral to the purchase of Securities for cancellation under the terms and subject to the provisions of clauses (a) through (c) of the preceding sentence applicable to Temporary Cash Collateral.


                                   ARTICLE 4.

                                   COVENANTS

     Section 4.1 Payment of Securities.
                 ---------------------

     The Company shall pay the principal of, interest on and Liquidated Damages, if any, with respect to the Securities on the dates and in the manner provided in this Indenture and in the Securities, subject to utilization of Securities in payment of the Exercise Price of the Warrants,.

     The Company shall pay interest semi-annually in arrears on each Interest Payment Date, commencing with the first such Interest Payment Date to occur after the Original Issuance Date. Interest shall be paid on each Interest Payment Date in an amount equal to the interest accrued for the period beginning from March 31, 1997, or from the most recent date to which interest and Liquidated Damages, if any, have been paid. All interest due and payable on the Securities shall be paid in cash.

     In the case of any Security which is Tendered in payment of the Exercise Price of Warrants after any Record Date for the payment of interest and on or prior to the next succeeding Interest Payment Date, interest or Liquidated Damages whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such Tender, and such interest or Liquidated Damages (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more predecessor Securities to such Security) is registered at the close of business on such Record Date. Any Security which is tendered in payment of the Exercise Price after any Record Date for the payment of interest or Liquidated Damages, if any, and on or prior to the next succeeding Interest Payment Date must be accompanied by funds equal to the interest and Liquidated Damages, if any, payable on such succeeding Interest Payment Dates on the principal amount to be tendered in payment of the Exercise Price of the Warrants. Except as otherwise expressly provided in the second preceding sentence, in the case of any Security which is Tendered in payment of the Exercise Price of Warrants, interest whose Stated Maturity is after the date of Tender of such Security shall not be payable.

     No Securities will be accepted in payment of the Exercise Price of the Warrants, if such acceptance would result in cash being due to Holder in payment of the principal amount of the Securities at any time other than the Stated Maturity of the Securities.

     An installment of principal, interest or Liquidated Damages, if any, shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company or any Affiliate thereof) holds on that date Payments designated for and sufficient to pay the installment and the Trustee or Paying Agent has not received instructions from the Company not to make such payment or is not prohibited from Paying such Payments to the Holders of the Securities pursuant to this Indenture. An installment of principal on a Security also shall be considered paid on the date due if the Trustee or Paying Agent holds on such date instructions from the Holder of the Security to apply such principal to payment of the Exercise Price of the Warrants.

     The Company shall pay interest at the rate set forth in the Securities and the Company shall pay interest on unpaid interest or Liquidated Damages, if any, at the same rate to the extent legally permitted.

     Section 4.2 Maintenance of Office or Agency.
                 -------------------------------

     The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange or for presentation for payment, repurchase or tender in payment of the Exercise Price of Warrants and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. At the request of the Company, said office or agency may be the office of an agent appointed by the Trustee for such purpose. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     Section 4.3 Limitation on Dividends and Acquisition of Common Stock.
                 -------------------------------------------------------

     The Company will not declare or pay any dividend or make any distribution on its Common Stock, Employee Preferred Stock or other capital stock of the Company (other than dividends or distributions payable in the Company's Common Stock or Employee Preferred Stock or options, warrants or other rights to acquire, subscribe for or purchase the Company's Common Stock or Employee Preferred Stock) and will not, and will not permit any of its Subsidiaries to, purchase, redeem or otherwise acquire for value any shares of its Common Stock, Employee Preferred Stock or other capital stock of the Company, whether in cash or property or in obligations of the Company, if, at the time of such declaration, payment, distribution, purchase, redemption or other acquisition or, after giving effect thereto, a Default or Event of Default shall have occurred and be continuing; provided, further, that notwithstanding anything to
                            --------  -------
the contrary written above, this Section 4.3 shall not apply to: (a) any purchase or redemption of Common Stock or Preferred Stock by the Company or an employee stock ownership or benefit plan (i) from union employees or former union employees, or their respective transferees, pursuant to the terms of agreements with labor unions existing on the date hereof; (ii) from recipients or their transferees of such stock from employee stock ownership or benefit plans subject to ERISA; (iii) from employee stock ownership or benefit plans subject to ERISA in order to provide cash benefits to employees pursuant to the terms of such plans; and (iv) as required by ERISA; and (b) any purchase or redemption of Common Stock or Preferred Stock by an employee stock ownership or benefit plan subject to ERISA for an aggregate consideration, without regard to purchases or redemptions pursuant to clause (a) above, of up to $200,000,000;
(c) the payment of fixed or mandatory dividends on or scheduled redemptions or exchanges of any of the Company's 8% Preferred Stock and the payment of any interest on the securities issuable upon such exchange; (d) the payment of any dividends on or the purchase, redemption or other acquisition or retirement of the Common Stock or Preferred Stock of the Company within sixty (60) days after the date of declaration of such dividend or the commitment to make such purchase, redemption or other acquisition or retirement, if at said date of declaration or commitment such payment or commitment complied with this Section 4.3; (e) the purchase, redemption, retirement or other acquisition of any shares of the Company's Common Stock or Preferred Stock in exchange for, or out of the proceeds of the substantially concurrent sale of, Common Stock or Preferred Stock of the Company; (f) any consolidation or merger with or into any Person or conveyance or transfer of all or substantially all of the Company's Property to one or more Persons substantially as an entirety, not prohibited by the terms of
Section 5.1; and (g)  the conversion of Employee Preferred Stock into Common
Stock.

     Section 4.4 Corporate Existence.
                 -------------------

     (a) Except as otherwise provided in Article 5, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each Pledged Subsidiary and the corporate existence of each other Subsidiary engaged in substantial business activity each in accordance with the respective organizational documents of the Company and each such Subsidiary and the rights (charter and statutory), licenses, permits, approvals and governmental franchises of the Company and each such Subsidiary necessary to the conduct of its respective business; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or (other than with respect to the Pledged Subsidiaries) to preserve the corporate existence of any such Subsidiary, if the Board of Directors shall determine that the preservation thereof is no longer in the interest of the Company and that termination of the corporate existence is not disadvantageous to the Holders in any material respect.

     (b) The Company shall continue to be an air carrier certificated under
Section 604(b)  of the Federal Aviation Act.

     (c) The Company is and, to the extent required to operate its business as presently conducted and to perform its obligations under this Indenture and the Operative Documents, shall remain a "citizen of the United States" as defined in
Section 101(16) of the Federal Aviation Act.

     Section 4.5 Payment of Taxes and other Claims.
                 ---------------------------------

     The Company shall, and shall cause each Subsidiary to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company and each Subsidiary or upon the income, profits or Property of the Company and each Subsidiary or upon the Collateral, the Slot Trust or the Acquired Slots and
(b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the Collateral, the Slot Trust, the Acquired Slots or the other Property of the Company or a Subsidiary; provided, however, that the Company or a Subsidiary, as the case may be, shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (i) the amount, applicability or validity of which is being contested in good faith by appropriate proceedings as permitted by and in accordance with the provisions of the Operative Documents, to the extent applicable, and for which adequate reserves have been established in accordance with generally accepted accounting principles, as in effect from time to time, or (ii) if the Company delivers to the Trustee a Certificate of an Officer stating that such non-payment and non-discharge is in the interest of the Company and not prejudicial in any material respect to the Holders.

     Nothing contained herein or in the Securities shall be deemed to impose on the Trustee or on the Company any obligation to pay on behalf of the Holder of any Securities any tax, assessment or governmental charge required by any present or future law of the U.S. or of any state, county, municipality or other taxing authority thereof to be paid on behalf of, or withheld from the amount payable to, the Holder of any Securities; rather any tax, assessment or governmental charge shall, to the extent required by law, be withheld from the amounts provided for herein.

     Section 4.6 Notices.
                 -------

     The Company shall notify the Trustee in writing of any of the following promptly (and in any event within five (5) Business Days after an Officer learns of the occurrence thereof) describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto:

     (a) In the event of any failure to pay any Senior Obligation at its stated maturity or any default on any Senior Obligations giving any Person the right to cause such Senior Obligations to become due prior to their stated maturity or exercise other remedies, regardless of any waiver of such default or non-exercise of such right;

     (b) In the event that any other Indebtedness of the Company in a principal amount in excess of $15,000,000 (i) is declared due and payable before its stated maturity because of the occurrence of any default (or any event which, with notice or the lapse of time, or both, shall constitute such default) under such Indebtedness or (ii) is not paid at its stated maturity; or

     (c) Any litigation, arbitration proceeding or governmental proceeding involving damages or potential liability in excess of $15,000,000 is instituted against the Company or any of its Subsidiaries which, if adversely determined, would have a material adverse effect on the business, operations or financial condition of the Company and its Subsidiaries taken as a whole.

     Section 4.7 Maintenance of Properties.
                 -------------------------

     Except as otherwise provided in this Indenture, the Company shall, and shall cause each Subsidiary to, cause all material Properties owned by or leased to it and used or useful in the conduct of the business of the Company or any Subsidiary, as the case may be, to be maintained and kept in normal condition, repair and working order, except for reasonable wear and use, and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times, except, in every case, as and to the extent that the Company or any Subsidiary may be prevented by fire, strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions, enemy action, civil commotion or unavoidable casualty or similar causes beyond the control of the Company or such Subsidiary; provided, however, that subject to all requirements of the Operative Documents, nothing in this Section 4.7 shall prevent the Company or any Subsidiary from discontinuing the use, operation or maintenance of any such Properties, or disposing of any of them, if such discontinuance or disposal is, in the good faith judgment of an Officer of the Company (or other agent employed by the Company) having managerial responsibility for any such Property (or, in the case of any materially important item, with respect to operations or value, in the good faith judgment of the Company as expressed in a resolution of the Board of Directors), desirable in the conduct of the business of the Company.

     Section 4.8 Default Notices and Compliance Certificates.
                 -------------------------------------------

     Contemporaneously with furnishing quarterly financial reports to the Trustee under Section 4.9(a) or mailing quarterly statements to the Trustee and Holders under Section 4.9(c), the Company shall furnish to the Trustee a Certifying Officer's Certificate to the effect that no Default or Event of Default has occurred or is continuing, or, if there is any such Default or Event of Default, describing it and the steps, if any, being taken to cure it.

     The Company shall deliver to the Trustee within one hundred twenty (120) days after the end of each fiscal year in which any of the Securities remain Outstanding (i) a certificate of the principal executive officer, principal financial officer or principal accounting officer of the Company (which need not comply with the provisions of Section 11.5) stating whether or not, to the knowledge of the signer, the Company is in compliance with all conditions and covenants under this Indenture and the Operative Documents (determined without regard to any period of grace or requirement of notice), and if the Company is not in compliance with all such conditions and covenants, describing each Default or Event of Default and its status, and (ii) a certificate of one of the foregoing officers or an Officers' Certificate stating whether or not, to the knowledge of the signer, the Company is in compliance with all conditions and covenants under each Senior Security Agreement, and if not, describing each default or event of default thereunder and its status. The first certificates to be delivered by the Company pursuant to this Section 4.8 shall be for the fiscal year ending December 31, 1997.

     Section 4.9 SEC Reports.
                 -----------

     (a) The Company shall deliver to the Trustee as soon as practicable after it files them with the SEC, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended. The Company also shall comply with the other provisions of TIA (S) 314(a).

     (b) So long as any of the Securities remain Outstanding, the Company shall cause its annual report to stockholders and any quarterly or other financial reports furnished by it to stockholders generally, to be mailed to the Holders of such Outstanding Securities at their addresses appearing in the Register.

     (c) At any time the Company does not have a class of securities registered, or is not otherwise required to file quarterly and other reports under the Securities Exchange Act of 1934, as amended, the Company will prepare or cause to be prepared, for each of the first three (3) quarters of each fiscal year, an unaudited balance sheet of the Company and its consolidated Subsidiaries as at the end of such quarter and related unaudited consolidated statements of income and retained earnings and cash flow of the Company and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through such date, setting forth in each case in comparative form the figures for the corresponding year-to-date period in the previous year, certified by the principal financial officer of the Company, and for each fiscal year, an audited balance sheet of the Company and its consolidated Subsidiaries as at the end of such year and related audited consolidated statements of income and retained earnings and cash flow of the Company and its consolidated Subsidiaries for such year, setting forth in comparative form the figures for the previous year, reported on without a qualification arising out of the scope of the audit, by the Company's independent public accountants. All financial statements will be prepared in accordance with generally accepted accounting principles, as in effect from time to time, consistently applied, except for changes with which the Company's independent public accountants concur and except that quarterly statements may be subject to year-end adjustments. The Company will cause a copy of the respective financial statements to be mailed to the Trustee and each of the Holders of the Securities within forty-five (45) days after the close of each of the first three (3) quarters of each fiscal year and within one hundred twenty (120) days after the close of each fiscal year, to the addresses set forth in Section 11.2 or, in the case of each of the Holders, to such Holder's address as set forth in the Register of the Securities.

     Section 4.10 Waiver of Stay, Extension or Usury Laws.
                  ---------------------------------------

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of, interest on, or Liquidated Damages, if any, with respect to the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Operative Documents; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power granted to the Trustee herein and in the Operative Documents, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 4.11 Amendment to Certain Agreements.
                  -------------------------------

     The Company shall not enter into or consent to any amendment, supplement or other modification of the Operative Documents except as permitted under Article 9 hereof.

     Section 4.12 Liens.
                  -----

     The Company represents and warrants that it has, and covenants that it shall continue to have, full power and lawful authority to grant, release, convey, assign, transfer, mortgage, pledge, hypothecate and otherwise create the security interests in the Collateral referred to in Article 10; the Company shall warrant, preserve and defend the interest and title of the Collateral Agent to the Collateral, and of the Pledged Subsidiaries to their respective Properties, against the claims of all persons and will maintain and preserve the security interests contemplated by Article 10; and the Company shall not, and not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon or with respect to the Collateral, except for Permitted Liens.

The Company shall cause the Operative Documents, including all necessary financing statements, notifications of secured transactions and other assurances or instruments to be properly recorded, registered and filed and to be kept, recorded, registered and filed in such manner and in such places as may be required by law and shall take all such other actions as may be required in order to make effective the security interests intended to be created in connection with this Indenture. The Company shall furnish to the Trustee the Opinions of Counsel required by Section 10.2 to confirm such action.

     Section 4.13 Books, Records, Access; Confidentiality.
                  ---------------------------------------

     (a) The Company shall, and shall cause each of its Subsidiaries to, (i) maintain complete and accurate books and records in which full and correct entries in conformity with generally accepted accounting principles shall be made of all dealings and transactions in relation to its respective business and activities, (ii) permit authorized representatives of the Trustee, the Collateral Agent and/or the Slot Trustee to visit and inspect the Properties of the Company or its Subsidiaries, and any or all books, records and documents in the possession of the Company relating to the Collateral and the Acquired Slots, including the records, logs, and other materials referred to in Section 4.8 of the Pledge Agreement, and to make copies and take extracts therefrom and to visit and inspect the Collateral, all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested, and (iii) permit the authorized representatives of any Trustee Appraiser or Third-Party Appraiser to visit and inspect the Properties, books, records and documents described in clause (ii) and any Properties to be provided as Substitute Collateral (including comparable books, records and documents relating thereto), at such times and to such extent as may be necessary to allow timely completion of any Independent Appraiser's Certificate to be prepared by such Trustee Appraiser or Third Party Appraiser.

     (b) The Trustee, the Collateral Agent, the Slot Trustee and their respective authorized representatives referred to in clause (a) above agree not to use any information obtained pursuant to this Section 4.13 for any purpose other than as required in order to discharge their respective duties hereunder and under the Operative Documents and except as otherwise required for such purpose to keep confidential and not to disclose any such information to any person except that (i) the recipient of the information may disclose any information which becomes publicly available other than as a result of disclosure by such recipient, (ii) the recipient of the information may disclose any information which its counsel reasonably concludes is necessary to be disclosed by law, pursuant to any court or administrative order or ruling or in any pending legal or administrative proceeding or investigation after notice to the Company adequate, subject to applicable laws, to allow the Company to obtain a protective order or other appropriate remedy, provided that the recipient of the information will (if not otherwise required in order to discharge its duties as aforesaid) cooperate with the Company's efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded any such information required to be so disclosed, and (iii) the recipient of the information may disclose any information necessary to be disclosed pursuant to any provision of the TIA.

     Section 4.14 Security Interests.
                  ------------------

     The Company and its Subsidiaries shall perform any and all acts and execute any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement or other statement) for filing under the provisions of the Federal Aviation Act and the applicable Uniform Commercial Code and the rules and regulations thereunder or any other statute, rule or regulation of any applicable federal, state or local jurisdiction, which are necessary or advisable, from time to time, in order to grant and maintain in favor of the Collateral Agent for the benefit of the Holders a valid, perfected Lien on the Collateral.

     The Company and its Subsidiaries shall deliver or cause to be delivered to the Collateral Agent from time to time such other documentation, consents, authorizations, approvals and orders in form and substance satisfactory to the Collateral Agent as it shall deem reasonably necessary or advisable to perfect or maintain the Liens for the benefit of the Holders.

     The Company will not nor permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer or permit to exist any Lien upon or with respect to any Property (other than the Pledged Stock of the Gate Companies) of the Company or any of its Subsidiaries that is, or is required to be, subject to any of the Operative Documents (pursuant to the terms hereof or thereof) except for Permitted Liens.

     Section 4.15 Change in Control.
                  -----------------

     (a) In the event that there shall occur a Change in Control (as defined below) of the Company, each Holder of a Security shall have the right (the "Repurchase Right") upon receipt of a Repurchase Right Notice (as defined below), at such Holder's option, to require the Company to repurchase any Security of such Holder or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000, on the date (the "Repurchase Date") that is 45 days after the date of the Repurchase Right Notice, or, if such 45th day is a Legal Holiday, the next subsequent day which is not a Legal Holiday, unless otherwise required by applicable law, at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to and including the Repurchase Date (the "Repurchase Price"). The right to require the repurchase of Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article 8.

     (b) Within thirty (30) days after the occurrence of a Change in Control, the Company, or, at the request of the Company and at the Company's expense, the Trustee, shall give notice of the occurrence of the Change in Control and of the Repurchase Right set forth herein (the "Repurchase Right Notice") by first-class mail, postage prepaid, to each Holder of the Securities at such Holder's address appearing in the registry books of the Company kept by the registrar. The Company shall deliver a copy of the Repurchase Right Notice to the Trustee. The Company shall also place such notice in a financial newspaper of general circulation in New York City. No failure of the Company to give the foregoing notice shall limit any such Holder's rights to exercise a Repurchase Right. Any such notice shall state that a Change in Control has occurred and that such

Holder has the right to require the Company to repurchase such Holder's Securities and shall contain all instructions and materials necessary to enable such Holders to deliver Securities pursuant to the Repurchase Right including, without limitation, the following:

          (1)  the Repurchase Date;

          (2)  the date by which the Repurchase Right must be exercised;

          (3)  the Repurchase Price;

          (4) that Securities are to be surrendered for payment of the Repurchase Price;

          (5) that the exercise of the Repurchase Right is irrevocable on and after the fifth Business Day prior to the Repurchase Date, unless
               (i) the Company shall default in making the repurchase payment when due, in which case Holders who elect to exercise the Repurchase Right will retain the right to tender Securities submitted for repurchase in payment of the Exercise Price of the Warrants until the close of business on the date such default is cured and such Security is repurchased; or (ii) the Company shall otherwise, in its sole discretion, consent thereto; and

          (6) the then existing Exercise Price for exercise of the Warrants, the date on which the right to tender the principal of the Securities to be repurchased in payment of the Exercise Price of the Warrants will terminate and the place or places where such Securities may be tendered in payment of the Exercise Price of the Warrants.

     (c) To exercise a Repurchase Right, a Holder shall deliver to the Company (if it is acting as its own Paying Agent) or to a Paying Agent designated by the Company for such purpose in the notice referred to above on or before the 30th day after the date of the Repurchase Right Notice, or, if such day is a Legal Holiday, the next subsequent day which is not a Legal Holiday, (i) written notice (which notice shall be deemed to be delivered when received) of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of Securities (or portions thereof) to be repurchased, a statement that an election to exercise the Repurchase Right is being made thereby, and (ii) the Securities with respect to which the Repurchase Right is being exercised, duly endorsed for transfer to the Company, and the Holder of such Securities shall be entitled to receive from the Company (if it is acting as its own Paying Agent) or such Paying Agent a non-transferable receipt of deposit evidencing such deposit. Such written notice shall be irrevocable, except as provided in Section 4.15(b) above. Interest on any Securities or portion thereof tendered for repurchase pursuant to a Repurchase Right will cease to accrue on and after the Repurchase Date.

     (d) In the event a Repurchase Right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid the applicable Repurchase Price with respect to the Securities as to which the Repurchase Right shall have been exercised to the Holder on the Repurchase Date.

     (e) Prior to a Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or if the Company is acting as its own Paying Agent, segregate and hold in trust in accordance with Section 2.4) an amount of money sufficient to pay the Repurchase Price payable in respect of all of the Securities which are to be repurchased on that date. If any Security submitted for repurchase is converted prior to the repurchase thereof, any money deposited with the Trustee or with the Paying Agent or so segregated and held in trust for the redemption of such Security shall be paid to the Company upon its request, or, if then held by the Company, shall be discharged from such trust.

     (f) Both the notice of the Company and the notice of the Holder having been given as specified in this Section 4.15, the Securities so to be repurchased shall, on the Repurchase Date become due and payable at the Repurchase Price applicable thereto and from and after such date (unless the Company shall default in the payment of the Repurchase Price) such Securities shall cease to bear interest. Upon surrender of any such Security for repurchase in accordance with said notice, such Security shall be paid by the Company at the Repurchase Price. If any Security shall not be paid upon surrender thereof for repurchase, the principal shall, until paid, bear interest from the Repurchase Date at the rate borne by such Security.

     (g) Any Security which is to be submitted for repurchase only in part shall be delivered pursuant to this Section 4.15 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without any service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, of the same tenor and in aggregate principal amount equal to and in exchange for the portion of the principal of such Security not submitted for repurchase.

     (h) If any repurchase pursuant to the foregoing provisions constitutes an "issuer tender offer" as defined in Rule 13e-4 under the Exchange Act, the Company will comply with the requirements of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act which then may be applicable, including the filing of an issuer tender offer statement on Schedule 13E-4 with the SEC and the furnishing of certain information contained therein to the Holders.

     (i) As used in this Section 4.15:

         A "Change in Control" means the occurrence of any of the following events: (i) any person (including any entity or group deemed to be a "person" under Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) is or becomes the direct or indirect beneficial owner (as determined in accordance with Rule 13d-3 under the Exchange Act) of shares of the Company's capital stock representing greater than 50% of the total voting power of all shares of capital stock of the Company entitled to vote in the election of Directors under ordinary circumstances or to elect a majority of the Board of Directors of the Company, (ii) the Person then constituting the "Company" hereunder sells, transfers or otherwise disposes of all or substantially all of its assets (regardless of whether such Person thereupon ceases to constitute the "Company" hereunder pursuant to Section 5.2 hereof),
(iii) when, during any period of 12 consecutive months after the date of original issuance of the Securities, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Company (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors still in office entitled to vote with respect to such nomination who were either directors at the beginning of such period or whose election or nomination for election was previously so approved, but excluding any of the individuals who at the beginning of such 12-month period constituted such Board but who ceased to be a member of the Board pursuant to the Company's mandatory retirement policy as in effect as of the date of this Indenture), cease for any reason to constitute a majority of the Board of Directors of the Company then in office or (iv) the date of the consummation of the merger or consolidation of the Person then constituting the "Company" hereunder with another corporation where the stockholders of such Person, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors or where members of the Board of Directors of the Person then constituting the "Company" hereunder, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or consolidation.

     Section 4.16 Restrictions on Becoming an Investment Company.  The Company
                  ----------------------------------------------
shall not become an investment company within the meaning of the Investment Company Act of 1940 as such statute and the regulations thereunder and any successor statute or regulations thereto may from time to time be in effect.


                                   ARTICLE 5.

                             SUCCESSOR CORPORATION

     Section 5.1 Covenant Not to Consolidate, Merge, Convey or Transfer Except
                 -------------------------------------------------------------
                 Under Certain Conditions.
                 ------------------------

     The Company shall not consolidate with, or merge with or into, or convey or transfer (excluding by way of lease) all or substantially all of its Properties (as determined at the time of such transfer without regard to any prior conveyance or transfer or series of conveyances or transfers made on unrelated transactions) to any other Person, or permit any Person to convey, lease or transfer all or substantially all of its Properties to the Company, unless:

     (a) The Company shall be the continuing Person or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the Properties of the Company are conveyed or transferred (the "surviving Person"): (i) shall be a corporation organized and existing under the laws of the United States of America or any state thereof or the District of Columbia; (ii) shall expressly assume, by an indenture and other agreements supplemental hereto and to the Operative Documents, executed and delivered to the Trustee in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of, interest on and Liquidated Damages with respect to all the Securities and the observance and performance of every covenant, condition and obligation of this Indenture, the Securities and the Operative Documents on the part of the Company to be observed or performed;

     (b) Immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing hereunder;

     (c) In the case of any such conveyance or transfer, such conveyance or transfer includes, without limitation, all of the Collateral and in any event such consolidation, merger, conveyance or transfer shall be on such terms as shall fully preserve the Lien and security of each of the Operative Documents, the priority thereof purported to be established thereby and the rights and powers of the Trustee, the Collateral Agent, the Slot Trustee and the Holders of the Securities under each of the Operative Documents; and

     (d) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such merger, consolidation, transfer, conveyance, or acquisition of assets and such supplemental indenture comply with the Indenture.

     Section 5.2 Successor Person Substituted.
                 ----------------------------

     Upon any consolidation or merger, or any conveyance or transfer (excluding by way of lease) of all or substantially all of the Properties of the Company in accordance with Section 5.1, the surviving entity formed by such consolidation or into which the Company is merged or the surviving entity to which such conveyance or transfer is made shall succeed to, and be substituted for, and be bound by and obligated to pay the obligations of, and may exercise every right and power of, the Company under this Indenture, the Securities and the Operative Documents with the same effect as if such successor had been named as the Company herein and therein; and in the event of any such conveyance or transfer, the Person that immediately prior to such conveyance or transfer constituted the "Company" shall be discharged from all obligations and covenants under the Indenture, the Securities and the Operative Documents and may be dissolved and liquidated.

     Such surviving entity may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such surviving entity, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such surviving entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, transfer or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     Section 5.3 Limitation on Lease of Properties.    Without limitation of the
                 ---------------------------------
prohibitions set forth in the other Operative Documents, the Company shall not lease all or substantially all of its Properties to any Person.


                                   ARTICLE 6.

                              DEFAULT AND REMEDIES

     Section 6.1 Events of Default.
                 -----------------

          An "Event of Default" occurs if:

     (a) the Company defaults in the payment of interest on, or Liquidated Damages, if any, with respect to, any Security when the same becomes due and payable and the default continues for thirty (30) days;

     (b) the Company defaults in the payment of the principal amount of any Securities when the same becomes due and payable at maturity, upon acceleration or tender for repurchase, or otherwise;

     (c) the Company fails to comply with the covenants contained in Sections
4.3 or 4.12 hereof, takes any action prohibited by Section 5.1 hereof, discontinues substantially all of its commercial airlines operations, fails to comply with the covenants contained in Sections 4.4(a), 4.4(c), or 4.9 of the Pledge Agreement or Section 5.1(e) of the Master Sub-License Agreement within the time periods provided therein, or fails to pay over amounts required under
Section 4.11(c) of the Pledge Agreement;

     (d) (i) the Company fails in any material respect to comply with any of its other agreements contained in the Securities, this Indenture or the Operative Documents or (ii) any representation or warranty made by the Company in this Indenture, the Operative Documents, any Subsequent Deed of Conveyance or any Supplemental Pledge Agreement or in any certificate of the Company delivered hereunder or under any such document shall prove to have been untrue in any material respect when made, and in any such case such default continues for the period and after the notice specified below;

     (e) there shall be a default or an event under or with respect to (i) any Indebtedness of the Company or any Significant Subsidiary in excess of $15,000,000 in principal amount, (ii) any Senior Obligation or related Senior Security Agreement, whether such Indebtedness or Senior Obligation now exists or shall hereafter be created, and the effect of any such default or event is to cause the principal amount of any such Indebtedness or Senior Obligation to become due, to have the date of payment thereof fixed prior to its stated maturity or the date it would otherwise become due and while any Securities are Outstanding, or to be unpaid at maturity while any Securities are Outstanding, but only if such redemption or payment thereupon or thereafter occurs;

     (f) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law (as hereinafter defined):

         (i)   commences a voluntary case or proceeding,

         (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding,

         (iii) consents to the appointment of a Custodian (as hereinafter defined) of it or for all or substantially all of its property,

         (iv)  makes a general assignment for the benefit of its creditors, or

         (v)   generally is unable to pay its debts as the same become due;

     (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

         (i) is for relief against the Company or any Significant Subsidiary in an involuntary case or proceeding,

         (ii) appoints a Custodian of the Company or any Significant Subsidiary for all or substantially all of its properties, or

         (iii) orders the liquidation of the Company or any Significant Subsidiary,

and in each case the order and decree remains unstayed and in effect for sixty
(60) consecutive days;

     (h) final, non-appealable judgments for the payment of money which judgments in the aggregate exceed $15,000,000 shall be rendered against the Company or any Significant Subsidiary or by a court of competent jurisdiction remain undischarged, unstayed and unsatisfied for the period and after the notice specified below; or

     (i) any of the Operative Documents ceases, without the consent of the Trustee, to be in full force and effect, provided, however, that if an Operative
                                         --------  -------
Document ceases to be in full force and effect by virtue of, or arising out of, any action by the Federal Aviation Administration terminating proprietary rights to airport takeoff and landing access or otherwise eliminating Slots that such occurrence shall not give rise to a Default or Event of Default.

     The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

     A Default under clause (d), (e) or (h) of this Section 6.1 is not an Event of Default until the Trustee notifies the Company, or the Holders of at least twenty-five percent (25%) in aggregate principal amount of the Securities Outstanding notify the Company and the Trustee, of the Default and the Company does not cure the Default within sixty (60) days with respect to clauses (d) and
(h), or within thirty (30) days with respect to clause (e), after receipt of the notice; provided, however, that the Company shall be permitted such longer period of time, if any, as may be provided for under the Operative Documents in respect of any particular Default. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." When a Default is cured, it ceases.

     Section 6.2 Acceleration.
                 ------------

     If an Event of Default (other than an Event of Default specified in Section 6.1(f) or (g)) occurs, and is continuing, the Trustee may, by notice to the Company, or the Holders of at least twenty-five percent (25%) in aggregate principal amount of the Securities Outstanding may, by notice to the Company and the Trustee, and the Trustee shall, upon the request of such Holders, declare all unpaid principal of, accrued interest and Liquidated Damages, if any, to the date of acceleration on the Securities Outstanding (if not then due and payable) to be due and payable and upon any such declaration, the same shall become and be immediately due and payable. If an Event of Default specified in Section 6.1(f) or (g) occurs, all unpaid principal of, accrued interest on and Liquidated Damages, if any, with respect to, the Securities Outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. Upon payment of such principal amount, interest, and Liquidated Damages, if any, all of the Company's obligations under the Securities and this Indenture, other than obligations under Sections 7.7 and 8.4, shall terminate. The Holders of a majority in principal amount of the Securities then Outstanding by notice to the Trustee may rescind an acceleration and its consequences if (a) all existing Events of Default, other than the non-payment as to the Securities of the principal, interest or Liquidated Damages, if any, which has become due solely by such declaration of acceleration, have been cured or waived, (b) to the extent the payment of such interest is permitted by law, interest on overdue installments of interest and on overdue principal which has become due otherwise than by such declaration of acceleration, has been paid, (c) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction, and (d) all payments due to the Trustee and any predecessor Trustee under Section 7.07 have been made.

     Section 6.3 Other Remedies.
                 --------------

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, interest on or Liquidated Damages, if any, with respect to the Securities or to enforce the performance of any provision of the Securities or this Indenture including, without limitation, instituting proceedings and exercising and enforcing, or directing exercise and enforcement of, all rights and remedies of the Trustee, the Collateral Agent and the Slot Trustee under the Operative Documents (provided that the Collateral Agent shall only be permitted to become the record Holder of the Beneficial Interest and the Beneficial Interest Certificate as and when described in Section 6.1 of the Pledge Agreement) and directing the Collateral Agent to deposit with the Trustee all cash and/or Investment Securities held by the Collateral Agent.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

     Section 6.4 Waiver of Past Defaults.
                 -----------------------

     Subject to Sections 6.7, 9.2 and 9.6, the Holders of a majority in principal amount of the Securities Outstanding by notice to the Trustee may authorize the Trustee to waive an existing Default or Event of Default and its consequences, except a Default (a) in the payment of principal of or interest on or Liquidated Damages with respect to any Security as specified in clauses (a) and (b) of Section 6.1 or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. When a Default or Event of Default is waived, it is cured and ceases, and the Company, the Holders and the Trustee shall be restored to their former positions and rights hereunder respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

     Section 6.5 Control by Majority.
                 -------------------

     The Holders of a majority in principal amount of the Securities Outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee (as Trustee, Collateral Agent or Slot Trustee, subject, in the case of any actions based on the status of the Trustee as Collateral Agent or Slot Trustee, to any limitations otherwise expressly provided for in the Operative Documents) or exercising any trust or power conferred on it; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. The Trustee may refuse to follow any direction hereunder or authorization under
Section 6.4 that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of another Securityholder, or that the Trustee determines may subject the Trustee to personal liability. However, the Trustee shall have no liability for any actions or omissions to act which are in accordance with any such direction or authorization.

     Section 6.6 Limitation on Suits.
                 -------------------

     A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

     (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

     (b) the Holders of at least twenty-five percent (25%) in principal amount of the Securities Outstanding make a written request to the Trustee to pursue the remedy;

     (c) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

     (d) the Trustee does not comply with the request within sixty (60) days after receipt of the request and the offer of indemnity; and

     (e) during such 60-day period the Holders of a majority in principal amount of the Securities Outstanding do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with such request.

     A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

     Section 6.7 Rights of Holders to Receive Payment.
                 ------------------------------------

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, interest on, and Liquidated Damages, if any, with respect to, the Security in cash, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

     It is hereby expressly understood, intended and agreed that any and all actions which a Holder of the Securities may take to enforce the provisions of this Indenture and/or collect Payments due hereunder or under the Securities, except to the extent that such action is determined to be on behalf of all Holders of the Securities, shall be in addition to and shall not in any way change, adversely affect or impair the rights and remedies of the Trustee or any other Holder of the Securities thereunder or under this Indenture and the Operative Documents, including the right to foreclose upon and sell the Collateral or any part thereof and to apply any proceeds realized in accordance with the provisions of this Indenture.

     Section 6.8 Collection Suit by Trustee.
                 --------------------------

     If an Event of Default in payment of interest or principal specified in clause (a) or (b) of Section 6.1 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of principal, accrued interest and Liquidated Damages, if any, remaining unpaid, together with interest on overdue principal and on overdue installments of interest to the extent that payment of such interest is permitted by law, in each case at the rate per annum provided for by the Securities, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     Section 6.9 Trustee May File Proofs of Claim.
                 --------------------------------

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.7, and unless prohibited by law or applicable regulations to vote on behalf of the Holders of Securities for the election of a trustee in bankruptcy or other person performing similar functions. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, for the election of a trustee in bankruptcy or person performing similar functions.

     Section 6.10 Application of Proceeds.
                  -----------------------

     Any moneys collected by the Trustee pursuant to this Article shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal, interest, or Liquidated Damages, if any, upon presentation of the several Securities and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced principal amounts in exchange for the presented Securities if only partially paid, or upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses, including reasonable compensation to the Trustee, the Collateral Agent, the Slot Trustee, each of their predecessors and their respective agents and attorneys (including amounts due and unpaid under Section 7.7), and of all costs, fees, expenses and liabilities incurred, and all advances made, by any and all of the foregoing (including amounts due and unpaid under Section 7.7), except as a result of negligence or bad faith;

          SECOND: In case the entire principal of the Securities shall not have become and be then due and payable, as to any Securities (a) first to the payment of interest and Liquidated Damages, if any, in default in the order of the maturity of the installments of such interest and Liquidated Damages, if any, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest or Liquidated Damages, if any, at the rate of interest specified in the Securities and (b) second to the payment of principal of the Securities as the same shall become due and payable, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

          THIRD: In case the entire principal of the Securities shall have become and shall be then due and payable, as to any Securities, to the payment of the whole amount then owing and unpaid upon all the Securities for principal, interest and Liquidated Damages, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest or Liquidated Damages, if any, at the same rate as the rate of interest specified in the Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such principal, interest and Liquidated Damages, if any, without preference or priority of any of principal, interest or Liquidated Damages, if any, over the other, or any installment of interest or Liquidated Damages, if any, over any other installment of interest or Liquidated Damages, if any, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid interest and Liquidated Damages; and

          FOURTH:   To the payment of the remainder, if any, after payment in
     full of the entire principal balance, if any, of the Securities and all interest, Liquidated Damages and other amounts due upon or in respect of such Securities, to the Company or any other Person lawfully entitled thereto.

     The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this
Section 6.10.

     Section 6.11 Undertaking for Costs.
                  ---------------------

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court in its discretion may require in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7, or a suit by Holders of more than ten percent (10%) in principal amount of the Securities Outstanding.

     Section 6.12 Restoration of Rights on Abandonment of Proceedings.
                  ---------------------------------------------------

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the Securityholders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

     Section 6.13 Powers and Remedies Cumulative; Delay or Omission Not
                  -----------------------------------------------------
                  Waiver of Default.
                  -----------------

     No right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of the Trustee or of any Holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to the other applicable provisions of this Indenture, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

     Any right or remedy herein conferred upon or reserved to the Trustee may be exercised by it in its capacity as Trustee, as Collateral Agent and/or as Slot Trustee, as it may deem most efficacious, if it is then acting in such capacity.


                                   ARTICLE 7.

                                    TRUSTEE

     Section 7.1 Duties of Trustee.
                 -----------------

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (b) Except during the continuance of an Event of Default:

         (i) The Trustee need perform only those duties as are specifically set forth in this Indenture and the Operative Documents and no others.

         (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

         (i) This paragraph (c) does not limit the effect of paragraph (b) of this Section 7.1 or of Section 7.2.

         (ii) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

         (iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

     (d) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

     (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.1.

     (f) Funds held in trust for the benefit of the Holders of the Securities by the Trustee or any Paying Agent on deposit with itself or elsewhere, and Investment Securities held in trust for the benefit of the Holders of the Securities by the Trustee, shall be held in distinct, identifiable accounts, and other funds or investments of any nature or from any source whatsoever may be held in such accounts, except, in each case, to the extent required by law. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company.

     Section 7.2 Rights of Trustee.
                 -----------------

     (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Section
11.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

     (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its attorneys and agents and the Trustee shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

     Section 7.3 Individual Rights of Trustee.
                 ----------------------------

     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or Affiliates of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

     Section 7.4 Trustee's Disclaimer.
                 --------------------

     The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities or in this Indenture other than its certificate of authentication.

     Section 7.5 Notice of Defaults.
                 ------------------

     If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within ninety (90) days after the occurrence thereof except as otherwise permitted by the TIA. Except in the case of a Default in payment of principal of, or interest on, or Liquidated Damages, if any, with respect to, any Security, the Trustee may withhold the notice if and so long as it, in good faith, determines that withholding the notice is in the interests of the Securityholders.

     Section 7.6 Reports by Trustee to Holders.
                 -----------------------------

     If circumstances require any report to Holders under TIA (S) 313(a), it shall be mailed to Securityholders within sixty (60) days after each May 15 (beginning with the May 15 following the date of this Indenture) as of which such circumstances exist. The Trustee also shall comply with the remainder of TIA (S) 313.

     The Company shall notify the Trustee if the Securities become listed on any stock exchange or other recognized trading market.

     The Trustee shall, upon the written request of any Holder of Securities but subject to applicable laws and contractual limitations, provide to such Holder copies of any reports, certificates, opinions or other materials of any kind or nature required to be delivered to the Trustee (including in its capacity as Collateral Agent and Slot Trustee) under this Indenture or any of the Operative Documents or otherwise delivered by or on behalf of the Company to the Trustee (including in its capacity as Collateral Agent and Slot Trustee).

     Section 7.7 Compensation and Indemnity.
                 --------------------------

     The Company shall pay to the Trustee from time to time reasonable compensation, as agreed upon from time to time, for its services, including as Collateral Agent and as Slot Trustee. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it in any such capacities. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel and all agents and other persons not regularly in its employ.

     The Company shall indemnify the Trustee (in its capacities as Trustee, Collateral Agent and Slot Trustee) and each predecessor Trustee for, and hold each of them harmless against, any loss or liability incurred by each of them in connection with the administration of this trust and its duties hereunder. In connection with any defense of such a claim, the Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee or any predecessor Trustee through the negligence or bad faith of such Trustee or each such predecessor Trustee.

     To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a Lien (legal and equitable) prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, or otherwise distributable to Securityholders, except money, securities or property held in trust to pay principal of or interest on particular Securities (including, without limitation, pursuant to Section 8.1(b) hereof).

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(f) or (g) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

     Section 7.8 Replacement of Trustee.
                 ----------------------

     The Trustee (in its capacities as Trustee, Collateral Agent and Slot Trustee) may resign by so notifying the Company in writing. The Holders of a majority in principal amount of the Securities Outstanding may remove the Trustee (in its capacities as Trustee, Collateral Agent and Slot Trustee) by so notifying the Trustee in writing and may appoint a successor Trustee with the Company's consent, which consent shall not be unreasonably refused or delayed. The Company may remove the Trustee (in its capacities as Trustee, Collateral Agent and Slot Trustee) if:

     (a) the Trustee fails to comply with Section 7.10;

     (b) the Trustee is adjudged a bankrupt or an insolvent;

     (c) a receiver or other public officer takes charge of the Trustee or its property;

     (d) the Trustee becomes incapable of acting; or

     (e) no Default or Event of Default has occurred and is continuing and the Company determines in good faith to remove the Trustee.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities Outstanding may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided in Section 7.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

     No resignation or removal of the Trustee and no appointment of a successor Trustee, pursuant to this Article, shall become effective until the acceptance of appointment by the successor Trustee under this Section 7.8. If a successor Trustee does not take office within sixty (60) days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least ten percent (10%) in principal amount of the Securities Outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10, any Holder of Securities may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee which shall retain its claim pursuant to Section 7.7.

     Section 7.9 Successor Trustee by Merger, etc.
                 --------------------------------

     If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

     Section 7.10 Eligibility; Disqualification.
                  -----------------------------

     This Indenture shall always have a Trustee who satisfies the requirements of TIA (S) 310(a)(1). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent, published annual report of condition. The Trustee shall comply with TIA (S) 310(b); provided, however, that there shall be excluded from the operation of TIA (S) 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in TIA (S) 310(b)(1) are met.

     Section 7.11 Preferential Collection of Claims Against Company.
                  -------------------------------------------------

     The Trustee shall comply with TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated.

     Section 7.12 Other Capacities.
                  ----------------

     At all times during which any Securities are Outstanding, unless otherwise permitted under the Operative Documents, the Trustee shall serve as the Collateral Agent and (unless otherwise required under or for the purposes of the Slot Trust) as the Slot Trustee, and any resignation, removal or disqualification from any one such office (except as aforesaid as Slot Trustee) shall, without action on the part of any Person, result in the resignation, removal, or disqualification from all such offices. Any Person serving in such capacities shall have and may effectively exercise all the rights, remedies and powers, and be entitled to all protections and indemnifications, provided to such Person in whatever capacities such Person then serves under any and all of the Indenture and the Operative Documents, regardless of the capacity or capacities in which such Person may purport to take or omit any action. The Trustee agrees to and shall have the benefit of all provisions of the Operative Documents stated therein to be applicable to the Trustee.

                                   ARTICLE 8.

                             DISCHARGE OF INDENTURE

     Section 8.1 Termination of Company's Obligations.
                 ------------------------------------

     (a) The Company may terminate its obligations under this Indenture, except those obligations referred to in the second succeeding paragraph, if all Securities previously authenticated and delivered (other than destroyed, lost or stolen Securities which have been replaced or paid or Securities for whose payment Payments have theretofore been held in trust and thereafter repaid to the Company, as provided in Section 8.3) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder.

     (b) The Company may terminate all its obligations under the Indenture except those obligations referred to in the immediately succeeding paragraph if

          (1) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee or a Paying Agent, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee and any such Paying Agent, as trust funds in trust solely for the benefit of the Holders for that purpose, cash or U.S. Government Obligations maturing as to principal and interest, in such amounts and at such times as are sufficient without consideration of any reinvestment of any such interest to pay principal of, interest on, and the then maximum possible Liquidated Damages, if any, with respect to the Securities Outstanding to maturity provided that the Trustee or such Paying Agent shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal, interest and Liquidated Damages, if any, with respect to the Securities.

          (2) No Default or Event of Default with respect to the Securities shall have occurred and be continuing (A) on the date of such deposit described in clause (1), or (B) insofar as paragraph (f) of Section 6.1 is concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this clause (B) is a condition subsequent and shall not be deemed satisfied until the expiration of such period);

          (3) Such termination and deposit described in clause (1) shall not (A) cause the Trustee to have a conflicting interest as defined in TIA Section 310(b) or otherwise for purposes of the Trust Indenture Act with respect to any securities of the Company, or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended;

          (4) Such termination and deposit described in clause (1) shall not result in a breach or violation of or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

          (5) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Securities will not recognize income, gain or loss for federal income tax purposes as a result of such termination and deposit described in clause (1) and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such termination and deposit had not occurred; and

          (6) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent and subsequent provided for above in this Section 8.1(b) have been complied with.

     The Company may make an irrevocable deposit pursuant to this Section 8.1 only if at such time the Company shall have delivered to the Trustee and any such Paying Agent an Officers' Certificate to that effect.

     Notwithstanding the foregoing paragraph, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 4.1, 4.2, 4.8, 7.7, 7.8, 8.2, 8.3, 8.4 and
10.4 shall survive until the Securities are no longer Outstanding. Thereafter, the Company's obligations in Sections 7.7 and 8.3 shall survive.

     (c) After the effectiveness of any termination of its obligations (except, in the case of Section 8.1(b), as set forth in the second paragraph thereof), under this Indenture in accordance with Section 8.1(a) or (b) above (such effective date, the "Indenture Discharge Date") and payment of all obligations of the Company accrued under Section 7.7, the Trustee upon Request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

     Section 8.2 Application of Trust Money.
                 --------------------------

     The Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.1, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal, interest and Liquidated Damages, if any, on the Securities. The obligations of the Trustee and Paying Agent under this Section 8.2 shall survive, notwithstanding any termination or discharge of the Company's obligations pursuant to Section 8.1, until all Securities are paid in full.

     The Company shall pay and indemnify the Trustee or Paying Agent, as the case may be, against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 8.1(c) or the principal and interest received in respect thereof.

     Section 8.3 Repayment to Company.
                 --------------------

     Anything in Section 8.1(b) to the contrary notwithstanding, the Trustee or Paying Agent, as the case may be, shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 8.1(b) which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee and to the Paying Agent, if applicable, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent termination under said Section 8.1(b). The Trustee and the Paying Agent shall Pay to the Company any Payments held by them for the payment of principal, interest and Liquidated Damages, if any, that remains unclaimed for two (2) years after the Stated Maturity of such payment of principal, interest or Liquidated Damages, as the case may be; provided, however, that the Trustee or such Paying Agent before making any Payment shall at the expense of the Company cause to be published once in a newspaper of general circulation in the City of New York or mail to each Holder entitled to such money, notice that such Payments remain unclaimed and that, after a date specified therein which shall be at least thirty (30) days from the date of such publication or mailing, any unclaimed balance of such Payments then remaining will be repaid to the Company. After payment to the Company, Securityholders entitled to Payments must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

     Section 8.4 Reinstatement.
                 -------------

     Anything herein to the contrary notwithstanding, (i) if the Trustee or Paying Agent, as the case may be, is unable to apply any money or U.S. Government Obligations in accordance with Section 8.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, or
(ii) the deposited money or U.S. Government Obligations (or the proceeds thereof) are, for any reason, insufficient in amount, then the Company's obligations under this Indenture shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.1 until such time as the Trustee, or Paying Agent, as the case may be, is permitted to apply all such money or U.S. Government Obligations and the proceeds of the investment thereof in accordance with Section 8.1, or the deficiency is cured in the manner set forth in Section 8.1(b), as the case may be. In such event, the Trustee will invest all such money or the proceeds from U.S. Government Obligations at the Company's request in other U.S. Government Obligations and, upon written notice from the Company, so long as there exists no Event of Default, to the extent and only to the extent provided in the first sentence of Section 8.3 return to the Company any money or U.S. Government Obligations deposited with the Trustee pursuant to
Section 8.1. If the Company has made any payment of interest on, principal of, or Liquidated Damages, if any, with respect to any Securities because of an event described in clause (i) of the first sentence of this Section 8.4, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent, as the case may be.

                                   ARTICLE 9.

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

     Section 9.1 Without Consent of Holders.
                 --------------------------

     The Company and the Trustee, the Collateral Agent or the Slot Trustee, as the case may be, may amend or supplement this Indenture, the Securities or the Operative Documents without notice to or consent of any Securityholder:

     (a) to provide for uncertified Securities in addition to or in place of certificated Securities;


     (b) to provide for the assumption of the Company's obligations to the Holders of the Securities in the case of a merger or consolidation or transfer of all or substantially all of the assets of the Company or otherwise to comply with Article 5;

     (c) to comply with any requirements of the SEC in connection with the qualification of this Indenture under the TIA; or

     (d) to cure any ambiguity, defect or inconsistency or to make any other change, in each case, provided that such action does not materially adversely affect the interests of any Securityholder.

     Section 9.2 With Consent of Holders.
                 -----------------------

     Subject to Section 6.7, the Company (by resolution of its Board of Directors if required) and the Trustee, the Collateral Agent or the Slot Trustee, as the case may be, may amend or supplement this Indenture, the Securities or the Operative Documents without notice to any Securityholder but with the written consent of the Required Holders. Subject to Sections 6.4, 6.5 and 6.7, the Required Holders may authorize the Trustee to, and the Trustee, subject to Section 9.6, upon such authorization shall, waive compliance by the Company with any provision of this Indenture, the Securities or the Operative Documents. However, an amendment, supplement or waiver, including a waiver pursuant to any provision of Section 6.4, may not without the consent of each Securityholder affected:

     (a) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver (or, without limiting the generality of the foregoing, consent to any Senior Security Interest);

     (b) reduce the rate or change the time for payment of interest on, or Liquidated Damages, if any, with respect to any Security;

     (c) reduce the principal of, or the amount of Liquidated Damages, if any, with respect to, or change the fixed maturity of any Security;

     (d) change the place of payment where, or the coin or currency in which, any Security (or the Repurchase Price thereof) interest thereon, or Liquidated Damages, if any, with respect thereto is payable;

     (e) waive a default in the payment of the principal of, or interest on, or Liquidated Damages with respect to any Security;

     (f) make any changes in Sections 2.8, 6.4, 6.7 or 6.10 or the third sentence of this Section 9.2; or

     (g) reduce any amount payable upon exercise of the Repurchase Right thereof or otherwise change the Repurchase Right provision or impair the right to institute suit for the enforcement of any such payment on any Security when due or adversely effect any Repurchase Rights.

     It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment, supplement or waiver under this Section 9.2 becomes effective, the Company shall mail to the Holders affected thereby the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however in any way impair or affect the validity of any such amendment, supplement or waiver.

     Section 9.3 Compliance with Trust Indenture Act.
                 -----------------------------------

     Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

     Section 9.4 Revocation and Effect of Consents.
                 ---------------------------------

     Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

     After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (a) through (g) of Section 9.2.

In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; provided, however, that no amendment, supplement or waiver relating to any impairment of the right to receive principal and interest when due and payable consented to by a Holder shall be binding upon any subsequent Holder of a Security or a portion of a Security that evidences the same debt as the consenting Holder's Security unless notation with regard thereto is made upon such Security or the Security representing such portion.

     Section 9.5 Notation on or Exchange of Securities.
                 -------------------------------------

     If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee.
The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

     Section 9.6 Trustee to Sign Amendments, etc.
                 -------------------------------

     The Trustee shall be entitled to receive and rely upon an Officers' Certificate and an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article 9 has been duly authorized by the Company and is authorized or permitted by this Indenture and the applicable Operative Documents. The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 9.7 Effect of Supplement and/or Amendment.
                 -------------------------------------

     Upon the execution of any supplemental indenture and/or any such amendment or supplement to the Operative Documents pursuant to the provisions of this
Article 9, this Indenture and the Operative Documents shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture and the Operative Documents of the Trustee, the Collateral Agent, the Slot Trustee, the Company and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder and thereunder subject in all respects to such modifications and amendments, and all terms and conditions of any such supplemental indenture and/or any such amendment or supplement to the Operative Documents shall be and be deemed to be part of the terms and conditions of this Indenture and the Operative Documents for any and all purposes.

                                  ARTICLE 10.

                                   SECURITY

     Section 10.1 Operative Documents.
                  -------------------

     To secure the due and punctual payment, performance and observance of the Obligations, the Company has simultaneously with the execution of this Indenture entered into or caused to be assigned to the Trustee, Collateral Agent and/or Slot Trustee the Operative Documents and has made an assignment and pledge of or otherwise transferred or caused to be transferred its right, title and interest in and to the Collateral and the Acquired Slots to the Trustee, Collateral Agent and/or Slot Trustee pursuant to the Operative Documents and in the manner and to the extent therein provided. Each Securityholder, by accepting a Security, agrees to all of the terms and provisions of each Operative Document (including, without limitation, the provisions providing for the release of Collateral and/or Slot Trust Assets), as the same may be in effect or may be amended from time to time pursuant to its terms and the terms hereof. The Company will execute, acknowledge and deliver to the Trustee, the Collateral Agent or the Slot Trustee such further assignments, transfers, assurances or other instruments as the Trustee may require or request, and will do or cause to be done all such acts and things as may be necessary or proper, or as may be reasonably required by the Trustee, the Collateral Agent or the Slot Trustee to assure and confirm to the Trustee, the Collateral Agent or the Slot Trustee the security interest in the Collateral and the ownership of the Acquired Slots contemplated hereby and by the Operative Documents or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Securities secured hereby, according to the intent and purposes herein expressed.

     Section 10.2 Opinions, Certificates and Appraisals.
                  -------------------------------------

     (a) The Company shall furnish to the Trustee promptly after the execution and delivery of this Indenture but prior to authentication of any Securities an Opinion of Counsel (A) either (i) stating that in the opinion of such Counsel the actions necessary to be taken under the Federal Aviation Act, the Uniform Commercial Code of all applicable jurisdictions, or otherwise with respect to the recording, registering and filing of this Indenture, the Operative Documents, financing statements or other instruments to make effective and (subject to the Certificate of Title Exception) to perfect the Lien intended to be created by the Pledge Agreement have been taken and reciting with respect to the security interests in the Collateral, the details of such actions, or (ii) stating that, in the opinion of such Counsel, no such action is necessary to make such Lien effective and (subject to the Certificate of Title Exception) perfected, and (B) either (i) stating that, in the opinion of such Counsel, action has been taken with respect to the recordation of all instruments required to be executed or filed to establish and maintain the Slot Trust as the holder of record at the FAA of the Acquired Slots and reciting with respect to such recordation the details of such action, or (ii) stating that, in the opinion of such Counsel, no such action, execution or filing is necessary to establish and maintain the Slot Trust.

     (b) The Company shall furnish to the Collateral Agent and the Trustee hundred and twenty (120) days after January 1 in each year beginning with January 1, 1998, an Opinion of Counsel, dated as of such date, either (a)(i) stating that, in the opinion of such Counsel, action has been taken with respect to the recording, registering, filing, rerecording, re-registering and refiling (in this section, "recordation") of all supplemental indentures, financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the Lien intended to be created by the Pledge Agreement and (subject to the Certificate of Title Exception) the perfection thereof and reciting with respect to the security interests in the Collateral the details of such action or referring to prior Opinions of Counsel in which such details are given, and (ii) stating that all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding seventeen (17) months fully to maintain the Lien of the Securityholders and the Collateral Agent and the Trustee intended to be created hereunder and under the Pledge Agreement with respect to the security interest in the Collateral and (subject to the Certificate of Title Exception) the perfection thereof, or (b) stating that, in the opinion of such Counsel, no such action is necessary to maintain such Lien and (subject to the Certificate of Title Exception) the perfection thereof.

     The Company shall also furnish to the Slot Trustee and the Trustee within one hundred and twenty (120) days after January 1 in each year beginning with January 1, 1998, an Opinion of Counsel, dated as of such date, either (a)(i) stating that, in the opinion of such Counsel, action has been taken with respect to the recordation of all instruments as are necessary to maintain the Slot Trust as the Holder of record at the FAA of the Acquired Slots and reciting with respect to the recordation of such Acquired Slots the details of such action or referring to prior Opinions of Counsel in which such details are given, and (ii) stating that all instruments have been executed and filed that are necessary as of such date and during the succeeding seventeen (17) months fully to continue in effect such recordation as will maintain the Slot Trust as such Holder of record for the benefit of the Securityholders, the Slot Trustee, the Holder of the Beneficial Interest and the Beneficial Interest Certificate and the Trustee as intended hereunder and under the Acquired Slot Trust Agreement and the Master Sub-License Agreement with respect to the Acquired Slots, or (b) stating that, in the opinion of such Counsel, no such action, execution or filing is necessary to maintain the necessary recordation.

     (c) The release of any Collateral from the terms of the Pledge Agreement or of Slot Trust Assets from the Slot Trust will not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral and the Slot Trust Assets are released pursuant to the Pledge Agreement, the Acquired Slot Trust Agreement or the Master Sub-License Agreement, as applicable. To the extent applicable, the Company shall cause TIA (S) 314(d) relating to the release of property or securities from the Lien of the Pledge Agreement or the possession of the Slot Trust pursuant to the Master Sub-License Agreement and relating to the substitution therefor of any property or securities to be subjected to the Lien of the Pledge Agreement to be complied with. With respect to any such substitution, the Company shall furnish to the Trustee an Independent Appraiser's Certificate if required by TIA (S) 314(d). Any certificate or opinion required by TIA (S) 314(d) may be made by an Officer of the Company, except in cases where TIA (S) 314(d) requires that such certificate or opinion be made by an independent person, which person shall meet the requirements set forth in clauses (a) through (d) of the definition of the term "Independent Appraiser."

     Section 10.3 Authorization of Actions to be Taken by the Trustee Under the
                  -------------------------------------------------------------
                  Operative Documents.
                  -------------------

     The Trustee (in its capacities as such and/or as Collateral Agent and/or Slot Trustee) may, in its sole discretion and without the consent of the Securityholders, take all actions it deems necessary or appropriate to (a) enforce any of the terms of the Operative Documents and (b) collect and receive any and all amounts payable in respect of the obligations of the Company hereunder. Subject to the provisions of this Indenture and the Operative Documents, the Trustee (in such capacities) shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral and the Acquired Slots by any acts which may be unlawful or in violation of the Operative Documents or this Indenture, and such suits and proceedings as it may deem expedient to preserve or protect its interest and the interests of the Securityholders in the Collateral and the Acquired Slots (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Securityholders or of the Trustee in any such capacity).

     Section 10.4 Payment of Expenses.
                  -------------------

     On demand of the Trustee, the Company forthwith shall pay or satisfactorily provide for all reasonable expenditures incurred by the Trustee under this
Article 10, and all such sums shall be a Lien upon the Collateral and shall be secured thereby.

     Section 10.5 Authorization of Receipt of Funds by the Trustee Under the
                  ----------------------------------------------------------
                  Operative Documents.
                  -------------------

     The Trustee is authorized to receive any funds for the benefit of Securityholders distributed under the Operative Documents, and to make further distributions of such funds to the Holders according to the provisions of this Indenture.

     Section 10.6 Agreement as to Appraised Value and Fair Market Value.
                  -----------------------------------------------------

     The Company and the Trustee acknowledge that the use of Appraised Value and Fair Market Value herein or in the Operative Documents is strictly and solely for convenience in establishing relative value equivalencies of Permitted Substitutes permitted to be substituted under limited circumstances for Collateral and/or Acquired Slots under the Operative Documents. Accordingly, the Appraised Value or Fair Market Value of any Collateral, Permitted Substitutes, Acquired Slots or Slots subjected to the Lien of the Pledge Agreement or conveyed to the Slot Trust is not an indication of and shall not be deemed an agreement by the parties as the basis for valuation of such

Collateral, Permitted Substitutes, Acquired Slots, or Slots for purposes of determining the value of the Trustee's secured claim against the Company, adequate protection of the Trustee's interest in the Collateral, Permitted Substitutes, Acquired Slots or Slots or for any other purpose in any bankruptcy, receivership or insolvency proceeding involving the Company or any remedial action brought by the Trustee, Collateral Agent or Slot Trustee, except to the extent such valuations are mandated by applicable law, or any court with jurisdiction over such proceedings, in either case without regard to the use of the concept of Appraised Value or Fair Market Value by the parties hereto.

     Section 10.7 Intercreditor Agreement.
                  -----------------------

     The Trustee or the Collateral Agent may enter into intercreditor agreements substantially in the form attached hereto as Exhibit E with the holders from time to time of Senior Security Interests in order to define the relative rights and priorities among the Holders of the Securities and the holders of the applicable Senior Obligations in respect of the Collateral.


                                  ARTICLE 11.

                                 MISCELLANEOUS

     Section 11.1 Trust Indenture Act Controls.
                  ----------------------------

     If and to the extent that any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the TIA, such imposed duties shall control.

     Section 11.2 Notices.
                  -------

     Any notice or communication shall be sufficiently given (subject to the provisions of the third succeeding paragraph) if in writing and delivered in person or when mailed by first-class mail addressed as follows:

          if to the Company:

          Trans World Airlines, Inc.
          One City Centre
          515 N. 6th Street
          St. Louis, Missouri  63101
          Attention:  Richard P. Magurno, Senior Vice
                      President and General Counsel

          if to the Trustee:

          First Security Bank, National Association,
            as Trustee
          79 South Main Street
          Salt Lake City, Utah 84111
          Attention:  Corporate Trust Department

                                 ------------

     The Company or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Securityholder shall be mailed to him by first-class mail, postage prepaid, at his address as it appears on the Register and shall be sufficiently given to him if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. Except for a notice to the Trustee or to the Company, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     Section 11.3 Communications By Holders With Other Holders.
                  --------------------------------------------

     Securityholders may communicate pursuant to TIA (S) 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA (S) 312(c).

     Section 11.4 Certificate and Opinion as to Conditions Precedent.
                  --------------------------------------------------

     Upon any Request or application by the Company to the Trustee to take any action under this Indenture or the Operative Documents, the Company shall furnish to the Trustee:(a) an Officers' Certificate, and (b) an Opinion of Counsel, each stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, provided, that in the case of any such application or Request as to which the furnishing of an Officers' Certificate or Opinion of Counsel is specifically required by any provision of this Indenture or the Operative Documents relating to such particular application or Request, no additional certificate or opinion, as the case may be, need be furnished.

     Section 11.5 Statements Required In Certificate or Opinion.
                  ---------------------------------------------

     Each certificate or opinion provided for and delivered to the Trustee, the Collateral Agent or the Slot Trustee with respect to compliance with a condition or covenant provided for in this Indenture or the Operative Documents shall include: (a) a statement that the Person signing such certificate or opinion has read such condition or covenant and the definitions herein or therein relating thereto; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and (d) a statement as to whether or not in the opinion of such Person, such condition or covenant has been complied with.

     Any certificate or opinion of an Officer or an engineer, insurance broker, accountant or other expert may be based, insofar as it relates to legal matters, upon a certificate or opinion of or upon representations by counsel, unless such officer, engineer, insurance broker, accountant or other expert knows that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should have known that the same were erroneous.

     Any certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon the certificate or opinion of or representations by an officer or officers of the Company stating that the information with respect to such factual matters is in possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous and insofar as it relates to legal matters in a jurisdiction or area of law beyond the expertise of such counsel, such counsel may rely upon the opinion of counsel qualified in such other jurisdiction or area of law.

     Wherever in this Indenture or the Operative Documents in connection with any application, certificate or report to the Trustee, the Collateral Agent or the Slot Trustee it is provided that the Company shall deliver any document as a condition of the granting of such application or as evidence of the Company's compliance with any term hereof, it is intended that the truth and accuracy at the time of the granting of such application or at the effective date of such certificate or report, as the case may be, of the facts and opinions stated in such document shall in each such case be a condition precedent to the right of the Company to have such application granted or to the sufficiency of such certificate or report. Nevertheless, in the case of any such application, certificate or report, any document required by any provision of this Indenture or the Operative Documents to be delivered to the Trustee, the Collateral Agent or the Slot Trustee as a condition of the granting of such application or as evidence of such compliance may be received by the Trustee, the Collateral Agent or the Slot Trustee as conclusive evidence of any statement therein contained and shall be full warrant, authority and protection to the Trustee, the Collateral Agent or the Slot Trustee acting on the faith thereof.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Whenever any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements or opinions or other instruments under this Indenture or any Operative Document he may, but need not, consolidate such instruments into one.

     Section 11.6 Liens. Rules By Trustee, Paying Agent, Registrar.
                  ------------------------------------------------

     The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar, Paying Agent or Tender Agent may make reasonable rules for their respective functions.

     Section 11.7 Payment Dates.
                  -------------

     If a payment date is not a Business Day, payment may be made at the designated place on the next succeeding day that is a Business Day with the same effect as if such payment was made on the original payment date, and no interest or Liquidated Damages, if any, shall accrue on that payment for the intervening period.

     Section 11.8 Governing Law.
                  -------------

     The laws of the State of New York shall govern this Indenture and the Securities without regard to principles of conflict of laws.

     Section 11.9 No Adverse Interpretation of Other Agreements.
                  ---------------------------------------------

     This Indenture may not be used to interpret any indenture, loan or debt agreement of the Company or any of its Subsidiaries which is unrelated to the Indenture, the Securities or the Operative Documents. Any such indenture, loan or debt agreement may not be used to interpret this Indenture or the Operative Documents.

     Section 11.10 No Recourse Against Others.
                  --------------------------

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability.

     Section 11.11 Provisions of Indenture for the Sole Benefit of Parties and
                   -----------------------------------------------------------
                   Securityholders.
                   ---------------

     Nothing in this Indenture or the Securities, expressed or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

     Section 11.12 Successors.
                   ----------

     All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

     Section 11.13 Duplicate Originals.
                   -------------------

     The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     Section 11.14 Severability.
                   ------------

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

     Section 11.15 Rating Agencies.
                   ---------------

     Any reference in this Indenture or in the Operative Documents to Moody's Investors Service, Standard & Poor's Corporation or Duff & Phelps (each a "rating agency" or an "agency") shall include its successors or successor publishers of its financial ratings, and references to the ratings of any such rating agency shall include comparable ratings in the event of one or more reclassifications of such ratings by such rating agency after the date hereof. In the event that any of such rating agencies shall cease to publish applicable ratings, any provision herein requiring ratings of all of such agencies shall be deemed to require ratings of only the agency or agencies continuing to publish applicable ratings. If all of such agencies cease to publish applicable ratings, any provision herein requiring ratings of any of such agencies shall be deemed to require ratings that are both (a) certified by the Company in an Officers' Certificate to be equivalent to the ratings of such agency or agencies and (b) reasonably satisfactory to the Trustee or the Collateral Agent.

     Section 11.16 Effect of Headings.
                   ------------------

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                  ARTICLE 12.

                             RELEASE OF COLLATERAL

     Section 12.1 Release of Collateral.
                  ---------------------

     The Collateral securing the obligations evidenced by the Securities shall be subject to release from the Lien of this Indenture and the Operative Documents from and to the extent provided by the Operative Documents.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                                       TRANS WORLD AIRLINES, INC,


                                       By:
                                          -------------------------------------

                                       Name:
                                            -----------------------------------

                                       Title:
                                             ----------------------------------




                                       FIRST SECURITY BANK, NATIONAL ASSOCIATION as Trustee



                                       By:
                                          -------------------------------------

                                       Name:
                                            -----------------------------------

                                       Title:
                                             ----------------------------------

                                                          EXHIBIT A TO INDENTURE

===============================================================================

                            12% SENIOR SECURED NOTES

                                  ISSUED UNDER

                                   INDENTURE

                                      FROM


                           TRANS WORLD AIRLINES, INC.


                                       TO


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION

                                   AS TRUSTEE

                           Dated as of March 31, 1997

==============================================================================

                   Form of 12% Senior Secured Note due 2002
                   ----------------------------------------

No. PS______                                                           $_______

          THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT. SOLELY FOR FEDERAL INCOME TAX PURPOSES, (I) ISSUE PRICE IS $_____ PER $1,000 PRINCIPAL AMOUNT, (II) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $_____ PER $1,000 PRINCIPAL AMOUNT, (III) THE ISSUE DATE WAS MARCH 31, 1997, AND
          (IV) YIELD TO MATURITY IS ______.

          THE NOTES REPRESENTED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF $1,000 PRINCIPAL AMOUNT AT MATURITY OF 12% SENIOR SECURED NOTES DUE 2002 OF TRANS WORLD AIRLINES, INC (THE "NOTES") AND ONE WARRANT. PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EARLIEST OF (i) JUNE 29, 1997, (ii) THE DATE ON WHICH AN EXCHANGE OFFER REGISTRATION STATEMENT OR A SHELF REGISTRATION STATEMENT FOR THE NOTES IS DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION OR (iii) SUCH EARLIER DATE AS PAINEWEBBER INCORPORATED MAY, IN ITS DISCRETION, DEEM APPROPRIATE, THE NOTES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE WARRANTS.

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

          THE HOLDER OF THESE SECURITIES BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL, OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE RESALE RESTRICTION TERMINATION DATE WHICH IS THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE DATE OF ORIGINAL ISSUANCE AND THE LAST DATE ON WHICH THE CORPORATION OR ANY AFFILIATE OF THE CORPORATION WAS THE OWNER OF THESE SECURITIES (OR ANY PREDECESSOR OF THESE SECURITIES) ONLY (A) TO THE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A TO A PERSON IT REASONABLY BELIEVES IS AS "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO

          WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
          (a)(1),(2) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE CORPORATION'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE, OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES ,TO REQUIRE A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THESE SECURITIES IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                           TRANS WORLD AIRLINES, INC.

                        12% SENIOR SECURED NOTE DUE 2002

                                                                  CUSIP ________

     Trans World Airlines, Inc., a Delaware corporation (hereinafter sometimes called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), promises to pay to _________________________

______, or registered assigns, the principal sum of ___________________ Dollars on April 1, 2002 and to pay interest thereon as provided on the reverse hereof, until the principal hereof is duly paid or provided for.

Interest Payment Dates: April 1 and October 1 and the date of maturity.

Record Dates:   March 15 and September 15.

Other provisions of this Note set forth on the reverse hereof or elsewhere herein shall have the same effect as if set forth at this place.

Executed as a sealed instrument under the corporate seal or a facsimile thereof.


ATTEST:                             TRANS WORLD AIRLINES, INC.
Corporate Secretary


________________________________    By:____________________________________
                                         Vice President, Corporate Finance

Dated: __________________________


                         Certificate of Authentication
                         -----------------------------

This is one of the Securities referred to in the within-mentioned Indenture.

                                    FIRST SECURITY BANK, NATIONAL
                                    ASSOCIATION, as Trustee


                                    By:____________________________________
                                              Authorized Signature

                               (Back of Security)


                           TRANS WORLD AIRLINES, INC.

     "THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

     THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
     (ii) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (iv) TO THE COMPANY OR (v) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (i) THROUGH (v) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

     BY ITS ACQUISITION HEREOF, THE HOLDER REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR") AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S.

     "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                       12% Senior Secured Notes Due 2002

     The Security is one of a duly authorized issue of securities of the Company designated as its 12% Senior Secured Notes due 2002 (hereinafter called the Securities"), limited in aggregate principal amount Outstanding to $50,000,000, (subject to increase up to $57,500,000 aggregate principal amount Outstanding, as provided in the Indenture) issued or to be issued pursuant to an Indenture, dated as of March 31, 1997 (hereinafter called the "Indenture") between the Company and First Security Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture).

     1. Interest; Liquidated Damages.  The Company promises to pay interest on
        ----------------------------
the principal amount of this Security at the rate of twelve percent (12%) per
                                                                          ---
annum. To the extent permitted by law, interest on any overdue interest or
------
Liquidated Damages, if any, will accrue and be paid at the rate then borne by the principal amount hereof. Overdue principal shall bear interest at the rate shown above. The Company will pay interest and Liquidated Damages, if any, semi-annually on April 1 and October 1 of each year, commencing October 1, 1997. Interest on the Securities will accrue from March 31, 1997 or the most recent Interest Payment Date to which interest and Liquidated Damages, if any, have been paid. Interest and Liquidated Damages, if any, will be payable to the Holders of record as they appear on the register of the Company kept by the Registrar on such record dates, provided that Holders of Securities tendered for repurchase on a Repurchase Date falling between an interest payment record date and the Interest Payment Date shall, in lieu of receiving such interest and Liquidated Damages, if any, on the Interest Payment Date fixed therefor, receive such interest payment together with all other accrued and unpaid interest and Liquidated Damages, if any, on the date fixed for repurchase (unless such Holders tender such Securities in payment of the Exercise Price of the Warrants in accordance with the Indenture, in which case such holders will receive such payment on the corresponding Interest Payment Date, but will be required to accompany such tender with funds equal to the interest and Liquidated Damages, if any, payable on such succeeding Interest Payment Date on the principal amount of Securities tendered in payment of the Exercise Price of the Warrants). Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. Method of Payment.  Unless the Securities are tendered in payment of
        -----------------
the Exercise Price of the Warrants, the Company will pay interest on and Liquidated Damages, if any, with respect to, the Securities (except defaulted interest) to the persons who are registered Holders of Securities at the close of business on the record date set forth on the face of this Security next preceding the applicable Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments and must surrender Securities to a Tender Agent to utilize the principal amount of such Securities to pay the Exercise Price of the Warrants. The Company will pay principal, interest and Liquidated Damages, if any, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York and at any other office or agency maintained by the Company for such purpose in money of the United States that at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest on and Liquidated Damages, if any, with respect to, the Securities may be by check payable in such money and mailed to a Holder's registered address. If a payment date is a legal holiday at a place of payment, payment may be made at that place on the next succeeding Business Day, and no interest shall accrue for the intervening period.

     3. Registrar, Paying Agent and Tender Agent.  Initially, First Security
        ----------------------------------------
Bank, National Association (the "Trustee") will act as Registrar, Paying Agent and Tender Agent. The Company may change any Paying Agent, Tender Agent, Registrar or co-registrar without prior notice to any Securityholder. The Company may act in any such capacity, except in certain circumstances.

     4. Indenture.  The Company issued the Securities under an Indenture dated
        ---------
as of March 31, 1997 (as amended, amended and restated or supplemented, the "Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made applicable to the Indenture by the Trust Indenture Act of 1939 (15 U.S.C. (S) (S) 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and such Act for a statement of such terms. The Securities are secured obligations of the Company limited to $50,000,000 aggregate principal amount (subject to increase up to $57,500,000 aggregate principal amount), except as otherwise provided in the Indenture. Capitalized terms used in this Security and not defined in this Security shall have the meaning set forth in the Indenture, including the Definitions Appendix to the Indenture.

     5. Security.  The Securities are secured by Liens on certain Properties
        --------
of the Company pursuant to the Operative Documents described in the Indenture.

     6. Change in Control.   In the event of a Change in Control (as
        -----------------
hereinafter defined) with respect to the Company, then each Holder of the Securities shall have the right, at the Holder's option, to require the Company to repurchase such Holder's Securities including any portion thereof which is $1,000 or any integral multiple thereof on the date (the "Repurchase Date") that is 45 days after the date of the Repurchase Right Notice at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to and including the Repurchase Date (the "Repurchase Price").

     Within 30 days after the occurrence of a Change in Control, the Company is obligated to give notice of the occurrence of such Change in Control, and the procedure which such Holder must follow to exercise such right. To exercise the repurchase option, the Holder of a Security must deliver on or before the 30th day after the date of the Repurchase Right Notice, written notice to the Company of the Holder's exercise of such option together with the Security or Securities with respect to which the option is being exercised, duly endorsed for transfer. Exercise of the Repurchase Right by the Holder of a Security will be irrevocable on and after five (5) Business Days prior to the Repurchase Date, unless (i) the Company shall default in making the repurchase payment when due, in which case a Holder who elects to exercise the Repurchase Right will retain the right to tender such Security in payment of the then current Exercise Price of the Warrants (as defined in the Warrant Agreement dated as of March 31, 1997 between the Company and American Stock Transfer & Trust Company) until the close of business on the date such default is cured and such Security is repurchased, or
(ii) the Company shall otherwise, in its sole discretion, consent thereto.

     If any repurchase pursuant to the foregoing provisions constitutes an "issuer tender offer" as defined in Rule 13e-4 under the Exchange Act, the Company will comply with the requirements of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act which then may be applicable, including the filing of an issuer tender offer statement on Schedule 13E-4 with the SEC and the furnishing of certain information contained therein to the Holders.

     A "Change in Control" means the occurrence of any of the following events:
(i) any person (including any entity or group deemed to be a "person" under Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) is or becomes the direct or indirect beneficial owner (as determined in accordance with Rule 13d-3 under the Exchange Act) of shares of the Company's capital stock representing greater than 50% of the total voting power of all shares of capital stock of the Company entitled to vote in the election of Directors under ordinary circumstances or to elect a majority of the Board of Directors of the Company,
(ii) the Person then constituting the "Company" under the Indenture sells, transfers or otherwise disposes of all or substantially all of its assets (regardless of whether such Person thereupon ceases to constitute the "Company" under the Indenture pursuant to Section 5.2 of the Indenture), (iii) when, during any period of 12 consecutive months after the date of original issuance of the Securities, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Company (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors still in office entitled to vote with respect to such nomination who were either directors at the beginning such period or whose election or nomination for election was previously so approved, but excluding any of the individuals who at the beginning of such 12-month period constituted such Board but who ceased to be a member of the Board pursuant to the Company's mandatory retirement policy as in effect as of the date of the Indenture), cease for any reason to constitute a majority of the Board of Directors of the Company then in office or (iv) the date of the consummation of the merger or consolidation of the Person then constituting the "Company" under the Indenture with another corporation where the stockholders of such Person, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors or where members of the Board of Directors of the Person then constituting the "Company" under the Indenture, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or consolidation.

     7. Tender in Payment of Exercise Price of Warrants.  A Holder of a
        -----------------------------------------------
Security may tender such Security in payment of the Exercise Price of the Warrants at any time prior to maturity. The initial Exercise Price is $7.92 per share, subject to adjustment under certain circumstances as set forth in the Warrant Agreement. No payment or adjustment will be made for accrued interest or Liquidated Damages, if any, on a Security tendered in payment of the Exercise Price or for dividends or distributions on shares of Common Stock issued upon exercise of the Warrant except as provided in Section 1 of the Security. No Securities will be issued in denominations of less than $1000 upon tender of the Securities nor shall any cash be paid by the Company in connection with a tender of the Securities in payment of the Exercise Price of the Warrants.

     To tender a Security in payment of the Exercise Price of the Warrants, a Holder must (a) complete and manually sign the tender notice set forth below and deliver such notice to the Tender Agent, (b) surrender the Security to the Tender Agent, (c) furnish appropriate endorsements and transfer documents, if required by the Registrar or the Tender Agent, and (d) pay a transfer or similar tax, if required. If a Holder surrenders a Security for tender after the close of business on a record date, then, notwithstanding such tender, the interest and Liquidated Damages, if any, payable on the related Interest Payment Date shall be paid to the Holder of such Security on such record date. In such event, the Security must be accompanied by payment of any amount equal to the interest and Liquidated Damages, if any, payable on such Interest Payment Date on the principal amount of the Security or portion thereof then tendered. A Holder may tender in payment of the Exercise Price of the Warrants a portion of a Security equal to $1,000 or any integral multiple thereof other than for payment of fractional shares issuable upon the exercise of such Warrants.

     8. Denominations, Transfer, Exchange.  The Securities shall be issuable
        ---------------------------------
only in registered form without coupons and in denominations of $1,000 and integral multiples thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes required by law or permitted by the Indenture.

     9. Persons Deemed Owners.  The Company, the Trustee and any agent of the
        ---------------------
Company or the Trustee may treat the person in whose name the Security is registered with the Registrar as the owner for all purposes.

     10. Amendments and Waivers.  Subject to certain exceptions, the Indenture,
         ----------------------
the Securities, or the Operative Documents may be amended with the consent of the Holders of at least a majority in principal amount of the then Outstanding Securities, and any existing Default, Event of Default or acceleration may be waived with the consent of the Holders of a majority in principal amount of the then Securities Outstanding. Without the consent of any Holder, the Indenture, the Securities or any of the Operative Documents may be amended to, among other things, cure any ambiguity, defect or inconsistency.

     11. Defaults and Remedies.  Events of Default under the Indenture include
         ---------------------
the following: default for the period specified in the Indenture in payment of interest on, or Liquidated Damages, if any, with respect to the Securities; default in payment of principal when due on the Securities (upon maturity, tender for repurchase or otherwise); failure by the Company to comply with specific covenants or discontinuance by the Company of substantially all of its airline operations; failure by the Company for sixty (60) days after notice to it to comply in any material respect with any of its other covenants, conditions or agreements in the Indenture or the Securities, unless otherwise specified; the occurrence of certain defaults under any Indebtedness of the Company or any Significant Subsidiary in excess of $15,000,000 in principal amount or under Senior Obligations which continues for thirty (30) days after notice to the Company; the rendering or domestication of final judgments by a court of competent jurisdiction against the Company or any Significant Subsidiary in an aggregate amount of $15,000,000 or more which remain undischarged for a period (during which execution is not stayed) of sixty (60) days after the date on which the right to appeal has expired; cessation of effectiveness of Operative Documents without the consent of the Trustee; and certain events of bankruptcy, insolvency or reorganization. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee or the Holders of twenty-five percent (25%) in principal amount of the then Securities Outstanding may declare all the Securities to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all Securities Outstanding become due and payable immediately without further action or notice. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then Outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference, and subject in its entirety to the more complete description thereof contained in the Indenture.

     12. Trustee Dealings with Company.  The Trustee under the Indenture, in
         -----------------------------
its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     13. No Recourse Against Others.  A director, officer, employee or
         --------------------------
stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     14. Authentication.  This Security shall not be valid until authenticated
         --------------
by the manual signature of the Trustee or an authenticating agent.

     15. Unclaimed Money.  If money for the payment of principal of, interest
         ---------------
on, or Liquidated Damages, with respect to, or the Repurchase Price for the Securities remains unclaimed for two (2) years, the Trustee or Paying Agent will pay the money back to the Company at its request. After such payment, Holders entitled to any portion of such money must look to the Company for payment unless an applicable law designates another person.

     16. Abbreviations.  Customary abbreviations may be used in the name of a
         -------------
Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     The Company will furnish to any Holder of this Security, upon written request and without charge, a copy of the Indenture. Request may be made to:
Trans World Airlines, Inc., One City Centre, 515 N. 6th Street, St. Louis, Missouri 63101, Attention: Corporate Secretary.


Dated:
      ----------------------     ----------------------------------------------
                                 NOTICE: To be executed by an executive officer

                                ASSIGNMENT FORM


                                ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:


-----------------------------------------------------------------------

(Insert Assignee's Soc. Sec. or Tax I.D. No.)


-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------
(Print or type assignee's name, address and zip code)

and irrevocably appoint
                        ----------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.



                                 TENDER NOTICE

To tender this Security in payment of the Exercise Price of the Warrants, check the box:

                                       [_]


To tender only part of this Security in payment of the Exercise Price of the Warrants, state the amount to be tendered (must be in multiples of $1,000)

$
 -----------------------------------------------------------------------------

If you want the stock certificate issuable upon exercise of the Warrants made out in another person's name, fill in the form below:


-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------
(Print or type other person's name, address and zip code and Social Security number or Tax Identification Number)

==============================================================================

Date:
     --------------------------------------------------------------------------

Signature(s) guaranteed by:


Signature(s):
             -----------------------------------------------------------------

------------------------------------------------------------------------------
(Sign exactly as your name(s) appear(s) on the other side of this Security)


(All signatures must be guaranteed by a member of a national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company located in the United States)

                       OPTION OF HOLDER TO ELECT PURCHASE


     If you want to elect to have this Security repurchased by the Company pursuant to Section 4.15 of the Indenture, check the box:

                                       [_]

     If you want to elect to have only part of this Security repurchased by the Company pursuant to Section 4.15 of the Indenture, state the amount to be repurchased:


$
--------------------------------------------
     (in an integral multiple of $1,000)


Date:                                  Signature:
     -------------------------------             ------------------------------


                                    ------------------------------------------
                                    (Sign exactly as your name(s) appear(s) on the other side of this Security)


Signature(s) guaranteed by:
                                    -------------------------------------------
                                    (All signatures must be guaranteed by a
                                    member of a national securities exchange or
                                    of the National Association of Securities
                                    Dealers, Inc. or by a commercial bank or
                                    trust company located in the United States)

                                                                      EXHIBIT B



                      Form of Legend for Global Securities

Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity, as is requested by an authorized representative of
          DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFER MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

                         ACQUIRED SLOT TRUST AGREEMENT

                             DECLARATION OF TRUST
                          DATED AS OF MARCH 31, 1997


   DECLARATION OF TRUST (together with all amendments and supplements hereto, this "Agreement"), made as of March 31, 1997, executed by TRANS WORLD AIRLINES, INC., a Delaware corporation, having an office at 515 N. 6th Street, St. Louis, Missouri 63101 (herein, together with its successors and assigns, "TWA"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, having an office at 79 South Main Street, Salt Lake City, Utah 84111, as trustee (or its successor in interest or any successor trustee appointed as hereinafter provided and its assigns, the "Slot Trustee");

                               R E C I T A L S:

   WHEREAS, TWA has duly authorized the issuance of $50,000,000 (plus up to an additional $7,500,000 if an over-allotment option is exercised) aggregate principal amount outstanding of its 12% Senior Secured Notes pursuant to an Indenture (together with all amendments, modifications and supplements thereto, the "Indenture") dated as of March 31, 1997 between TWA and First Security Bank, National Association (the "Trustee"); and

   WHEREAS, the Indenture requires TWA to establish the Slot Trust for the purpose of holding the Acquired Slots described in Schedule I for the benefit of the Holders of the Securities; and

   WHEREAS, this Agreement establishes the Slot Trust for the purpose of holding the Acquired Slots for the benefit of Holders of the Securities (as defined in the Definitions Appendix described below); and

   WHEREAS, as a result of the foregoing, pursuant to the terms of the Indenture and in order to secure the due and punctual payment, performance and observance in full of the Obligations (as defined in the Definitions Appendix described below), the Beneficial Interest and the Beneficial Interest Certificate, among other things, will be pledged to the Collateral Agent pursuant to the Pledge Agreement for the equal and ratable benefit of the Holders of the Securities; and

   WHEREAS, TWA has duly authorized the execution and delivery of this Agreement.

   NOW, THEREFORE, both parties agree as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Securities.

            ARTICLE 1.  DEFINITIONS AND INCORPORATION BY REFERENCE

   Section 1.1.  Definitions.  Capitalized terms used and not otherwise defined
                 -----------
herein shall have the meanings ascribed to such terms in Section 1 of the Definitions Appendix attached to the Indenture as Appendix I, which shall be a part of this Acquired Slot Trust Agreement as if fully set forth in this place.

   Section 1.2.  Rules of Construction.  The rules of construction for this
                 ---------------------
Acquired Slot Trust Agreement are set forth in Section 2 of the Definitions Appendix.


                               ARTICLE 2.  NAME

   Section 2.1.  Name.  The Slot Trust established by this Agreement shall be
                 ----
known as the ACQUIRED SLOT TRUST (together with all amendments and supplements hereto, the "Slot Trust").

                       ARTICLE 3.  PURPOSE OF SLOT TRUST

   Section 3.1.  Purpose.  The purpose for which the Slot Trust has been formed
                 -------
is (i) to acquire and hold, for the benefit of the holder of the Beneficial Interest and the Beneficial Interest Certificate, the Acquired Slots assigned, transferred and conveyed to the Slot Trust pursuant to the Deed of Conveyance and subsequent deeds of conveyance similar in form and substance to the Deed of Conveyance pursuant to which TWA has transferred and may transfer Slots to the Slot Trust, the pledge of the Beneficial Interest therein to serve as security for the payment and performance of the Obligations, and (ii) to transfer such Acquired Slots, all in accordance with the terms and conditions set forth in this Agreement, the Master Sub-License Agreement and the Indenture.


             ARTICLE 4.  CONVEYANCE OF SLOTS, ORIGINAL ISSUANCE OF
                                  CERTIFICATE

   Section 4.1.  Holding and Conveyance of Slots.  TWA by the execution and
                 -------------------------------
delivery hereof, confirms that pursuant to the Deed of Conveyance, it is assigning, transferring and conveying to the Slot Trust the Acquired Slots described in Schedule I, in each case free and clear of liens, encumbrances and rights of others (except for certain of the Acquired Slots which are subject to the Prior Third Party Licenses listed in Schedule II hereto and Acquired Slots subject to Slot Trades) and without recourse (such Acquired Slots, together with all other Slots which may, from time to time, be assigned, transferred and conveyed to the Slot Trust from TWA pursuant to the Master Sub-License Agreement or otherwise, but excluding any Acquired Slots which have been released and assigned, transferred and reconveyed to TWA from the Slot Trust (unless later reassigned, retransferred and reconveyed to the Slot Trust) pursuant to the

Master Sub-License Agreement, herein being collectively referred to as the "Acquired Slots" or the "Slot Trust Assets"), subject to the terms hereof.

   Section 4.2.  Acceptance by Slot Trustee.  The Slot Trustee acknowledges the
                 --------------------------
prior or concurrent assignment, transfer and conveyance to it of the Acquired Slots referred to in Section 4.1 hereof and declares that it holds and will hold all Slot Trust Assets received by it hereunder in trust, in accordance with, and subject to, the terms herein set forth.

   Section 4.3.  Execution of Beneficial Interest Certificate.  The Slot Trustee
                 --------------------------------------------
shall execute and record the ownership of the Beneficial Interest Certificate in accordance with Section 6.1 and deliver it to the Collateral Agent, whereafter the Beneficial Interest shall be represented by the Beneficial Interest Certificate, subject to all the terms hereof.


            ARTICLE 5.  OWNERSHIP AND TRANSFER OF SLOT TRUST ASSETS

   Section 5.1.  Ownership of Slot Trust Assets.  The Slot Trust Assets shall be
                 ------------------------------
held separate and apart from any assets now or hereafter held in any capacity other than as trustee hereunder by the Slot Trustee. All the assets of the Slot Trust shall at all times be considered as vested in the Slot Trustee. For so long as the Slot Trust Assets are held by the Slot Trust, TWA shall not, and shall not be deemed to, have ownership in, or any rights of the holder of record at the FAA with respect to, any Slot Trust Asset or any right of partition or possession thereof, but TWA or its permitted assignee shall have an undivided beneficial ownership interest in the entire Slot Trust. It is the intent hereof that by the Deed of Conveyance, any Subsequent Deed of Conveyance, this Agreement and the Master Sub-License Agreement, TWA (for all purposes other than tax purposes) has assigned, transferred and conveyed (or in the case of any Subsequent Deed of Conveyance, will have assigned, transferred and conveyed) its entire interest in the Acquired Slots to the Slot Trust subject to no Liens except Permitted Liens, and that TWA can only acquire an interest therein upon satisfaction of all the Obligations or under the limited circumstances set forth in Article 6 of the Master Sub-License Agreement. If, notwithstanding TWA's failure to satisfy all the Obligations or comply with said Article 6, it is held or determined that any present or future right or interest in any Acquired Slot does so exist in TWA by contingent right of reverter, expectancy or otherwise, TWA agrees that such holding or determination is contrary to the intent hereof and that it has no right to, and shall not, transfer or otherwise place any Lien upon such interest or make any agreement or understanding to do so unless and until all the Obligations have been satisfied or such Acquired Slot shall have ceased to be an Acquired Slot for all purposes hereof and of the Master Sub-License Agreement.

   Section 5.2.  Transfer of Slot Trust Assets.  Except as provided in the
                 -----------------------------
Master Sub-License Agreement including Section 6.2(a) thereof, until such time as the Slot Trust receives notice from the Indenture Trustee that (i) TWA has satisfied all of its Obligations or (ii) acceleration of TWA's obligations under the Securities has occurred, the Slot Trust shall not transfer any of the Slot Trust Assets. Upon receipt of notice from the Indenture Trustee that no Event of Default exists and TWA has satisfied all of the Obligations, the Slot Trustee shall, subject to the provisions of Section 9.2 of the Master Sub-License Agreement, and except as otherwise provided in Section 9.2 thereof, reassign, retransfer and reconvey to TWA or its designee by deed of conveyance, without recourse, representation or warranty, all of the Acquired Slots then held as Slot Trust Assets. Upon receipt of notice from the Indenture Trustee that acceleration of TWA's obligations under the Securities has occurred, the Slot Trust, upon direction from the Indenture Trustee, shall take all such actions as are appropriate and necessary, in the exercise of its sole and exclusive discretion, to protect the interests of the Holders of the Securities, including without limitation, to deny TWA use of the Acquired Slots (the Master Sub-License Agreement having terminated), to cause or allow the termination of, enforce attornment obligations under or otherwise deal with Third-Party Licenses and to transfer by deed of conveyance without recourse, representation or warranty any or all of the Acquired Slots.

   Notwithstanding the foregoing, if the Slot Trust or the Slot Trustee (in its capacity as Slot Trustee) receives any property other than Slot Trust Assets (including, without limitation, cash and/or Investment Securities) such property shall be immediately delivered to the Collateral Agent.


               ARTICLE 6.  BENEFICIAL INTEREST IN THE SLOT TRUST

   Section 6.1.  Ownership of Beneficial Interest.  TWA shall be the holder of
                 --------------------------------
record of the Beneficial Interest Certificate; provided however that upon acceleration of the Securities in accordance with the Indenture, the Collateral Agent may at any time in its discretion and without notice to TWA request that the Slot Trustee transfer to or register in its name the Beneficial Interest Certificate, and thereupon shall become holder of record of such certificate. The ownership of the Beneficial Interest and the Beneficial Interest Certificate shall be recorded by the Slot Trustee on the books of the Slot Trust. The record books of the Slot Trust shall be conclusive as to who is the holder of record of the Beneficial Interest and the Beneficial Interest Certificate.

   Section 6.2.  Transfer of Beneficial Interest.  So long as TWA is recorded on
                 -------------------------------
the books of the Slot Trust as the holder of record of the Beneficial Interest and the Beneficial Interest Certificate, TWA shall not transfer or assign the Beneficial Interest and/or the Beneficial Interest Certificate to any Person, except that TWA may pledge, transfer or assign the Beneficial Interest and the Beneficial Interest Certificate to the Collateral Agent under the Pledge Agreement and to no other Person. At such time as the Collateral Agent becomes the holder of record of the Beneficial Interest and the Beneficial Interest Certificate, the Beneficial Interest and the Beneficial Interest Certificate shall be fully transferable and assignable.

                         ARTICLE 7.  THE SLOT TRUSTEE

   Section 7.1.  Management of the Slot Trust.  The business and affairs of the
                 ----------------------------
Slot Trust shall be managed by the Slot Trustee, and the Trustee shall have all powers granted to it pursuant to applicable law and under this Agreement.

   Section 7.2.  Powers.  The Slot Trustee in all instances shall carry out its
                 ------
duties under this Agreement without interference by TWA. The Slot Trustee shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments necessary in connection with its duties under this Agreement. In addition to the powers granted to the Slot Trustee pursuant to applicable law and subject to any applicable limitation in this Agreement, the Slot Trustee shall have power and authority:

               (a) To enter into and perform on behalf of the Slot Trust the Master Sub-License Agreement, under substantially the terms and conditions set forth in the form of such agreement attached as Exhibit C hereto;

               (b) To hold on behalf of the Slot Trust the Acquired Slots assigned, transferred and conveyed to the Slot Trust from TWA pursuant to the Deed of Conveyance or any subsequent deed of conveyance from TWA;

               (c) To cancel, terminate and declare null and void the Master Sub-License Agreement pursuant to the terms of such agreement;

               (d) After acceleration of TWA's obligations under the Securities in accordance with the Indenture (i) to take such actions as are appropriate and necessary in the exercise of its sole and exclusive discretion, to enter into, cause or allow the termination of, enforce attornment obligations under or otherwise deal with sublicenses and Third-Party Licenses and (ii) to assign, transfer and convey by deed of conveyance, without recourse, representation or warranty, any or all of the Acquired Slots, upon direction of the Indenture Trustee;

               (e) To transfer to the Collateral Agent any property other than Slot Trust Assets (including, without limitation, cash and/or Investment Securities) delivered to it; and

               (f) To reassign, retransfer and reconvey by deed of conveyance without recourse, representation or warranty (except as otherwise provided in Section 9.2 of the Master Sub-License Agreement) to TWA the Acquired Slots held as Slot Trust Assets, upon receipt of notice from the Indenture Trustee of satisfaction by TWA of all its Obligations or under certain circumstances with respect to certain Acquired Slots as set forth in the Master Sub-License Agreement.

   Section 7.3.  Principal Transactions. The Slot Trustee shall not on behalf of
                 ----------------------
the Slot Trust, or otherwise, transfer any Slot Trust Assets or any other property delivered to the Slot Trustee or the Slot Trust from the Slot Trust or sell or lend any Slot Trust Assets or any other property delivered to the Slot Trustee or the Slot Trust to any person, except as set forth in Sections 5.2 and
7.2 hereof.

   Section 7.4.  Service in Other Capacities.  The Slot Trustee may serve in any
                 ---------------------------
other capacity on its own behalf or on behalf of others (and must serve as Indenture Trustee and as Collateral Agent), and may engage in such other business activities in addition to its services on behalf of the Slot Trust as may be desirable and permissible under any applicable law. The Slot Trustee agrees to, and shall have the benefit of, all provisions of the Indenture and the Operative Documents stated therein to be agreements of or applicable to the Slot Trustee.

   Section 7.5.  Resignation and Removal of Slot Trustee.  The Slot Trustee may
                 ---------------------------------------
resign or be removed and a successor Slot Trustee appointed in accordance with the terms of Section 7.8 of the Indenture; provided, however, that upon the occurrence of an Event of Default, the Slot Trustee shall, if required under applicable law to preserve the existence of the Slot Trust, resign and/or appoint a successor individual trustee who shall be an individual person and shall for all purposes be the Slot Trustee hereunder.

   Section 7.6.  Successor Slot Trustee.  Any successor Slot Trustee appointed
                 ----------------------
as provided in Section 7.5 hereof or which became a successor Slot Trustee in accordance with Section 7.9 of the Indenture shall execute, acknowledge and deliver to TWA and to its predecessor Slot Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Slot Trustee shall become effective, and such successor Slot Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Slot Trustee herein. The predecessor Slot Trustee shall deliver to the successor Slot Trustee all documents and statements held by it hereunder, and TWA and the predecessor Slot Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainty vesting and confirming in the successor Slot Trustee all such rights, powers, duties and obligations.


            ARTICLE 8.  LIMITATION OF LIABILITY AND INDEMNIFICATION

   Section 8.1.  Limitation of Slot Trustee Liability.  Every act or thing done
                 ------------------------------------
or omitted, and every power exercised or obligation incurred by the Slot Trustee in the administration of the Slot Trust or in connection with any business, property or concerns of the Slot Trust, whether ostensibly in its own name or in its capacity as Slot Trustee, shall be done, omitted, exercised or incurred by it as Slot Trustee; and every person contracting or dealing with the Slot Trustee or having any debt, claim or judgment against it shall look only to TWA for payment or satisfaction; and the Slot Trustee shall not be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Slot Trust Assets or the conduct of any business of the Slot Trust.

   Except as provided in Section 9.1 of the Master Sub-License Agreement, the Slot Trustee does not make and shall not be deemed to have made any representation or warranty, expressed or implied, as to the title, merchantability, compliance with specifications, condition, design, operation, fitness for use or for a particular purpose, or any other representation or warranty whatsoever, expressed or implied, with respect to the Slot Trust Assets.

   The Slot Trustee shall not be subject to any personal liability whatsoever to any person for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Slot Trustee to redress any breach of trust) and all Persons shall look solely to TWA for satisfaction of claims of any nature arising in connection with the affairs of the Slot Trust, except for the Slot Trustee's own bad faith or negligence.

   Section 8.2.  Indemnification of Slot Trustee. TWA shall indemnify and hold
                 -------------------------------
harmless the Slot Trustee to the same extent provided for the Indenture Trustee under Section 7.7 of the Indenture, and the Slot Trustee shall have those rights set forth in such Section 7.7 for the Indenture Trustee.

   Section 8.3.  Duties of Slot Trustee.  (a) If an Event of Default has
                 ----------------------
occurred and is continuing, the Slot Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in such exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (b)       Except during the continuance of an Event of Default:

                (i) The Slot Trustee need perform only those duties as
                    specifically set forth in this Agreement and no others.

               (ii) In the absence of bad faith on its part, the Slot Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Slot Trustee and conforming to the requirements of this Agreement. However, the Slot Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Agreement.

          (c) The Slot Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                (i) This paragraph (c) does not limit the effect of paragraph
                    (b) of this Section 8.3 or of Section 8.4 hereof.

               (ii) The Slot Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Slot Trustee was negligent in ascertaining the pertinent facts.

              (iii) The Slot Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.2 hereof.

        (d) The Slot Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

        (e) Every provision of this Agreement that in any way relates to the Slot Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section
   8. 3.

        (f) Except as specifically set forth herein, in the Master Sub-License Agreement or in the Pledge Agreement, the Slot Trustee shall have no duty (i) to perform any recording or filing in connection with the Slot Trust Assets,
   (ii) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien owing with respect to, or assessed or levied against, any part of the Slot Trust Assets, or (iii) to take any other actions in connection with the use, operation, management or maintenance of the Slot Trust Assets.

   Section 8.4.  Rights of Slot Trustee.  (a) The Slot Trustee may rely on any
                 ----------------------
document believed by it to be genuine and to have been signed or presented by the proper person. The Slot Trustee need not investigate any fact or matter stated in any such document.

        (b) Before the Slot Trustee acts or refrains from acting, it may require an Opinion of Counsel, satisfactory to the Slot Trustee in its reasonable discretion, which shall conform to Section 11.5 of the Indenture. The Slot Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

        (c) The Slot Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

        (d) The Slot Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers. Slot Trustee shall have the right at any time to seek instruction concerning the administration of this Agreement or the trust created thereby from any court of competent jurisdiction.

        (e) The Slot Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.


          ARTICLE 9.  VOTING POWERS OF HOLDER OF RECORD OF BENEFICIAL
                                   INTEREST

   Section 9.1.  No Voting Power.  So long as TWA is the holder of record of the
                 ---------------
Beneficial Interest and the Beneficial Interest Certificate, TWA shall have no voting power with respect to any matter relating to the Slot Trust, unless, and only to the extent, required by law, which vote shall be exercised by the Collateral Agent. At such time as the Collateral Agent becomes the holder of record of the Beneficial Interest and the Beneficial Interest Certificate, the Collateral Agent shall have all voting power with respect to any and all matters relating to the Slot Trust, including, without limitation, the dissolution of the Slot Trust, any direction to the Slot Trustee to make distributions, in kind or otherwise, or any direction to the Slot Trustee to sell, lease or otherwise dispose of the Slot Trust Assets; provided these powers are not in derogation of any powers or rights exercisable by the Slot Trustee under Section 7.2.


                           ARTICLE 10. MISCELLANEOUS

   Section 10.1. Slot Trust Expenses, Etc.  TWA shall pay all reasonable
                 ------------------------
expenses and disbursements of the Slot Trust and the Slot Trustee, including, without limitation, taxes (to the extent provided in Section 4.2 of the Pledge Agreement), fees and commissions of every kind incurred in connection with the activities of the Slot Trust; expenses of registering and qualifying the Slot Trust and the Beneficial Interest under Federal and State laws and regulations, legal expenses, and such non-recurring items as may arise, including litigation to which the Slot Trust or the Slot Trustee is a party, and for all losses and liabilities incurred in administering the Slot Trust.

   Section 10.2. Term of Slot Trust; Filing of Copies.  The term of the Slot
                 ------------------------------------
Trust shall be from the date of this Agreement to and including such time as all of the Slot Trust Assets have been assigned, transferred and conveyed pursuant to the terms set forth herein. The original or a copy of this instrument and of each Declaration of Trust supplemental hereto shall be kept at the office of the Slot Trustee.

   Section 10.3. Discharge of Slot Trustee; Termination of Slot Trust.  Upon
                 ----------------------------------------------------
completion of the assignment, transfer and conveyance of the Slot Trust Assets pursuant to the terms set forth herein, the Slot Trustee shall be discharged of any and all further liabilities and duties hereunder and this Slot Trust and the right, title and interest of all parties hereto shall be canceled and discharged.

   Section 10.4. Amendment Procedure.  (a) Except as provided in Section
                 -------------------
10.4(b) hereof and subject to Section 4.11 of the Indenture and Article 9 of the Indenture, this Agreement may be amended by TWA and the Slot Trustee only with the affirmative vote of the Required Holders.

        (b) TWA and the Slot Trustee may also amend this Agreement without the vote of the Holders of the Securities if such parties each deem it necessary to cure any ambiguity, defect or inconsistency or conform the Slot Trust and/or this Agreement to the requirements of applicable laws, so long as such amendment or amendments do not have a material adverse effect on the interests of the Holders, but the Slot Trustee shall not be liable for failing so to do.

        (c) Notwithstanding the foregoing, nothing contained in this Agreement shall permit any amendment of this Agreement which would impair the exemption from personal liability of the Slot Trustee.

   Section 10.5. References to Slot Trust and Slot Trustee.  All references in
                 -----------------------------------------
this Agreement and all other Operative Documents to the Slot Trust or the Slot Trustee shall be to both the Slot Trust and the Slot Trustee unless such a reference would render the provision in which it is contained meaningless or ambiguous.

   Section 10.6. Notices; Waivers.  Any request, demand, authorization,
                 ----------------
direction, notice, consent, waiver or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with

        (a) the Slot Trustee, by any Holder or by TWA shall be sufficient for every purpose hereunder if in writing and made, given, furnished or filed by personal delivery or registered or certified mail to or with the Slot Trustee at First Security Bank, National Association, 79 South Main Street, Salt Lake City, Utah 84111, Attention: Corporate Trust Services.

        (b) TWA, by any Holder or by the Slot Trustee shall be sufficient for every purpose hereunder if in writing and made, given, furnished or filed by personal delivery or mailed, first class postage prepaid, to TWA at 515 N. 6th Street, St. Louis. Missouri 63101, Attention: Richard P. Magurno, Senior Vice President and General Counsel,

or to any of the above parties at any other address subsequently furnished in writing by it to each of the other parties listed above. An affidavit by any person representing or acting on behalf of TWA or the Slot Trustee as to such mailing, having any registry receipt required by this Section attached, shall be conclusive evidence of the giving of such demand, notice or Communication.

   Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Slot Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

   Section 10.7.   Amendments, Etc.  No amendment or waiver of any provision of
                   ---------------
this Agreement nor consent to any departure by TWA therefrom shall in any event be effective unless the same shall be in writing, approved by the Required Holders (to the extent required herein or by the Indenture) and signed by the Slot Trustee, and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

   Section 10.8.   No Waiver; Remedies.  (a) No failure on the part of the Slot
                   -------------------
Trustee to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right, or constitute an election precluding any other or further exercise of any alternative right, of the Slot Trustee, the Collateral Agent or the Indenture Trustee under the Indenture or any Operative Document. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law or the Indenture, the Securities or any of the other Operative Documents.

        (b) Failure by the Slot Trustee at any time or times hereafter to require strict performance by TWA or any other Person of any of the provisions, warranties, terms or conditions contained herein or in any of the Indenture, the Securities or any other Operative Documents now or at any time or times hereafter executed by TWA or any such other Person and delivered to the Slot Trustee shall not waive, affect or diminish any right the Slot Trustee at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of the Slot Trustee or any agent, officer or employee of the Slot Trustee.

   Section 10.9.   Conflict with Trust Indenture Act of 1939.  If and to the
                   -----------------------------------------
extent any provision of this Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the TIA, such imposed duties shall control.

   Section 10.10.  Holidays.  In the event that any date for the payment of any
                   --------
amount due hereunder shall not be a Business Day, such payments (notwithstanding any other provision of this Agreement) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall accrue for the period from such due date to and including the next succeeding Business Day.

   Section 10.11.  Successors and Assigns.  This Agreement and all obligations
                   ----------------------
of TWA hereunder shall be binding upon the successors and assigns of TWA and shall, together with the rights and remedies of the Slot Trustee hereunder, inure to the benefit of the Slot Trustee, the Holders, and their respective successors and assigns.

   Section 10.12.  Governing Law.  The laws of the State of New York shall
                   -------------
govern this Agreement without regard to principles of conflict of laws.

   Section 10.13.  Indemnification.  TWA agrees to pay, and to save the Slot
                   ---------------
Trustee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Agreement.

   Section 10.14.  Effect of Headings.  The Article and Section headings and the
                   ------------------
Table of Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

   Section 10.15.  No Adverse Interpretation of Other Agreement.  This Agreement
                   --------------------------------------------
may not be used to interpret any security agreement of TWA or any of its Subsidiaries which is unrelated to the Indenture, the Securities or the Operative Documents. Any such security agreement may not be used to interpret this Agreement.

   Section 10.16.  No Recourse Against Others.  A director, officer, employee or
                   --------------------------
stockholder, as such, of TWA shall not have any liability for any obligations of TWA under this Agreement or for any claim based on, in respect of or by reason of such obligations or its creation.

   Section 10.17.  Duplicate Originals.  The parties may sign any number of
                   -------------------
copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

   Section 10.18.  Severability.  In case any provision in this Agreement shall
                   ------------
be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against the Slot Trustee.

  IN WITNESS WHEREOF, the parties have caused this Acquired Slot Trust Agreement to be duly executed, all as of the date first above written.

                                TRANS WORLD AIRLINES, INC.


                                By: /s/ Michael J. Lichty
                                    ------------------------------------------
                                Name:  Michael J. Lichty
                                Title:       Vice President, Corporate Finance


                                FIRST SECURITY BANK, NATIONAL
                                ASSOCIATION, as Slot Trustee


                                By: /s/ C. Scott Nielsen
                                    ------------------------------------------
                                Name:  C. Scott Nielsen
                                Title:       Vice President

                                                                      SCHEDULE I
                                                TO ACQUIRED SLOT TRUST AGREEMENT

                                ACQUIRED SLOTS
                                --------------


   The Acquired Slots consist of fifty-two (52) slots at LaGuardia Airport; one hundred sixty-six (166) slots (81 summer; 85 winter) at John F. Kennedy International Airport, and; two (2) slots at O'Hare Airport more particularly identified by number, time and frequency as follows:


   Slot Number                Slot Time           A/D               Frequency

   JFK S 5130                   1500               A                   DLY

   JFK S 5142                   1500               A                   DLY

   JFK S 5155                   1500               A                   DLY

   JFK S 5191                   1500               A                   DLY

   JFK S 5224                   1500               D                   DLY

   JFK S 5073                   1530               D                   DLY

   JFK S 5121                   1530               A                   DLY

   JFK S 5261                   1530               A                   DLY

   JFK S 5275                   1530               A                   DLY

   JFK S 5276                   1530               A                   DLY

   JFK S 5006                   1600               A                   DLY

   JFK S 5064                   1600               A                   DLY

   JFK S 5065                   1600               A                   DLY

   JFK S 5092                   1600               D                   DLY

   JFK S 5104                   1600               D                   DLY

   JFK S 5109                   1600               D                   DLY

   JFK S 5128                   1600               D                   DLY

   JFK S 5138                   1600               D                   DLY

   JFK S 5150                   1600               D                   DLY

   JFK S 5151                   1600               D                   DLY

   JFK S 5418                   1600               A                   DLY

   JFK S 5419                   1600               A                   DLY

   SLOT NUMBER                SLOT TIME           A/D               FREQUENCY

   JFK S 5420                   1600               A                   DLY

   JFK S 5421                   1600               A                   DLY

   JFK S 5178                   1630               A                   DLY

   JFK S 5182                   1630               A                   DLY

   JFK S 5196                   1630               D                   DLY

   JFK S 5208                   1630               A                   DLY

   JFK S 5212                   1630               A                   DLY

   JFK S 5231                   1630               A                   DLY

   JFK S 5233                   1630               A                   DLY

   JFK S 5253                   1630               A                   DLY

   JFK S 5279                   1630               A                   DLY

   JFK S 5286                   1630               A                   DLY

   JFK S 5306                   1630               D                   DLY

   JFK S 5311                   1630               D                   DLY

   JFK S 5314                   1630               A                   DLY

   JFK S 5318                   1630               A                   DLY

   JFK S 5359                   1630               D                   DLY

   JFK S 5404                   1630               D                   DLY

   JFK S 5039                   1700               A                   DLY

   JFK S 5084                   1700               A                   DLY

   JFK S 5185                   1700               A                   DLY

   JFK S 5405                   1700               A                   DLY

   JFK S 5247                   1730               D                   DLY

   JFK S 5256                   1730               D                   DLY

   JFK S 5315                   1730               D                   DLY

   JFK S 5320                   1730               D                   DLY

   JFK S 5331                   1730               D                   DLY

   JFK S 5349                   1730               D                   DLY

   JFK S 5005                   1800               D                   DLY

   JFK S 5012                   1800               D                   DLY

   JFK S 5022                   1800               D                   DLY

   JFK S 5085                   1800               D                   DLY

   JFK S 5099                   1800               D                   DLY

   JFK S 5152                   1800               A                   DLY

   JFK S 5240                   1800               D                   DLY

   JFK S 5340                   1800               A                   DLY

   JFK S 5348                   1800               A                   DLY

   JFK S 5442                   1800               D                   DLY

   JFK S 5161                   1830               A                   DLY

   JFK S 5250                   1830               D                   DLY

   JFK S 5267                   1830               D                   DLY

   JFK S 5380                   1830               D                   DLY

   JFK S 5383                   1830               D                   DLY

   JFK S 5126                   1900               D                   DLY

   JFK S 5141                   1900               D                   DLY

   JFK S 5143                   1900               D                   DLY

   JFK S 5160                   1900               D                   DLY

   JFK S 5168                   1900               D                   DLY

   JFK S 5186                   1900               D                   DLY

   JFK S 5393                   1900               D                   DLY

   JFK S 5038                   1930               D                   DLY

   JFK S 5433                   1930               D                   DLY

   JFK S 5434                   1930               D                   DLY

   JFK W 5030                   1500               N                   DLY

   JFK W 5031                   1500               N                   DLY

   JFK W 5053                   1500               N                   DLY

   JFK W 5073                   1500               N                   DLY

   JFK W 5101                   1500               N                   DLY

Slot Number       Slot Time       A/D      Frequency
JFK W 5121          1500           N         DLY

JFK W 5130          1500           N         DLY

JFK W 5142          1500           N         DLY

JFK W 5155          1500           N         DLY

JFK W 5191          1500           N         DLY

JFK W 5224          1500           N         DLY

JFK W 5261          1500           N         DLY

JFK W 5275          1500           N         DLY

JFK W 5276          1500           N         DLY

JFK W 5287          1500           N         DLY

JFK W 5064          1600           N         DLY

JFK W 5065          1600           N         DLY

JFK W 5092          1600           N         DLY

JFK W 5104          1600           N         DLY

JFK W 5109          1600           N         DLY

JFK W 5128          1600           N         DLY

JFK W 5138          1600           N         DLY

JFK W 5150          1600           N         DLY

JFK W 5151          1600           N         DLY

JFK W 5156          1600           N         DLY

JFK W 5157          1600           N         DLY

JFK W 5158          1600           N         DLY

JFK W 5171          1600           N         DLY

JFK W 5178          1600           N         DLY

JFK W 5182          1600           N         DLY

JFK W 5208          1600           N         DLY

JFK W 5212          1600           N         DLY

JFK W 5231          1600           N         DLY

JFK W 5233          1600           N         DLY

Slot Number       Slot Time       A/D      Frequency
JFK W 5253          1600           N         DLY

JFK W 5279          1600           N         DLY

JFK W 5286          1600           N         DLY

JFK W 5306          1600           N         DLY

JFK W 5311          1600           N         DLY

JFK W 5312          1600           N         DLY

JFK W 5314          1600           N         DLY

JFK W 5007          1700           N         DLY

JFK W 5051          1700           N         DLY

JFK W 5074          1700           N         DLY

JFK W 5083          1700           N         DLY

JFK W 5084          1700           N         DLY

JFK W 5137          1700           N         DLY

JFK W 5235          1700           N         DLY

JFK W 5238          1700           N         DLY

JFK W 5247          1700           N         DLY

JFK W 5256          1700           N         DLY

JFK W 5315          1700           N         DLY

JFK W 5320          1700           N         DLY

JFK W 5331          1700           N         DLY

JFK W 5349          1700           N         DLY

JFK W 5350          1700           N         DLY

JFK W 5005          1800           N         DLY

JFK W 5012          1800           N         DLY

JFK W 5022          1800           N         DLY

JFK W 5085          1800           N         DLY

JFK W 5099          1800           N         DLY

JFK W 5110          1800           N         DLY

JFK W 5122          1800           N         DLY

Slot Number       Slot Time       A/D      Frequency
JFK W 5152          1800           N         DLY

JFK W 5161          1800           N         DLY

JFK W 5237          1800           N         DLY

JFK W 5239          1800           N         DLY

JFK W 5250          1800           N         DLY

JFK W 5267          1800           N         DLY

JFK W 5117          1900           N         DLY

JFK W 5120          1900           N         DLY

JFK W 5124          1900           N         DLY

JFK W 5126          1900           N         DLY

JFK W 5141          1900           N         DLY

JFK W 5143          1900           N         DLY

JFK W 5160          1900           N         DLY

JFK W 5168          1900           N         DLY

JFK W 5186          1900           N         DLY

JFK W 5260          1900           N         DLY

JFK S 5021          1600           A         DLY

JFK S 5043          1730           A         DLY

JFK S 5248          1800           A         DLY

JFK S 5027          1600           D         DLY

JFK S 5070          1830           D         DLY

JFK S 5055          1930           D         DLY

JFK W 5021          1600           N         DLY

JFK W 5043          1700           N         DLY

JFK W 5248          1800           N         DLY

JFK W 5027          1600           N         DLY

JFK W 5070          1800           N         DLY

JFK W 5055          1900           N         DLY

LGA A 3544          0630           D         DLY

Slot Number       Slot Time       A/D      Frequency
LGA A 3399          0730           D         DLY

LGA A 3049          0800           D         DLY

LGA A 3499          0800           A         DLY

LGA A 3615          0800           D         DLY

LGA A 3809          0830           D         DLY

LGA A 3138          0900           A         DLY

LGA A 3465          0900           D         DLY

LGA A 3222          0930           D         DLY

LGA A 3625          0930           D         DLY

LGA A 3267          1000           D         DLY

LGA A 3540          1000           A         DLY

LGA A 3166          1100           D         DLY

LGA A 3674          1200           A         DLY

LGA A 3310          1230           D         DLY

LGA A 3338          1230           D         DLY

LGA A 3824          1330           A         DLY

LGA A 3215          1400           A         DLY

LGA A 3543          1400           D         DLY

LGA A 3761          1500           A         DLY

LGA A 3523          1530           A         DLY

LGA A 3261          1600           D         DLY

LGA A 3665          1630           A         DLY

LGA A 3170          1700           A         DLY

LGA A 3552          1700           D         DLY

LGA A 3580          1700           A         DLY

LGA A 3159          1730           D         DLY

LGA A 3457          1800           D         DLY

LGA A 3013          1830           A         DLY

LGA A 3481          1830           A         DLY

Slot Number       Slot Time       A/D      Frequency
LGA A 3470          1930           A         DLY

LGA A 3525          1930           D         DLY

LGA A 3099          2000           D       6 ONLY

LGA A 3125          2000           A         DLY

LGA A 3393          2000           D         X 6

LGA A 3561          2000           A         DLY

LGA A 3196          2030           D         DLY

LGA A 3312          2030           A         DLY

LGA A 3483          2030           A         DLY

LGA A 3842          2200           A         DLY

LGA A 3443          2230           A         DLY

LGA A 3373          2300           A         DLY

LGA C 2185          0730           A         X6

LGA C 2184          0800           D         X7

LGA C 2036          1030           A        X6,7

LGA C 2164          1100           D        X6,7

LGA C 2234          1200           A         DLY

LGA C 2101          1200           D         DLY

LGA C 2242          1600           A         X6

LGA C 2100          1630           D         X6

LGA C 2134          1800           A         X6

LGA C 2209          1830           D         X6

ORD 7644            1715           A/D       DLY

ORD 7334            1515           A/D       DLY

                                                                    SCHEDULE II
                                               TO ACQUIRED SLOT TRUST AGREEMENT



                           PRIOR THIRD PARTY LICENSES
                           --------------------------

                                                          END OF
               SLOT                                      REMAINING
SLOT NUMBER    TIME    A/D   FREQUENCY     CARRIER          TERM
-----------    ----    ---   ---------     -------          ----
LGA A 3481     1830     A       DLY     Midwest Express  October 1999

LGA A 3465     0900     D       DLY         Delta          June 1998

LGA A 3013     1830     A       DLY         Delta          June 1998

LGA A 3483     2030     A       DLY         Delta          June 1998

                                   EXHIBIT A

                       TO ACQUIRED SLOT TRUST AGREEMENT



                                    FORM OF

                                  SUBSEQUENT

                              DEED OF CONVEYANCE

                                      AND

                              ASSIGNMENT OF SLOTS

                                     FROM

                          TRANS WORLD AIRLINES, INC.

                                      TO

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION

                  AS SLOT TRUSTEE OF THE ACQUIRED SLOT TRUST



                           12% SENIOR SECURED NOTES

                                   EXHIBIT A
                              FORM OF SUBSEQUENT
                            DEED OF CONVEYANCE AND
                              ASSIGNMENT OF SLOTS


     FOR VALUE RECEIVED the undersigned TRANS WORLD AIRLINES, INC. ("TWA") on behalf of itself and for its successors and assigns does hereby assign, transfer and convey to a trust created by that certain Declaration of Trust dated as of March 31, 1997, (as the same may be further amended and supplemented, the "Acquired Slot Trust" and terms not otherwise defined herein being used as defined therein), with First Security Bank, National Association, a national banking association, as trustee (together with its successors in trust and assigns the "Slot Trustee") all of the rights, titles, interests and privileges of TWA in and to the primary operating authority granted by the Federal Aviation Administration (the "FAA") pursuant to Title 14 of the Code of Federal Regulations, Part 93, Subparts K & S, as amended from time to time, or any recodification thereof in any regulation ("Title 14"), to conduct certain Instrument Flight Rule (as defined under the Federal Aviation Act of 1958, as amended) take-offs or landings in specified one-hour or half-hour periods (the "Slots," each of which is set forth on Schedule I.).

     This Conveyance is an absolute and complete conveyance of all of the Slots.

     TWA shall have the exclusive temporary leasehold or sub-license for the use of the Slots during the period set forth in that certain Master Sub-License Agreement between the Slot Trustee and TWA, dated as of March 31, 1997 (together with all amendments and supplements thereto, the "Master Sub-License Agreement"), subject to the terms thereof. The Slot Trustee, as trustee of the Acquired Slot Trust, shall continue to be the holder of record at the FAA with respect to the Slots, subject to the regulations adopted by the FAA pursuant to authorization of the Secretary of Transportation of the United States.

     TWA does hereby warrant and represent to the Acquired Slot Trust that it has been granted the Slots by the FAA pursuant to Title 14, subject only to regulation by the FAA, that TWA holds the Slots free and clear of any liens or other encumbrances or rights of others.

     TWA further warrants and represents that it has, at all times since obtaining each Slot, complied in all material respects with all of the terms, conditions and regulations set forth in Title 14. With specificity, TWA warrants and represents that there are existing at this time no violations of the terms, conditions and regulations of the aforesaid regulatory enactments adopted by the FAA, the result of which would give the FAA in the exercise of its powers the right to terminate, cancel, withdraw or revoke any of the Slots.

     TWA further warrants and represents that it has used all of the Slots in accordance with Section 93.227 of Title 14 since the date that it obtained each of the Slots.

     TWA further warrants and represents that the Slots are not Slots which have been categorized as "essential air service Slots," "international Slots" or "temporary Slots" by the FAA.

     TWA further warrants and represents that the execution and delivery of this DEED OF CONVEYANCE and the execution of the related documents shall not and does not create a default or an event of default under any existing loan agreement, mortgage, deed of trust, indenture, contract or other material agreement to which TWA is a party, and does not violate any term, covenant and condition of any other material agreement with any regulatory authority or any of the provisions of the Articles of Incorporation or By-Laws of TWA as in effect on the date hereof.

     IN WITNESS WHEREOF, the undersigned, TWA, by and through its duly undersigned authorized officer does hereby execute this DEED OF CONVEYANCE as of this ____ day of _____, ____.

                              TRANS WORLD AIRLINES, INC.


                              By:____________________________________
                              Name:
                              Its:


                              By:____________________________________
                              Name:
                              Its:

Before me personally appeared this 31st day March, 1997
___________, as ___________________________
of TRANS WORLD AIRLINES, INC., a Delaware corporation and ____________, as _____________ of TRANS WORLD
AIRLINES, INC., a Delaware corporation, who in my presence did execute this Agreement and acknowledged that they executed this Agreement for the purpose stated herein as an act and deed of said corporation.


__________________________
Name:


__________________________
Name:
Notarial Seal __________________



Acknowledged and Agreed to as of this___ day of _____, ____.


ACQUIRED SLOT TRUST

FIRST SECURITY BANK, NATIONAL ASSOCIATION as Slot Trustee on behalf of the Acquired Slot Trust


By:___________________________________________
Name:
Title:

After recording and confirmation please return to First Security Bank, National Association, 79 South Main Street, Salt Lake City, Utah 84111, Attention:
Corporate Trust Department

                                   EXHIBIT B

                       TO ACQUIRED SLOT TRUST AGREEMENT



                        BENEFICIAL INTEREST CERTIFICATE

                                     UNDER

                         ACQUIRED SLOT TRUST AGREEMENT

                                    BETWEEN

                          TRANS WORLD AIRLINES, INC.

                                      AND

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION

                                AS SLOT TRUSTEE



                           12% SENIOR SECURED NOTES

               TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN
           RESTRICTIONS AND LIMITATIONS SET FORTH IN SECTIONS 5.2 AND
           6.2 OF THE ACQUIRED SLOT TRUST AGREEMENT REFERRED TO BELOW


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION


                                      AS


                     SLOT TRUSTEE UNDER THE ACQUIRED SLOT
                     TRUST AGREEMENT DATED MARCH 31, 1997

                        BENEFICIAL INTEREST CERTIFICATE


No. 1

                                                                  March 31, 1997


     First Security Bank, National Association, as Slot Trustee (the "Slot Trustee") under the Acquired Slot Trust Agreement (as the same may be amended, modified or supplemented, from time to time, in accordance with the terms thereof, the "Acquired Slot Trust Agreement") dated as of March 31, 1997 between TRANS WORLD AIRLINES, INC. ("TWA") and the Slot Trustee (capitalized terms used herein without definition shall have the meanings specified in the Acquired Slot Trust Agreement or incorporated in such Acquired Slot Trust Agreement by reference), hereby certifies as follows: (i) this Beneficial Interest Certificate is the Beneficial Interest Certificate referred to in the Acquired Slot Trust Agreement, which Beneficial Interest Certificate has been executed by the Slot Trustee; and (ii) TWA, as the holder of record of this Beneficial Interest Certificate (the "Holder"), has an undivided beneficial ownership interest in the entire Slot Trust; however, all the assets of the Slot Trust shall at all times be considered as vested in the Slot Trustee.

     The ownership of this Beneficial Interest Certificate shall be recorded by the Slot Trustee on the books of the Slot Trust, at the corporate trust office of the Slot Trustee at 79 South Main Street, Salt Lake City, Utah 84111,
Attention: Corporate Trust Department or at the office of any successor Slot Trustee, in accordance with Section 6.1 of the Acquired Slot Trust Agreement.

     Reference is hereby made to the Acquired Slot Trust Agreement, the Pledge and Security Agreement dated as of March 31, 1997 between TWA and the collateral agent thereunder, the Indenture dated as of March 31, 1997 between TWA and the Trustee (as defined therein) and the Master Sub-License Agreement dated as of March 31, 1997 between TWA and the Slot Trustee for a statement of the rights of the Holder of this Beneficial Interest Certificate, as well as for a statement of the terms and conditions of the trust created by the Acquired Slot Trust Agreement, to all of which terms and conditions the Holder hereof agrees by its acceptance of this Beneficial Interest Certificate.

     THIS BENEFICIAL INTEREST CERTIFICATE MAY BE TRANSFERRED, SOLD, ASSIGNED OR OTHERWISE DISPOSED OF BY THE HOLDER HEREOF ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS 5.2 AND 6.2 OF THE ACQUIRED SLOT TRUST AGREEMENT. The Holder hereof, by its acceptance of this Beneficial Interest Certificate, agrees not to transfer, sell, assign or otherwise dispose of this Beneficial Interest Certificate except in accordance with the terms of Sections 5.2 and 6.2 of the Acquired Slot Trust Agreement. Upon surrender of this Beneficial Interest Certificate for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed by the registered Holder hereof or his attorney duly authorized in writing, and after compliance with the provisions of Sections 5.2 and 6.2 of the Acquired Slot Trust Agreement, a new Beneficial Interest Certificate representing the undivided beneficial interest in the entire Slot Trust will be executed and delivered to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Slot Trustee may treat the Person in whose name this Beneficial Interest Certificate is registered as the owner hereof for all purposes set forth in the Acquired Slot Trust Agreement.

     IN WITNESS WHEREOF, the Slot Trustee has caused this Beneficial Interest Certificate to be duly executed by an authorized officer of the Slot Trustee as of the date first above written.

                              FIRST SECURITY BANK, NATIONAL ASSOCIATION as Slot Trustee


                              By: /s/ C. Scott Nielsen
                                  -------------------------------------
                              Name:   C. Scott Nielsen
                              Title:  Vice President

                                   EXHIBIT C

                       TO ACQUIRED SLOT TRUST AGREEMENT



                         MASTER SUB-LICENSE AGREEMENT


                                    BETWEEN


                          TRANS WORLD AIRLINES, INC.
                                    ("TWA")

                                      AND

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION


                 PURSUANT TO THE ACQUIRED SLOT TRUST AGREEMENT
                          DATED AS OF MARCH 31, 1997



                           12% SENIOR SECURED NOTES

                               TABLE OF CONTENTS

R E C I T A L S.........................................................  C-1

ARTICLE 1.  DEFINITIONS AND INCORPORATION BY REFERENCE..................  C-2
   Section 1.1.  Definitions............................................  C-2
   Section 1.2.  Rules of Construction..................................  C-2

ARTICLE 2.  SUB-LICENSE.................................................  C-2
   Section 2.1.  Grant of Sub-License...................................  C-2

ARTICLE 3.  NATURE OF SUB-LICENSE.......................................  C-2
   Section 3.1.  Non-Proprietary Nature.................................  C-2

ARTICLE 4.  REPRESENTATION AND WARRANTY.................................  C-2
   Section 4.1.  Representation and Warranty............................  C-2

ARTICLE 5.  COVENANTS...................................................  C-2
   Section 5.1.  Covenants..............................................  C-2

ARTICLE 6.  EVENT OF LOSS; RELEASE OF ACQUIRED SLOTS....................  C-4
   Section 6.1.  Event of Loss..........................................  C-4
   Section 6.2.  Release of Acquired Slots..............................  C-4

ARTICLE 7.  SUBSEQUENT DEEDS OF CONVEYANCE..............................  C-5
   Section 7.1.  Subsequent Deeds of Conveyance.........................  C-5

ARTICLE 8.  REMEDIES UPON DEFAULT AND FAA ACTION........................  C-6
   Section 8.1.  Remedies Upon Default and FAA Action...................  C-6

ARTICLE 9.  TERMINATION AND RECONVEYANCE OF ALL ACQUIRED
                SLOTS...................................................  C-9
   Section 9.1.  Reconveyance of Acquired Slots to TWA..................  C-9
   Section 9.2.  Continued Effectiveness of Agreement...................  C-9

ARTICLE 10.  INDEMNIFICATION............................................  C-9
   Section 10.1.  Indemnification by TWA................................  C-9

ARTICLE 11.  AMENDMENTS.................................................  C-9
   Section 11.1.  Amendments............................................ C-10

ARTICLE 12.  ASSIGNMENTS................................................ C-10
   Section 12.1.  Rights of Assignment by TWA........................... C-10

ARTICLE 13.  INDEPENDENT APPRAISALS..................................... C-10
   Section 13.1.  Independent Appraisal Required Under Certain
                  Circumstances......................................... C-10

ARTICLE 14.  RECEIPT OF CASH AND/OR INVESTMENT SECURITIES
             BY THE SLOT TRUST OR THE SLOT TRUSTEE...................... C-10
   Section 14.1.  Receipt of Cash and/or Investment Securities.......... C-10

ARTICLE 15.  SLOT TRUSTEE............................................... C-11
   Section 15.1.  Rights and Duties of Slot Trustee..................... C-11
   Section 15.2.  References to Slot Trust and Slot Trustee............. C-11

ARTICLE 16.  MISCELLANEOUS.............................................. C-11
   Section 16.1.  Notices; Waivers...................................... C-11
   Section 16.2.  Amendments, Etc....................................... C-12
   Section 16.3.  No Waiver; Remedies................................... C-12
   Section 16.4.  Conflict with Trust Indenture Act of 1939............. C-12
   Section 16.5.  Holidays.............................................. C-12
   Section 16.6.  Successors and Assigns................................ C-12
   Section 16.7.  Governing Law......................................... C-13
   Section 16.8.  Indemnification....................................... C-13
   Section 16.9.  Effect of Headings.................................... C-13
   Section 16.10.  No Adverse Interpretation of Other Agreement......... C-13
   Section 16.11.  No Recourse Against Others........................... C-13
   Section 16.12.  Duplicate Originals.................................. C-13
   Section 16.13.  Severability......................................... C-13

SIGNATURE PAGE.......................................................... C-14

     Exhibit 1 -    Form of Monthly Report to Slot Trustee.............. C-15

     Schedule 1     - Slot Release Schedule............................. C-16

                         MASTER SUB-LICENSE AGREEMENT

     THIS MASTER SUB-LICENSE AGREEMENT dated as of March 31, 1997 (herein, together with all supplements and amendments hereto, this "Agreement"), made by TRANS WORLD AIRLINES, INC. (herein, together with its successors and assigns, "TWA") and the trust existing under the Acquired Slot Trust Agreement dated as of March 31, 1997 (the "Slot Trust"), with FIRST SECURITY BANK, NATIONAL ASSOCIATION, a banking association organized under the laws of the United States, having an office at 79 South Main Street, Salt Lake City, Utah 84111 (herein, together with its successors in trust and assigns, the "Slot Trustee").

                               R E C I T A L S:

     WHEREAS, TWA and First Security Bank, National Association, as Trustee, have contemporaneously herewith entered into that certain Indenture dated March 31, 1997 (the "Indenture") providing for the issuance of $50,000,000 (plus up to an additional $7,500,000 if an over-allotment option is exercised) aggregate principal amount outstanding of 12% Senior Secured Notes; and

     WHEREAS, TWA granted, assigned, transferred and conveyed to the Slot Trust by the Deed of Conveyance (as defined in the Definitions Appendix described below) all of the Acquired Slots set forth in Schedule I to the Acquired Slot Trust Agreement; and from time to time hereafter TWA may assign, transfer and convey to the Slot Trust other Slots pursuant to any subsequent deed of conveyance, which shall be in form and substance similar to the Form of Subsequent Deed of Conveyance in Exhibit A to the Acquired Slot Trust Agreement (the "Subsequent Deed of Conveyance"). All Slots so conveyed to the Slot Trust by the Deed of Conveyance and Subsequent Deeds of Conveyance together constitute the "Acquired Slots"; and

     WHEREAS, the Slot Trustee has agreed to grant to TWA an exclusive sub-license (the "Sub-License") to use the Acquired Slots in accordance with this Agreement; and

     WHEREAS, as security for the due and punctual payment, performance and observance in full of the Obligations (as defined in the Definitions Appendix described below), TWA pledged, among other things, the Beneficial Interest and the Beneficial Interest Certificate, to the Collateral Agent on behalf of the holders of the Securities; and

     WHEREAS, TWA has duly authorized the execution and delivery of this Agreement.

     NOW, THEREFORE, both parties agree as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Securities (the "Holders").

     ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE

      Section 1.1.  Definitions.  Capitalized terms used and not otherwise
                    -----------
defined herein shall have the meanings ascribed to such terms in Section 1 of the Definitions Appendix attached to the Indenture as Appendix I, which shall be a part of this Master Sub-License Agreement as if fully set forth in this place.

      Section 1.2.  Rules of Construction.  The rules of construction for this
                    ---------------------
Master Sub-License Agreement are set forth in Section 2 of the Definitions Appendix.


                            ARTICLE 2.  SUB-LICENSE

      Section 2.1.  Grant of Sub-License.  The Slot Trust does hereby grant unto
                    --------------------
TWA an exclusive Sub-License to use the Acquired Slots, subject to the terms hereof and, except as otherwise provided herein, TWA shall not be required to pay any fee for such Sub-License.


                       ARTICLE 3.  NATURE OF SUB-LICENSE

      Section 3.1.  Non-Proprietary Nature.  The Sub-License shall be deemed to
                    ----------------------
be in the nature of a usufruct and not a proprietary right, and the interest of TWA under this Agreement shall be terminable in accordance with the terms and conditions hereof.


                    ARTICLE 4.  REPRESENTATION AND WARRANTY

      Section 4.1.  Representation and Warranty.  TWA represents and warrants
                    ---------------------------
that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as conducted on the date hereof, and has all such power and authority as is necessary to enter into this Agreement.


                             ARTICLE 5.  COVENANTS

      Section 5.1.  Covenants.  TWA covenants and agrees that:
                    ---------

          (a) It shall use the Acquired Slots, or cause the Acquired Slots to be used, in a manner consistent with Title 14 (including the percentage use requirement contained therein) or other regulations established by any lawful authority (unless noncompliance with such provision or regulations is otherwise waived or consented to by the FAA or such authority, as the case may be). TWA shall not use the Acquired Slots for international or essential air service operations as defined by the FAA. TWA shall file all such reports as are required by the FAA or by any other lawful authority to protect each Acquired Slot in form and content in compliance with the provisions of Title 14 or other regulations established by any other lawful authority, which reports shall be delivered to the FAA or such other lawful authority on a timely basis. On or before the tenth Business Day of each month TWA shall furnish to the Slot Trustee a certificate as to its compliance with this Agreement for the immediately preceding three months in substantially the form of Exhibit 1 to this Agreement.

          (b) Except as expressly permitted in this Section 5.1(b), TWA shall not transfer, sub-license or otherwise grant to others rights with respect to the Acquired Slots, and any such non-permitted transfer, sub-license or other grant by TWA shall be void. TWA may, in the Ordinary Course Of Business, (i) enter into Slot Trades, and (ii) sub-license and agree to sub-license, directly or indirectly, to air carriers the right to use Acquired Slots (such licenses in this clause (ii) hereinafter referred to as the"Third Party Licenses"), provided that, (x) TWA shall not have
                                    --------
     outstanding at any one time Third Party Licenses with a Remaining Term of longer than twenty-four (24) months with respect to more than forty percent (40%) of the number of Acquired Slots, and (y) in the case of an indirect Third Party License with respect to an Acquired Slot, the direct third party sublicensee shall contractually bind itself with TWA to promptly sub-license the right to use any such Acquired Slot to an air carrier; and provided further that (A) TWA shall not enter into or agree to enter into
     -------- --------
     any Third Party License with a Remaining Term of longer than fifteen (15) months after its receipt of notice of a Default under Section 6.1(d) of the Indenture or after the occurrence of any other Default under the Indenture and so long as any such Default shall continue and (B) shall not accept prepayments of rentals in connection with such Third Party Licenses.

          (c) The rights of all sub-licensees claiming from or under TWA under any and all Third Party Licenses, except as otherwise provided with respect to Prior Third-Party Licenses, are subject and subordinate in all respects to the terms of this Master Sub-License Agreement and the Slot Trust. TWA shall use commercially reasonable efforts to obtain, as promptly as practicable, from each licensee under a Prior Third Party License an agreement (for the express benefit of the Slot Trustee) that, and as a condition to entering into any Third Party License, TWA will require each prospective sub-licensee to agree (for the express benefit of the Slot Trustee) that, upon receipt of notice from the Slot Trustee that this Master Sub-License Agreement has been terminated, it will promptly either
     (A)(i) attorn to the Slot Trustee for the then scheduled Remaining Term of the Third-Party License and acknowledge that, thereafter, its rights with respect to the relevant Acquired Slot have terminated, and (ii) agree that for the Remaining Term of such Third Party License it will make license payments directly to the Slot Trustee in an amount equal to the higher of
     (1) the payments that, from time to time, would have been due and payable under the terms of the Third-Party License, or (2) monthly fair market value license payments with respect to the relevant Acquired Slot, or (B) acknowledge that such Third Party License, and the Third-Party Licensee's rights with respect to the relevant Acquired Slot, shall terminate sixty
     (60) days after notice from the Slot Trustee to such licensee of the Slot Trustee's election to terminate such license. TWA shall not extend and shall not, in any material respect, amend the Prior Third Party Licenses described in Schedule II to the Acquired Slot Trust Agreement, except on terms complying with this paragraph and Section 5.1(b).

          (d) TWA shall pay any reasonable fees or expenses incurred by the Slot Trust or Slot Trustee in connection with being the holder of record at the FAA of any Acquired Slot or the right to use any Acquired Slot.

          (e) TWA shall take any action necessary to maintain the Slot Trust as the holder of record at the FAA of the Acquired Slots.


              ARTICLE 6.  EVENT OF LOSS; RELEASE OF ACQUIRED SLOTS

      Section 6.1.  Event of Loss.  (a) Upon the occurrence of an Event of Loss
                    -------------
with respect to an Acquired Slot, TWA shall give the Slot Trust prompt notice thereof and shall satisfy the Substitution Requirements.

          (b) Upon compliance by TWA with its obligations above, with Article 7 hereof and with any applicable requirements of the TIA, and upon Request and payment by TWA of the Slot Trustee's costs (including reasonable legal fees and disbursements) incurred in connection with the foregoing, and provided that any Slot which may be assigned, transferred and conveyed to the Slot Trust as provided above shall immediately upon such assignment, transfer and conveyance for all purposes under the Indenture, the Pledge Agreement, the Declaration, any Subsequent Deed of Conveyance and this Agreement become and be an Acquired Slot, the Slot Trust shall execute and deliver the required documents, assigning, transferring and conveying the Acquired Slot which was the subject of the Event of Loss to TWA or its designee, without recourse, whereupon such Acquired Slot shall cease to be an Acquired Slot for all purposes of the Indenture and the Operative Documents, including this Agreement.

      Section 6.2.  Release of Acquired Slots.  Upon Request and payment by TWA
                    -------------------------
of the Slot Trustee's costs (including reasonable legal fees and disbursements) incurred in complying with such Request:

          (a) Sale to Third Parties.  So long as no Event of Default has
              ---------------------
     occurred and is continuing or would result therefrom, the Slot Trust shall assign, transfer and convey to TWA or its designee, without recourse, any Acquired Slot that is the subject of a contract of sale pursuant to which TWA has agreed to sell such Acquired Slot in the Ordinary Course, on an arm's-length basis to an unaffiliated third party within ninety (90) days after the date of such release, which contract contains only closing conditions that are customary to a sale of that kind at that time and which sale is not a

     "sale/leaseback" or other similar transaction used by TWA as a financing vehicle, but only if TWA shall comply with the Substitution Requirements.

          (b)  Release of Acquired Slots Upon Partial Prepayment.
               -------------------------------------------------
     Simultaneously with or promptly following the cancellation of any Securities, whether pursuant to a partial repurchase of any Securities pursuant to Section 4.15 of the Indenture or otherwise, following a tender of Securities in connection with a tender offer therefor or otherwise, subject to the Preconditions, and provided that after giving effect to such
                                       --------
     release of Acquired Slots, the Company will be in compliance with the Security Ratio requirements set forth in clause (b) of the definition thereof, the Slot Trustee shall assign, transfer and convey to TWA or its designee without recourse the Acquired Slots set forth in Schedule 1 hereto (the "Released Slots") based upon the reduction in the amount of Securities Outstanding to an amount equal to or less than the level specified for the release of particular Acquired Slots as set forth in said Schedule 1 (the "Release Trigger").

          (c) Release of Acquired Slot.  Subject to the conditions and upon
              ------------------------
     compliance with all of the requirements of this Section 6.2 and Article 7 hereof and any applicable requirements of the TIA, and provided that any Slot which may be assigned, transferred and conveyed to the Slot Trust shall immediately upon such assignment, transfer and conveyance, for all purposes under the Indenture, the Pledge Agreement, the Declaration, any Subsequent Deed of Conveyance and this Agreement become and be an Acquired Slot, the Acquired Slot or Acquired Slots, as the case may be, released pursuant to Section 6.2(a) or (b), as the case may be, shall cease to be Acquired Slots for all purposes hereof and of the Indenture and the Operative Documents (unless later reassigned, retransferred and reconveyed to the Slot Trust).

                   ARTICLE 7.  SUBSEQUENT DEEDS OF CONVEYANCE

      Section 7.1.  Subsequent Deeds of Conveyance.  If and whenever TWA shall
                    ------------------------------
be required to assign, transfer and convey Slots to the Slot Trust or if TWA shall at any time desire to assign, transfer and convey Slots to the Slot Trust, TWA will furnish to the Slot Trustee the following:

          (a) a Subsequent Deed of Conveyance duly executed by TWA, appropriately describing and identifying such Slots; and

          (b) an Opinion of Counsel, dated the date of execution of said Subsequent Deed of Conveyance, stating that:

          (i) all necessary filings have been made with the FAA to effect the transfer of such Slots from TWA to the Slot Trust pursuant to Title 14, Code of Federal Regulations, Part 93.221 (the "FAA Slot Regulations"), and TWA has received confirmation from the FAA of the transfer of such Slots to the Slot Trust and of the license-back to TWA pursuant to the Subsequent

               Deed of Conveyance and this Agreement; the Slot Trust owns such Slots subject to the transfers permitted under the Subsequent Deed of Conveyance and this Agreement and owns such Slots free and clear of all liens and interests of others except as may be provided herein and the Slot Trust has been identified as the owner and holder of record of each such Slot pursuant to the FAA Slot Regulations; TWA has been identified as the operator of record of such Slots (subject to transfers permitted under the Subsequent Deed of Conveyance and this Agreement) and such right to use such Slots has been duly recorded in the name of TWA pursuant and subject to the FAA Slot Regulations; and

          (ii) except as described in subsection 7.1 (b)(i) above, no authorization, approval, consent or license of the FAA or the Department of Transportation of the United States is required for the execution, delivery, or performance of the Subsequent Deed of Conveyance by TWA; and

          (c) Such Officers' Certificates, Opinions of Counsel or other documents, if any, as the TIA may require or the Slot Trustee may reasonably require.


                ARTICLE 8.  REMEDIES UPON DEFAULT AND FAA ACTION

      Section 8.1.  Remedies Upon Default and FAA Action.  (a) The parties
                    ------------------------------------
acknowledge and agree that the primary operating authority represented by a Slot exists at the discretion of the FAA, acting pursuant to Title 14 and statutory authority, and that the FAA may terminate, cancel, withdraw or revoke a Slot or amend or revoke the regulation which permits Slots to be bought and sold and thereby gives them value (any of the foregoing, an "FAA Action"). The parties further acknowledge and agree that any of these actions by the FAA would substantially impair the rights of the Slot Trustee and the value of the Collateral. It is therefore understood and agreed between the parties that:

          (i) UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE INDENTURE OR AN FAA ACTION AND DURING THE CONTINUANCE THEREOF, TWA SHALL DELIVER TO THE COLLATERAL AGENT, ALL CONSIDERATION TO BE RECEIVED BY TWA AFTER SUCH EVENT OF DEFAULT OR FAA ACTION (OTHER THAN THE RIGHT TO USE A SLOT, AS TO WHICH A PERSON OTHER THAN TWA IS THE HOLDER OF RECORD AT THE FAA) IN CONNECTION WITH A THIRD PARTY LICENSE OR SLOT TRADE; PROVIDED THAT IF SUCH CONSIDERATION IS A SLOT, AS TO WHICH TWA BECAME THE HOLDER OF RECORD AT THE FAA, SUCH SLOT SHALL BE ASSIGNED, TRANSFERRED AND CONVEYED TO THE SLOT TRUST AND SHALL BE HELD BY THE SLOT TRUST AS A SLOT TRUST ASSET;

          (ii) UPON THE ACCELERATION OF TWA'S OBLIGATIONS UNDER THE SECURITIES IN ACCORDANCE WITH THE INDENTURE, THIS AGREEMENT WILL, WITHOUT ANY ACTION BY ANY PARTY THERETO, TERMINATE AND TWA SHALL HAVE NO FURTHER RIGHT OR INTEREST IN THE ACQUIRED SLOTS AND THE SLOT TRUSTEE MAY TAKE SUCH ACTIONS AS NECESSARY TO CAUSE OR ALLOW THE TERMINATION OF OR ENFORCE ATTORNMENT OBLIGATIONS UNDER OR OTHERWISE DEAL WITH THIRD PARTY LICENSES AND SLOT TRADES, AND TO ASSIGN, TRANSFER AND CONVEY BY DEED OF CONVEYANCE, WITHOUT RECOURSE, WARRANTY OR REPRESENTATION THE ACQUIRED SLOTS; PROVIDED, THAT, IF SUCH ACCELERATION IS RESCINDED IN ACCORDANCE WITH SECTION 6.2 OF THE INDENTURE PRIOR TO THE SLOT TRUSTEE'S HAVING DISPOSED OF ANY OF THE ACQUIRED SLOTS, THIS AGREEMENT WILL, WITHOUT ANY ACTION BY ANY PARTY THERETO, BE REINSTATED WITH RESPECT TO THOSE SLOTS STILL HELD BY THE SLOT TRUSTEE AFTER TAKING ANY SUCH ACTION; AND

          (iii) IN FURTHERANCE OF THE FOREGOING, THE SLOT TRUSTEE IS HEREBY IRREVOCABLY APPOINTED THE TRUE AND LAWFUL ATTORNEY OF TWA, IN ITS NAME AND STEAD, TO THE EXTENT PERMITTED BY LAW, TO EXECUTE, FILE, REGISTER AND/OR RECORD ALL DOCUMENTS AND INSTRUMENTS OF ASSIGNMENT, TRANSFER AND SURRENDER OF THE ACQUIRED SLOTS, AND ALL OTHER DOCUMENTS AND INSTRUMENTS, NECESSARY, OR IN THE GOOD FAITH OPINION OF THE SLOT TRUSTEE DESIRABLE, IN ORDER TO (X) RECORD OF RECORD WITH THE FAA ANY TERMINATION OF TWA'S RIGHTS OR INTERESTS IN THE ACQUIRED SLOTS UPON THE ACCELERATION OF TWA'S OBLIGATIONS UNDER THE SECURITIES IN ACCORDANCE WITH THE INDENTURE, (Y) UPON OR AT ANY TIME AFTER SUCH ACCELERATION, TO EFFECT THE TRANSFER OF TWA'S OPERATOR STATUS WITH RESPECT TO ANY OR ALL OF THE ACQUIRED SLOTS TO THE SLOT TRUSTEE OR A THIRD PARTY DESIGNATED BY THE SLOT TRUSTEE AND/OR (Z) OTHERWISE TO EFFECT THE ACTIONS THAT THE SLOT TRUSTEE IS AUTHORIZED, OR INTENDED TO BE AUTHORIZED, TO TAKE PURSUANT TO THE FOREGOING CLAUSES (i) AND (ii) OF THIS SECTION 8.1, AND MAY SUBSTITUTE ONE OR MORE PERSONS, FIRMS OR CORPORATIONS WITH LIKE POWER, TWA HEREBY RATIFYING AND CONFIRMING ALL THAT ITS SAID ATTORNEY OR SUCH SUBSTITUTE OR SUBSTITUTES SHALL LAWFULLY DO BY VIRTUE HEREOF; BUT IF SO REQUESTED BY THE SLOT TRUSTEE, TWA SHALL RATIFY AND CONFIRM ANY SUCH ACTION TAKEN IN ACCORDANCE WITH THIS POWER OF ATTORNEY AS MAY BE DESIGNATED IN ANY SUCH REQUEST. THE FOREGOING POWER OF ATTORNEY IS COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT, PROVIDED ONLY THAT THE FOREGOING POWER OF

     ATTORNEY WILL TERMINATE UPON RECONVEYANCE OF THE ACQUIRED SLOTS TO TWA IN ACCORDANCE WITH SECTION 9.1 HEREOF.


          (b) In view of the nature of a Slot and the discretion given to the FAA with respect to Slots, the parties understand and agree that the termination, cancellation, withdrawal or revocation of the Acquired Slots or the amendment or revocation of the regulation which permits Slots to be bought and sold would cause a immediate and permanent detrimental effect upon the Slot Trust and the ability of the Holders to look to the pledge by TWA of the Beneficial Interest and the Beneficial Interest Certificate to secure TWA's obligations under the Securities and the Indenture. In accordance with the foregoing, upon the acceleration of TWA's obligations under the Securities in accordance with the Indenture, the Slot Trustee and TWA shall (unless such action on the part of the Slot Trustee is not consistent with action a prudent man would exercise or use under the circumstances in the conduct of his own affairs or is not required to authorize and permit the Slot Trustee to take the actions described in this sentence) apply for and use their best efforts to obtain a temporary restraining order and preliminary and final injunctive or other equitable relief authorizing and permitting the Slot Trustee to cancel this Agreement in accordance with Section 8.1(a)(ii) hereof, to sell, assign, transfer and convey the Acquired Slots for a price and under such terms and conditions as may be commercially reasonable and/or to preserve, to the maximum extent possible, the value of the Acquired Slots.

          (c) In accordance with the foregoing, TWA further recognizes, understands and agrees that in the event of either a filing by TWA or a entry of an order or decree against TWA of a petition under the Bankruptcy Law then, and in either such event, the Slot Trust will only be protected adequately with respect to the Acquired Slots upon the immediate entry of an order providing either (i) for immediate abandonment of the Acquired Slots to the Slot Trust and a grant of authority to the Slot Trust to assign, transfer and convey the Acquired Slots and have the Collateral Agent hold any proceeds thereof for the benefit of the Holders or (ii) permitting TWA, at the sole discretion of the Slot Trustee, which may be revoked at any time as to any one or more or all of the Acquired Slots, to continue to use all of the Acquired Slots on a daily basis so as to prohibit the FAA from immediately terminating, canceling, withdrawing or revoking the rights thereunder.

     It is the position of the Slot Trust and TWA that under the terms of the Deed of Conveyance, any Subsequent Deed of Conveyance and this Agreement, TWA (for all purposes other than tax purposes) has assigned, transferred and conveyed (or, in the case of any Subsequent Deed of Conveyance, will have assigned, transferred and conveyed) its entire property interest, if any, in the Acquired Slots and can only acquire an interest therein upon satisfaction of all of the Obligations or under limited circumstances set forth in Article 6 hereof.

     In the event, however, that it is determined by a court of competent jurisdiction that a property interest in the Acquired Slots does so exist in TWA notwithstanding the failure of TWA to satisfy all of the Obligations or the existence of certain circumstances set forth in Article 6 hereof, then and in that event, the Slot Trustee and TWA agree that an order for adequate protection pertaining to the foregoing rights of the Slot Trust with respect to the Acquired Slots shall be immediately entered and TWA does hereby for itself and its successors and assigns, including without limitation a trustee in any proceeding instituted by or against TWA under the Bankruptcy Law, consent to the entry of a order providing for such adequate protection of the Slot Trust's interest in the Acquired Slots.


        ARTICLE 9.  TERMINATION AND RECONVEYANCE OF ALL ACQUIRED SLOTS

      Section 9.1.  Reconveyance of Acquired Slots to TWA.  (a) In the event
                    -------------------------------------
that no Default or Event of Default exists under the Indenture, and TWA satisfies all of the Obligations, then, and in that event, upon receipt by the Indenture Trustee of such satisfaction in immediately available funds, the Slot Trustee shall, without cost or charge to TWA (except as otherwise provided herein), reassign, retransfer and reconvey by deed of conveyance without recourse, representation or warranty to TWA, all of the Acquired Slots, except that the Slot Trustee shall represent and warrant that (except in accordance with Article 8 hereof), it has made no transfers of, or knowingly permitted any liens to be imposed upon, Acquired Slots other than the limited interest granted to TWA under this Agreement, and thereupon this Agreement (other than Article 10 hereof) shall terminate.

      Section 9.2.  Continued Effectiveness of Agreement.  If the reassignment,
                    ------------------------------------
retransfer or reconveyance referred to in Section 9.1 hereof is prohibited by any then applicable law or regulation, this Agreement (including Section 5.1(e) but otherwise excluding Articles 5, 6, 7, 11, 12, 13 and 14 hereof) will continue in effect until such time as the reassignment, retransfer or reconveyance of the primary operating authority with respect to the Acquired Slots is permitted.


                         ARTICLE 10.  INDEMNIFICATION

      Section 10.1.  Indemnification by TWA.  TWA shall indemnify and hold
                     ----------------------
harmless the Slot Trustee to the extent provided to the Indenture Trustee under
Section 7.7 of the Indenture, and the Slot Trustee shall have those rights set forth in such Section 7.7 for the Indenture Trustee.

                            ARTICLE 11.  AMENDMENTS

      Section 11.1.  Amendments.  (a) Except as provided in Section 11.1(b)
                     ----------
hereof, and subject to Section 4.11 of the Indenture and Article 9 of the Indenture, this Agreement may be amended by TWA and the Slot Trustee only with the affirmative vote of the Required Holders.

     (b) TWA and the Slot Trustee may also amend this Agreement without the vote of the Holders if such parties each deem it necessary to cure any ambiguity, defect or inconsistency or conform this Agreement to the requirements of applicable laws so long as such amendment does not have a material adverse effect on the interests of the Holders.


                           ARTICLE 12.  ASSIGNMENTS

      Section 12.1.  Rights of Assignment by TWA.  TWA and the Slot Trustee
                     ---------------------------
understand and agree that the interest of TWA under this Agreement is not assignable and that any attempt to assign all or any portion of this Agreement by TWA shall be null and void except for an assignment in connection with a merger, consolidation or sale of substantially all TWA's assets permitted under the Indenture.


                      ARTICLE 13.  INDEPENDENT APPRAISALS

      Section 13.1.  Independent Appraisal Required Under Certain Circumstances.
                     ----------------------------------------------------------
Whenever a Permitted Substitute has been used or operated by a Person or Persons other than TWA, in a business similar to that in which it has been or is to be used or operated by TWA, within six (6) months prior to the date of its acquisition by TWA, or the fair value of any Acquired Slots or Collateral to be released, assigned or transferred by the Collateral Agent or the Slot Trust, together with all other property so released, assigned or transferred since the commencement of the then-current calendar year or in any twelve (12) month period, as set forth in the certificate or certificates required by this Agreement, is ten percent (10%) or more of the aggregate principal amount of Securities at the time Outstanding, TWA will provide to the Slot Trustee such certificates and opinions, if any, as the TIA may require.


           ARTICLE 14. RECEIPT OF CASH AND/OR INVESTMENT SECURITIES BY THE SLOT TRUST OR THE SLOT TRUSTEE

      Section 14.1.  Receipt of Cash and/or Investment Securities.  In the event
                     --------------------------------------------
the Slot Trust or the Slot Trustee (in its capacity as Slot Trustee) receives any property (including, without limitation, cash and/or Investment Securities) other than Slots, such property shall immediately be delivered to the Collateral Agent (which shall be evidenced by a certificate of the Collateral Agent delivered to the Slot Trustee, acknowledging receipt of such property).

                           ARTICLE 15.  SLOT TRUSTEE

      Section 15.1.  Rights and Duties of Slot Trustee.  Except as specifically
                     ---------------------------------
set forth herein, in the Pledge Agreement or in the Slot Trust Agreement, the Slot Trustee shall have no duty (i) to perform any recording or filing in connection with the Slot Trust Assets, (ii) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien owing with respect to, or assessed or levied against, any part of the Slot Trust Assets, or
(iii) to take any other actions in connection with the use, operation, management or maintenance of the Slot Trust Assets.

     Except as provided in Section 9.1 hereof, the Slot Trustee does not make and shall not be deemed to have made any representation or warranty, expressed or implied, as to the title, merchantability, compliance with specifications, condition, design, operation, fitness for use or for a particular purpose, or any other representation or warranty whatsoever, expressed or implied, with respect to the Slot Trust Assets.

      Section 15.2.  References to Slot Trust and Slot Trustee.  All references
                     -----------------------------------------
in this Agreement and the other Operative Documents to the Slot Trust or the Slot Trustee shall be to both the Slot Trust and the Slot Trustee unless such a reference would render the provision in which it is contained meaningless or ambiguous.


                          ARTICLE 16.  MISCELLANEOUS

      Section 16.1.  Notices; Waivers.  Any request, demand, authorization,
                     ----------------
direction, notice, consent, waiver or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with

          (a) the Slot Trustee shall be sufficient for every purpose hereunder if in writing and made, given, furnished or filed by personal delivery or registered or certified mail to or with the Slot Trustee at First Security Bank, National Association, 79 South Main Street, Salt Lake City, Utah 84111, Attention: Corporate Trust Department.

          (b) TWA shall be sufficient for every purpose hereunder if in writing and made, given, furnished or filed by personal delivery or mailed, first class postage prepaid, to TWA at 515 N. 6th Street, St. Louis, Missouri 63101, Attention: Richard P. Magurno, Senior Vice President and General Counsel,

or to any of the above parties at any other address subsequently furnished in writing by it to each of the other parties listed above. An affidavit by any person representing or acting on behalf of TWA or the Slot Trustee as to such mailing, having any registry receipt required by this Section attached, shall be conclusive evidence of the giving of such demand, notice or communication.

      Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by the Holders shall be filed with the Slot Trustee, but such filing shall not be condition precedent to the validity of any action taken in reliance upon such waiver.

      Section 16.2.  Amendments, Etc.  Subject to Section 11.1, no amendment or
                     ---------------
waiver of any provision of this Agreement nor consent to any departure by TWA therefrom shall in any event be effective unless the same shall be in writing, and signed by the Slot Trustee and approved by the Required Holders if required hereby or by the Indenture, and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

      Section 16.3.  No Waiver; Remedies.  (a) No failure on the part of the
                     -------------------
Slot Trustee to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law or the Indenture, the Securities or any of the other Operative Documents.

          (b) Failure by the Slot Trustee at any time or times hereafter to require strict performance by TWA or any other Person of any of the provisions, warranties, terms or conditions contained herein or in any of the Indenture, the Securities or any other Operative Documents now or at any time or times hereafter executed by TWA or any such other Person and delivered to the Slot Trustee shall not waive, affect or diminish any right of the Slot Trustee at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of the Slot Trustee or any agent, officer or employee of the Slot Trustee.

      Section 16.4.  Conflict with Trust Indenture Act of 1939.  If and to the
                     -----------------------------------------
extent any provision of this Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive of the TIA, such imposed duties shall control.

      Section 16.5.  Holidays.  In the event that any date for the payment of
                     --------
any amount due hereunder shall not be a Business Day, then (notwithstanding any other provision of this Agreement) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall accrue on such payment for the period from such due date to and including the next succeeding Business Day.

      Section 16.6.  Successors and Assigns.  This Agreement and all obligations
                     ----------------------
of TWA hereunder shall be binding upon the successors and if permitted assigns of TWA, and shall, together with the rights and remedies of the Slot Trustee hereunder, inure to the benefit of the Slot Trustee, the Holders, and their respective successors and assigns.

      Section 16.7.  Governing Law.  The laws of the State of New York shall
                     -------------
govern this Agreement without regard to principles of conflict of laws.

      Section 16.8.  Indemnification.  TWA agrees to pay, and to save the Slot
                     ---------------
Trustee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or Slot Trust Assets or in connection with any of the transactions contemplated by this Agreement.

      Section 16.9.  Effect of Headings.  The Article and Section headings and
                     ------------------
the Table of Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

      Section 16.10.  No Adverse Interpretation of Other Agreement.  This
                      --------------------------------------------
Agreement may not be used to interpret any agreement of TWA or any of its Subsidiaries which is unrelated to the Indenture, the Securities or the Operative Documents. Any such other agreement may not be used to interpret this Agreement.

      Section 16.11.  No Recourse Against Others.  A director, officer, employee
                      --------------------------
or stockholder, as such, of TWA shall not have any liability for any obligations of TWA under the Agreement or for any claim based on, in respect of or by reason of such obligations or its creation.

      Section 16.12.  Duplicate Originals.  The parties may sign any number of
                      -------------------
copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

      Section 16.13.  Severability.  In case any provision in this Agreement
                      ------------
shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and no Holder shall have any claim therefor against the Slot Trustee.

     IN WITNESS WHEREOF, the parties have caused this Master Sub-License Agreement to be duly executed as of the date first written above.


                      TRANS WORLD AIRLINES, INC.


                      By: /s/ Michael J. Lichty
                          -----------------------------------------
                      Name:   Michael J. Lichty
                      Title:  Vice President, Corporate Finance


                      FIRST SECURITY BANK, NATIONAL ASSOCIATION
                      As Slot Trustee on behalf of the
                      Slot Trust


                      By: /s/ C. Scott Nielsen
                          -----------------------------------------
                      Name:   C. Scott Nielsen
                      Title:  Vice President

                                                                    EXHIBIT 1 TO
                                                                       EXHIBIT C

                                  CERTIFICATE
                                  -----------

     The undersigned, Manager of Current Schedules and Industry Affairs of Trans World Airlines, Inc. ("TWA"), DOES HEREBY CERTIFY THAT:

     1. This Certificate is delivered to the Slot Trustee pursuant to Article 5, Section 5.1(a) of the Master Sub-License Agreement dated as of March 31, 1997 (the "Master Sub-License") between TWA and First Security Bank, National Association, as Slot Trustee Pursuant to the Acquired Slot Trust Agreement dated as of March 31, 1997. All capitalized terms used herein and not otherwise defined have the respective meanings ascribed to them in the Master Sub-License.

     2. I am responsible for maintaining and managing the operation of slots (as such term is defined in 14 C.F.R. 93) for TWA.

     3. Except as noted on Schedule A attached hereto, during each of the one-month, two-month and three-month periods ending the last day of the month preceding the date of this Certificate.

               (a) all the Acquired Slots were operated by TWA or other carriers or both;

               (b)  (i)    the Acquired Slots operated by TWA, and

                    (ii) to the best of my knowledge based upon due inquiry the Acquired Slots operated by all other carriers, and

                    (iii) accordingly, to the best of my knowledge, all the Acquired Slots were used in a manner consistent with the usage and other requirements of 14 C.F.R. 93 and Section 5.1(a) of the Master Sub-License; and

               (c) no notice of non-compliance with FAA Slot Regulations has been received from the FAA with respect to any Acquired Slot.

DATED:_________________________          BY:_________________________________
                                          NAME:
Att:  Schedule A (None - No Exceptions)

                                                                      SCHEDULE 1
                                                                    TO EXHIBIT C


                             SLOT RELEASE SCHEDULE

Released Slots                          Slot Release Trigger
--------------                          --------------------
                                        (Securities Outstanding in
                                           Millions of Dollars)

(a)  JFK - Jet                          An amount equal to (i) the sum of (x)
                                        $25,000,000, plus (y) 50% of any
                                        Securities issued pursuant to any
                                        exercise of the over-allotment option
                                        contained in the Purchase Agreement,
                                        less (ii) an amount equal to the Applied
                                        Amount

(b)  ORD - Jet                          An amount equal to (i) the sum of (x)
                                        $10,000,000, plus (y) 20% of any
                                        Securities issued pursuant to any
                                        exercise of the over-allotment option
                                        contained in the Purchase Agreement,
                                        less (ii) an amount equal to the Applied
                                        Amount



Note:     Slots referred to are as of the date of the Master Sub-License
Agreement. If additional or substitute Slots are conveyed to the Slot Trust in satisfaction of the Substitution Requirements, such substitute Acquired Slots shall be subject to release at the same time and under the same circumstances (and only at the same time and under the same circumstances) as the Acquired Slots for which they were substituted could have been released under the Master Sub-License Agreement.

                                                                  EXHIBIT D TO
                                                                     INDENTURE


                         PLEDGE AND SECURITY AGREEMENT


     PLEDGE AND SECURITY AGREEMENT, dated as of March 31, 1997 (the "Pledge Agreement") by and between TRANS WORLD AIRLINES, INC., a Delaware Corporation (together with its successors and assigns, the "Company"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, having an office at 79 South Main Street, Salt Lake City, Utah 84111, as Collateral Agent (the "Collateral Agent").

                                    RECITALS

     WHEREAS, the Company and the Trustee have entered into an Indenture dated as of the date hereof (as at any time amended or supplemented or otherwise modified, the "Indenture"), providing for the issuance of $50,000,000 (subject to increase to not more than $57,500,000 as set forth in the Indenture) aggregate principal amount outstanding of its 12% Senior Secured Notes; and

     WHEREAS, in order to secure the payment of the principal amount of and interest on the Securities and all other obligations of the Company in connection with the Securities under the Indenture, the Securities and the Operative Documents, the Company has agreed to pledge and grant a security interest in the Collateral, as provided for herein; and

     WHEREAS, the Company and the Collateral Agent wish to set forth herein their respective rights, liabilities and obligations with respect to the Collateral.

     NOW, THEREFORE, in consideration of the premises and other benefits to the Company, the receipt and sufficiency of which are hereby acknowledged, the Company hereby makes the following representations and warranties and hereby covenants and agrees as follows:


               ARTICLE 1.  DEFINITIONS AND RULES OF CONSTRUCTION

     Section 1.1.   Definitions.  Capitalized terms used and not otherwise
                    -----------
defined herein shall have the meanings ascribed to such terms in Section 1 of the Definitions Appendix attached hereto as Appendix I, which shall be part of this Pledge Agreement as if fully set forth in this place.

     Section 1.2.   Rules of Construction.  The rules of construction for this
                    ---------------------
Pledge Agreement are set forth in Section 2 of the Definitions Appendix.


                             ARTICLE 2.  COLLATERAL

     Section 2.1.   Grant of Security Interest.  To secure the due and punctual
                    --------------------------
payment, performance and observance in full of any and all of the Company's indebtedness and obligations evidenced by or set forth in the Securities or the Indenture (including, without limitation, the principal of, interest on and Liquidated Damages (if any) payable with respect to, the Securities) and all of its obligations to perform acts or refrain from taking any action under the Indenture, the Securities, this Pledge Agreement and the other Operative Documents (all the foregoing hereinafter called the "Obligations"), the Company hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent for the benefit of the Holders of the Securities a continuing general, valid, perfected security interest (senior in right and priority to all Liens except senior or parity Permitted Liens) in all right, title and interest of the Company in, to and under, the following, whether now owned or hereafter acquired (collectively, other than the Slot Trust Assets, the "Collateral"):

     (a)  The Ground Equipment.

     (b) The Beneficial Interest and the Beneficial Interest Certificate.

     (c) The Slot Trust Assets, including without limitation any right, title or interest that the Company, notwithstanding the agreements of the Company set forth in Section 5.1 of the Declaration, may have in, to or under the Slot Trust Assets (it being acknowledged and understood by the parties hereto that pursuant to the Declaration and the Deed of Conveyance, the Company has agreed that all right, title and interest in and to the Slots specified in the Deed of Conveyance has been assigned, transferred and conveyed, and that all right, title and interest in and to any Slots that hereafter are the subject of any Subsequent Deed of Conveyance will be assigned, transferred and conveyed, to the Slot Trustee, and it being further acknowledged and agreed that the pledge, assignment and grant set forth in this Section 2.1(c) does not in any way limit the Deed of Conveyance or any Subsequent Deed of Conveyance).

     (d)  The Pledged Stock.

     (e) All cash and/or Investment Securities deposited with the Collateral Agent to be held by the Collateral Agent as security for the Obligations as provided herein or in the Master Sub-License Agreement.

     (f) All other Property which may be granted, bargained, sold, conveyed, transferred, assigned or pledged pursuant to the terms of this Pledge Agreement by the Company to the Collateral Agent at any time and all proceeds (as such term is defined in Article 9 of the New York Uniform Commercial Code as in effect on the date hereof) of or to any of the Property in which a security interest is granted under this Section 2.1.

     (g) All repair, maintenance and inventory records, logs, manuals and all other documents and all other documents and materials similar thereto (including, without limitation, any such records, logs, manuals, documents and materials that are computer print-outs) at any time maintained, created or used by the Company, and all records, logs, manuals, documents and other materials required at any time to be maintained by the Company pursuant to the FAA or under the Federal Aviation Act, in each case with respect to any of the Ground Equipment.

     (h) The tolls, rents, revenues, issues, income, distributions, products and profits, and all the estate, right, title, interest and claim whatsoever, at law, as well as in equity, which the Company has or possesses on the date of delivery of this Pledge Agreement or to which the Company may thereafter become legally or equitably entitled, from, in or to the Collateral or the Slot Trust Assets (excluding any cash on hand or in banks, instruments and accounts receivable arising from the conduct of the Company's business which do not arise either from the use, operation, storage, control or management of the Collateral or the Slot Trust Assets by the Collateral Agent pursuant to Article 6 hereof or through distributions, if any, made by the Slot Trust).

     It is the true, clear, and express intention of the Company that the continuing grant of the security interests provided for in this Pledge Agreement remain as security for payment and performance of the Obligations until such Obligations are satisfied and performed in full. The notice of the continuing grant of this security interest therefor shall not be required to be stated on the face of any Security, nor shall the Company otherwise be required to identify such Security as being secured hereby.

     Section 2.2.   Substitution of Collateral.  The Company may from time to
                    --------------------------
time substitute any Property which is not then Collateral for some or all of the Non-Slot Collateral then subject to the Lien of this Pledge Agreement in accordance with this Section 2.2:

     (a) The Company may substitute Permitted Substitutes for any Non-Slot Collateral then subject to the Lien of this Pledge Agreement to the extent permitted by and in accordance with Section 4.4 and the Substitution Requirements and, upon the consummation of such substitution, the Collateral Agent, upon Request of the Company, shall release its Lien on the Collateral for which Permitted Substitutes are so substituted.

     (b) If the Permitted Substitutes are subject to a Lien securing indebtedness of the Company under a Qualified Senior Financing Agreement which is to remain outstanding after the substitution, the Lien of this Pledge Agreement shall be subordinated to such existing Lien as provided in Section 6.5.


                   ARTICLE 3.  REPRESENTATIONS AND WARRANTIES

     Section 3.1.   Representations and Warranties of the Company.  The Company
                    ---------------------------------------------
represents and warrants to the Collateral Agent as follows:

  (a) The Company is an air carrier certificated under Section 44705 of the Federal Aviation Act.

  (b) The Company owns, and has full right, title and interest in, the Collateral, free and clear of all Liens, except Permitted Liens.

  (c) The Company maintains public liability, property damage and workers' compensation insurance and insurance on all its insurable property, including the Collateral, against fire and other hazards with responsible insurance carriers to the extent usually maintained by similarly situated companies.


                             ARTICLE 4.  COVENANTS

     Section 4.1.     Further Assurances.  From time to time, the Company shall
                      ------------------
perform any and all acts and execute any and all additional instruments and documents as may be reasonably requested by the Collateral Agent, the Indenture Trustee or the Slot Trustee, to carry out the intention of or to facilitate the performance of the terms of this Pledge Agreement or to secure the rights and remedies hereunder or thereunder of the Holders of the Securities including, without limitation, the execution and delivery of instruments of title, any supplemental agreements and any financing statement or continuation of any financing statement or other appropriate instrument of recording under the Uniform Commercial Code as in effect in the jurisdictions in which the Collateral is located, under the Federal Aviation Act and the rules and regulations promulgated thereunder or under any other appropriate law or regulatory scheme applicable to the Collateral.

     Section 4.2.     Taxes.  The Company will, and will cause each Subsidiary
                      -----
to, promptly pay and discharge, in each case before the same shall become delinquent, all taxes, assessments, fees, charges, fines and penalties of any kind which may be imposed (a) upon any of the Collateral, the Acquired Slots, the Slot Trust or any Property of any Pledged Subsidiary and (b) for the use or operation thereof by the Company or any of its Subsidiaries, and will at all times keep the Collateral, the Acquired Slots, and the Property of its Pledged Subsidiaries free and clear of all taxes, assessments, fees, charges, fines and penalties of any kind which might in any way affect the title thereto or result in a Lien which is not a Permitted Lien upon any part or the whole of the Collateral, the Acquired Slots or any Property of any Pledged Subsidiary; provided, however, that the Company shall not be required to pay or discharge
--------  -------
any taxes, assessments, fees, charges, fines or penalties of any kind (i) whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision has been made if required in accordance with generally accepted accounting principles, as in effect from time to time, and (ii) if the Company delivers to the Collateral Agent an Officers' Certificate stating that such non-payment and non-discharge is in the interest of the Company, presents no material risk of sale, forfeiture or loss of any Collateral, and is not prejudicial in any material respect to the Holders, except that the Company will pay all such taxes, assessments, fees, charges, fines or penalties forthwith upon the commencement of proceedings to foreclose any Lien on any Collateral or Acquired Slot or any Property of any Pledged Subsidiary which may have attached as security therefor. If any expenses, taxes, assessments, fees, charges, fines or penalties which are payable by the Company hereunder shall have been charged or levied against the Collateral Agent, the Indenture Trustee or the Slot Trustee directly and, after notice to the Company and opportunity to contest as aforesaid, paid by the Collateral Agent, the Indenture Trustee or the Slot Trustee, the Company shall reimburse the Collateral Agent, the Indenture Trustee or the Slot Trustee on presentation of an invoice therefor.

     For purposes of this Section 4.2 and notwithstanding any other provision of this Pledge Agreement, the Collateral Agent, the Indenture Trustee or the Slot Trustee are the sole parties to, from, or with whom the Company shall be obligated to communicate or receive any communication or notice, negotiate, settle, or enter into any stipulation, agree upon or make factual determinations, elections, or payments regarding any matter arising under this
Section 4.2. Notice received or served by the Company from or upon the Collateral Agent, the Indenture Trustee or the Slot Trustee shall be deemed notice duly served from or upon the Company. The Company shall have no obligation to communicate or deal with any parties except the Collateral Agent, the Indenture Trustee or the Slot Trustee regarding any matter arising under this Section 4.2.

     The Company will pay, and save the Collateral Agent, the Indenture Trustee and the Slot Trustee and the Holders of Securities harmless from, any stamp taxes which shall be payable in connection with this Pledge Agreement, any supplement or amendment hereof or the original issuance of the Securities except as herein expressly indicated to the contrary.

     If a written claim is made against the Collateral Agent, the Indenture Trustee or the Slot Trustee or the Holders of Securities for any taxes, assessments, fees, charges, fines, or penalties which are subject to payment or indemnification by the Company under this Section 4.2, the Collateral Agent, the Indenture Trustee or the Slot Trustee shall promptly notify the Company thereof in writing. If requested by the Company in writing within thirty (30) days (but twenty (20) days if the Collateral Agent, the Indenture Trustee or the Slot Trustee received a 30-day statutory notice) of the notice to the Company, the Collateral Agent, the Indenture Trustee or the Slot Trustee shall, at the Company's expense and direction, for so long as the Collateral Agent, Indenture Trustee or the Slot Trustee reasonably believes that the Company is acting in good faith and the Collateral Agent, the Indenture Trustee or the Slot Trustee have received adequate indemnification therefor, contest such taxes, assessments, fees, charges, fines or penalties. The Company shall select the forum for such contest and shall determine whether such contest shall be by:

     (a) resisting or refusing payment of such taxes, assessments, fees, charges, fines or penalties; or

     (b) not paying such taxes, assessments, fees, charges, fines or penalties except under protest; or

     (c) paying such taxes, assessments, fees, charges, fines, or penalties and seeking a refund thereof.

     If permissible under applicable law, the Collateral Agent, the Indenture Trustee or the Slot Trustee shall assign its right to contest the imposition or levy of any such tax, assessment, fees, charges, fines or penalties to the Company.

     Section 4.3.     Maintenance.  The Company, at its own cost or expense:
                      -----------

     (a) shall maintain, or cause to be maintained, at all times the Ground Equipment, the Gate Facilities and the LAX Co. Facilities in material compliance with all applicable laws, rules, regulations, orders, directives and instructions issued by the FAA or any other governmental authority having jurisdiction over the Company, the Ground Equipment, the Gate Facilities or the LAX Co. Facilities, including making any repairs, modifications, alterations, replacements and additions necessary therefor;

     (b) shall maintain, or cause to be maintained, all material records, logs and other materials required by the FAA or under the Federal Aviation Act to be maintained in respect of the Ground Equipment, Gate Facilities or the LAX Co. Facilities and shall retain complete copies thereof to the extent necessary to ensure that the value of such Ground Equipment, Gate Facilities and LAX Co. Facilities will not be materially diminished for lack of a full maintenance history; and

     (c) shall maintain, or shall cause to be maintained, the Ground Equipment in at least as good condition (taken as a whole) as at the Issue Date, subject to ordinary wear and tear, and shall perform all maintenance thereon necessary for that purpose.

     Section 4.4.     Event of Loss; Use in the Ordinary Course Of Business;
                      ------------------------------------------------------
Release; Thresholds; Effect of Release; Substitution.
----------------------------------------------------

     (a) Event of Loss.  Upon the occurrence of an Event of Loss with respect to
         -------------
any Ground Equipment or Pledged Stock, the Company shall give the Collateral Agent prompt notice thereof and shall satisfy the applicable Substitution Requirements.

     Upon compliance by the Company with its obligations above and upon Request by the Company, payment by the Company of the Collateral Agent's costs (including reasonable legal fees and disbursements) in connection therewith and satisfaction of any applicable requirements of the TIA, the Collateral Agent shall execute and deliver the required documents releasing, assigning and transferring all of the right, title and interest of the Collateral Agent in and to the Collateral which is the subject of such Event of Loss to the Company or its designee, whereupon such Collateral shall cease to be Collateral for all purposes hereof.

     (b) Use in the Ordinary Course Of Business.  So long as no Event of Default
         --------------------------------------
shall have occurred and be continuing, the Company shall have the right, at any time and from time to time at its own cost and expense, without any release from or consent by the Collateral Agent, to deal with (but not, except as expressly otherwise permitted hereunder, to sell, lease, transfer or otherwise dispose of, or relinquish possession of) the Ground Equipment in any manner consistent with the Company's Ordinary Course Of Business, including, without limitation, with respect to the Ground Equipment, to dismantle any Ground Equipment that has become worn out or obsolete or unfit for use, and in the Ordinary Course to sell or dispose of other parts thereof not reasonably repairable or usable or any salvage resulting from such dismantling, free from the Lien of this Pledge Agreement. The Company shall not permit any Ground Equipment to be moved to a location where it would cease to constitute "Ground Equipment" except that the Company may, so long as no Event of Default shall have occurred and be continuing, do so in the Ordinary Course.

     (c) Release of Non-Slot Collateral.  The Company shall comply with this
         ------------------------------
Section 4.4(c) and the Substitution Requirements in connection with and (except as provided in Section 4.5(a)(v)) at or prior to the completion of any sale or deemed sale of Ground Equipment or Pledged Stock under this Pledge Agreement. Upon Request by the Company, payment by the Company of the Collateral Agent's costs (including reasonable legal fees and disbursements) incurred in complying with such Request and satisfaction of the applicable Substitution Requirements, and so long as no Event of Default has occurred and is continuing or would result therefrom, the Collateral Agent shall release from the Lien of this Pledge Agreement, assign and transfer to the Company or its designee at any time, all the right, title and interest of the Collateral Agent in and to any Ground Equipment or in and to all but not less than all the Pledged Stock of LAX Co., that is the subject of (i) a contract of sale pursuant to which the Company in the Ordinary Course has agreed to sell such Ground Equipment or Pledged Stock on an arm's-length basis to an unaffiliated third party within ninety (90) days after the date of such release, which contract contains only closing conditions that are customary to a sale of that kind at that time and which sale is not a "sale/leaseback" or other similar transaction used by the Company as a financing vehicle, or (ii) a deemed sale under this Section or Section 4.5(a)(v) or 4.5(d) hereof; provided, however, that, so long as no Event of Default shall have occurred and be continuing, (x) the Company shall not be so required to satisfy the Substitution Requirements with respect to Ground Equipment sold in the Ordinary Course, (y) the lien hereof shall automatically be released concurrently with such disposition described in clause (x) and without any further action, and such disposition shall be free and clear of any lien or security interest created hereby. If Ground Equipment cannot conveniently be disposed of in the Ordinary Course because the Company has not maintained the Ground Equipment Threshold or if the Company otherwise elects to reduce the Ground Equipment Threshold, the Company may reduce the Ground Equipment Threshold upon satisfying the applicable Substitution Requirements. If the holder of any Senior Security Interest shall commence proceedings or taken other action to foreclose upon or take possession of any Collateral, any such foreclosure or taking of possession shall be deemed a sale of such Collateral which the Company shall not permit to occur without first complying with this Section.

     (d) Effect of Release. No purchaser in good faith of property purporting to
         -----------------
be released, assigned and transferred pursuant hereto shall be bound to ascertain the authority of the Collateral Agent to execute the release, assignment and transfer or to inquire as to the existence of any conditions herein prescribed for the exercise of such authority; nor shall any purchaser or grantee of any property or rights permitted by this Article 4 to be sold, granted or otherwise disposed of by the Company be under any obligation to ascertain or inquire into the authority of the Company to make any such sale, grant or other disposition. Any release, assignment and transfer executed by the Collateral Agent under this Section 4.4 shall be sufficient for the purposes of this Pledge Agreement and shall constitute a good and valid release, assignment and transfer of the Property therein described from ownership of the Collateral Agent and the Lien of this Pledge Agreement.

     (e) Substitution. If and whenever the Company shall be required or
         ------------
permitted to subject any Property to the Lien of this Pledge Agreement pursuant to any provision of this Pledge Agreement or pursuant to the terms of the Master Sub-License Agreement or the Indenture, the Company will furnish to the Collateral Agent the following:

           (i) a Supplemental Pledge Agreement duly executed by the Company, appropriately describing, identifying and locating such Property and specifically subjecting the same to the Lien of this Pledge Agreement; and

           (ii)  in the case of

               (a) Ground Equipment, cash, Investment Securities or Property being subjected to the Lien of this Pledge Agreement, an Opinion of Counsel, dated the date of execution of said Supplemental Pledge Agreement, stating that:

                    (1) said Supplemental Pledge Agreement: (a) has been duly authorized, executed and delivered by the Company, and (b) validly subjects to the Lien of this Pledge Agreement (subject only to Permitted Liens) under applicable Federal and State laws all the right, title and interest of the Company in and to the Property specifically described in said Supplemental Pledge Agreement;

                    (2) said Supplemental Pledge Agreement (a) is not required to be filed or recorded in any place within the United States in order to perfect and preserve the Lien of this Pledge Agreement under Federal or state laws on the Property specifically described in said Supplemental Pledge Agreement; or (b) if any such filing or recording shall be required, that said filing or recording has been accomplished in such manner and places, which shall be specified in such Opinion of Counsel, as is necessary in order so to perfect and preserve the Lien of this Pledge Agreement; and (c) in rendering such Opinion, such counsel may assume that there are no documents with respect to such Property that have been filed for recording under such recording system but have not yet been listed in the available records of such system as having been so filed and may state that no opinion is expressed as to liens that are perfected without the filing of notice thereof or by operation of law, such as federal tax liens and liens arising under Section 1368(a) of Title 29 of the United States Code, and that the examination of said counsel was limited to the records of such recording systems and subject to the accuracy of the personnel administering such system in the filing, indexing and recording of instruments filed with such entity; and

               (B) Permitted Substitutes subject to a Senior Security Interest, an Opinion of Counsel, dated the date of execution of such Supplemental Pledge Agreement, stating that the financing agreement pertaining thereto is a Qualified Senior Financing Agreement; and

         (iii) an Officer's Certificate stating that:

               (A) the Company is the legal and beneficial owner of the Property specifically described in said Supplemental Pledge Agreement, free and clear of all Liens, except Permitted Liens; and

               (B) in the opinion of the Officers executing the Officer's
                   Certificate, all conditions precedent provided for in this Pledge Agreement relating to the subjection of such property to the Lien of this Pledge Agreement have been complied with.

     (f) Release of Collateral Upon Partial Prepayment.  Simultaneously with or
         ---------------------------------------------
promptly following the cancellation of any Securities, whether pursuant to a partial repurchase of any Securities pursuant to Section 4.15 of the Indenture or otherwise, following a tender of Securities in payment of the Exercise Price of the Warrants or in connection with a tender offer for the Securities or otherwise, if the Company has complied with the Preconditions, and provided that
                                                                   --------
after giving effect to the release of such Collateral the Company will be in compliance with the Security Ratio requirements set forth in clause (b) of the definition thereof, Collateral Agent shall release from the Lien of this Pledge Agreement and assign and transfer to the Company or its designee all of the right, title and interest of the Collateral Agent in designated Collateral as set forth in Schedule 2 hereto (the "Released Collateral") based upon the reduction in the amount of Securities Outstanding to an amount equal to the level specified for the release of particular Collateral as set forth in said
Schedule 2 (the "Collateral Release Trigger"). The Collateral Agent shall execute and deliver to the Company the proper instrument or instruments (including, without limitation, a Supplemental Pledge Agreement in the form of Exhibit B and Uniform Commercial Code statements on form UCC-3) to evidence the release of the Lien on the Released Collateral and to assign, transfer and deliver to the Company against receipt but without recourse, warranty or representation the Released Collateral and any other Property or proceeds received in respect thereof and then in the possession of the Collateral Agent.

     Section 4.5.  Possession, Sublease and Assignment.
                   -----------------------------------

     (a) The Company shall have the right, in the Ordinary Course Of Business, to (i) sublease (which in this Section includes lease) any Ground Equipment to any "air carrier" (as defined in the Federal Aviation Act) or to any manufacturer of Ground Equipment, as the case may be, or any Affiliate thereof, provided, that the term of the lease does not exceed twelve (12) months; (ii)
--------
transfer possession of any Ground Equipment to the United States Government or any instrumentality or agency thereof including transfers pursuant to the Civilian Reserve Air Fleet Program administered pursuant to Executive Order 10999, as amended, or any similar or substitute program; (iii) sublease any Ground Equipment to any Person as permitted by Section 4.5(b) hereof; (iv) transfer possession of any Ground Equipment to the manufacturer thereof or any other organization for testing, overhaul, repairs, maintenance, alterations, modifications or promotional purposes; or (v) subject any Ground Equipment to an interchange or pooling, exchange, borrowing or maintenance servicing agreement arrangement customary in the airline industry and entered into in the Ordinary Course Of Business which does not contemplate or require the transfer of title to such Ground Equipment (provided, however, that if the Company's title to any such Ground Equipment shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be a sale with respect to such Ground Equipment and the Company shall immediately comply with Section 4.4(c) hereof in respect thereof); provided, however, that the Company shall not have the right
                  --------  -------
to enter into any sublease or other arrangement pursuant to this Section 4.5(a) if an Event of Default shall have occurred and be continuing. Without the prior written consent of the Collateral Agent, the Company will not otherwise sell, sublease, transfer or relinquish possession of Ground Equipment to anyone other than the Collateral Agent and will not assign any of its rights hereunder, except as permitted by the provisions of this Section 4.5 and Sections 4.3 and
4.4 hereof or as provided in the Indenture.

     (b) Any sublease of any Ground Equipment permitted hereunder (a "Sublease") shall be fully subject to the following conditions:

          (i) Each Sublease of any Ground Equipment shall contain an express agreement by the sublessee to the effect that: (A) such Sublease is fully subject and subordinate in all respects to this Pledge Agreement and to the Collateral Agent's rights and remedies with respect to such Ground Equipment, (B) upon notice of the occurrence of an Event of Default given by the Collateral Agent to such sublessee, the Collateral Agent may avoid such Sublease, and the sublessee shall forthwith deliver such Ground Equipment to the Collateral Agent and
          (C) the Ground Equipment shall be located in the United States (at other than an Excluded Location).

          (ii) All necessary action shall have been taken which is required to continue the perfection of the Collateral Agent's security interest in such Ground Equipment and the Collateral Agent's rights under this Pledge Agreement and the Sublease and all other necessary documents shall have been filed, registered or recorded in such public offices as may be required to fully preserve the priority of the interest of the Collateral Agent in such Ground Equipment under the laws of the United States and any relevant state law; and the Company shall have furnished an Opinion of Counsel with respect to such matters satisfactory to the Collateral Agent.

          (iii) The Company shall deliver to the Collateral Agent, promptly after execution thereof, a duly executed copy of such Sublease.

          (iv) Each Sublease of Ground Equipment pursuant to Section 4.5(a) hereof shall be assigned by the Company to the Collateral Agent as security for the Company's obligations hereunder, and the sublessee shall be required upon the occurrence and during the continuance of an Event of Default to make all payments under such Sublease directly to the Collateral Agent; provided that if such Event of Default shall cease or shall be waived pursuant to the provision of the Indenture, the Collateral Agent shall immediately pay all funds so received and deliver all Investment Securities acquired with such funds to the Company.

     (c) Notwithstanding the foregoing, the Company may at its option, with respect to any Sublease, decline to comply with the requirements set forth in this Section 4.5 in which case the Sublease shall be deemed a sale with respect to the Ground Equipment covered thereunder and the Company shall first comply with Section 4.4(c) hereof in respect thereof.

     (d) No Sublease, interchange or pooling, exchange, borrowing or maintenance servicing arrangement or other transfer or relinquishment of the possession of any Ground Equipment or of any of the Company's rights hereunder shall in any way discharge or diminish any of the Company's obligations to the Collateral Agent hereunder, cause the sublessee, transferee, assignee or any other Person (other than the Company) to be deemed to be the "Company" or an obligor on the Securities for purposes of this Pledge Agreement, or constitute a waiver of any of the Collateral Agent's rights or remedies hereunder, except to the extent such obligations, rights or remedies may be inapplicable during the period of any Sublease as elsewhere herein provided.

     Section 4.6.   Recording; Registration; Compliance with Laws and Rules.
                    -------------------------------------------------------
The Company will cause this Pledge Agreement and all agreements supplemental hereto to be filed and recorded (and to the extent required by law, refiled and re-recorded) under the Federal Aviation Act, if applicable, and the Uniform Commercial Code as in effect in the jurisdictions in which the Collateral is located; and the Company will from time to time do and perform any other acts and execute, acknowledge, deliver, file and record any and all further instruments required under the laws of the United States or any other applicable jurisdiction for the purpose of proper perfection and protection (subject to the Certificate of Title Exception) of the Collateral Agent's and the Holders of the Securities rights under this Pledge Agreement or for the purpose of carrying out the intention of this Pledge Agreement; and the Company will promptly furnish to the Collateral Agent certificates or other evidences of such filing, recording, refiling and re-recording satisfactory to the Collateral Agent.

     Section 4.7.   Indemnities.  The Company agrees to indemnify, and hold
                    -----------
harmless the Collateral Agent to the same extent provided to the Indenture Trustee under Section 7.7 of the Indenture and the Collateral Agent shall have those rights set forth in such Section 7.7 for the Indenture Trustee. This covenant of indemnity shall continue in full force and effect notwithstanding the full payment of principal of and interest on the Securities or the termination of this Pledge Agreement in any manner whatsoever.

     In addition, the Company shall indemnify, protect and hold harmless the Collateral Agent from and against any and all liabilities, claims, demands, costs, charges and expenses, including royalty payments and reasonable counsel fees, in any manner imposed upon or accruing against the Collateral Agent because of any design, article or material in respect of the Collateral which infringes, or is claimed to infringe, any patent or other industrial property right. The Collateral Agent will give notice to the Company of any such claim known to the Collateral Agent in respect of which liability may be charged against the Company.

     Section 4.8.   FAA Records.  The Company will maintain or cause to be
                    -----------
maintained all records, logs and other materials required by the FAA to be maintained in respect of Collateral, the Acquired Slots, any other Slot Trust Assets, the Gate Facilities and the LAX Co. Facilities regardless of whether such requirements are, by their terms, imposed upon the Company, any Pledged Subsidiary, the Indenture Trustee, the Collateral Agent or the Slot Trustee, and in the event that any Collateral is repossessed by the Collateral Agent pursuant to Article 6 hereof, will forthwith deliver, or cause to be delivered, to the Collateral Agent all such records, logs and other materials relating thereto.

     Section 4.9.   Restrictions on Liens; Permitted Contests.
                    -----------------------------------------

     (a) Restrictions on Liens.  The Company will not create, incur, assume or
         ---------------------
suffer to exist or permit to be created or incurred or assumed or to exist any Lien upon or against the Collateral, the Acquired Slots, or any other Slot Trust Assets, the Gate Facilities or the LAX Co. Facilities except for the following (collectively, the "Permitted Liens"): (i) this Pledge Agreement and the other Operative Documents and the rights of the Collateral Agent, the Indenture Trustee, the Slot Trustee, the Holders of Securities and the Company hereunder and thereunder, (ii) in the case of Ground Equipment or the Beneficial Interest or Pledged Stock (to the extent the Beneficial Interest or Pledged Stock constitutes a general intangible under the New York Uniform Commercial Code as in effect from time to time), Liens for taxes or other governmental charges or levies not yet due, the payment of which shall not at the time be required to be made in accordance with Section 4.2 hereof, (iii) in the case of Ground Equipment, materialmen's, mechanics', workmen's, repairmen's, employees', other like Liens and other Liens arising in the Ordinary Course Of Business and which are not overdue for more than forty-five (45) days, except to the extent that any such Lien is being contested in good faith and by appropriate legal proceedings which, in the opinion of the Company, do not involve any material danger of the sale, forfeiture or loss of any Collateral or any interest therein, (iv) in the case of Ground Equipment or the Beneficial Interest or Pledged Stock (to the extent the Beneficial Interest or Pledged Stock constitutes a general intangible under the New York Uniform Commercial Code as in effect from time to time) any judgment Lien, unless the judgment it secures shall not, within sixty (60) days after the entry thereof, have been discharged, vacated or reversed or the execution thereof stayed pending appeal, or shall not have been discharged, vacated or reversed within sixty (60) days after the expiration of any such stay, (v) in the case of Ground Equipment, Subleases and other transfers of possession permitted under Sections 4.3 and 4.5 hereof, (vi) in the case of Acquired Slots, the Prior Third Party Licenses, Third Party Licenses and Slot Trades, (vii) executory contracts for sale or lease by the Company of any Ground Equipment or Acquired Slots under which consummation of such sale or lease, or delivery of such Ground Equipment or Acquired Slots is conditioned on release of such Ground Equipment or Acquired Slots from this Pledge Agreement or the Slot Trust, (viii) in the case of Ground Equipment, the right of any Person other than the Company to claim a portion of the insurance proceeds received or receivable by the Collateral Agent as a result of an Event of Loss, (ix) in the case of Ground Equipment or the Beneficial Interest or Pledged Stock (to the extent the Beneficial Interest or Pledged Stock constitutes a general intangible under the New York Uniform Commercial Code as in effect from time to time), other non-consensual Liens that do not secure Indebtedness which in the aggregate exceeds one percent (1%) of the aggregate principal amount of the Securities at the time Outstanding, and
(x) with respect to Ground Equipment, Senior Security Interests.

     (b) Permitted Contests.  If no Event of Default shall be continuing, the
         ------------------
Company shall not be required, nor shall the Collateral Agent have the right, without prior agreement of the Company, to discharge or remove, as the case may be, any Lien on or against the whole or any part of any Collateral or the Acquired Slots, the discharge or removal of which would otherwise be required by the terms of this Pledge Agreement, the Slot Trust or the Master Sub-License Agreement, or to comply with any legal requirements, compliance with which would otherwise be required by this Pledge Agreement, or to pay any charge or other amount the Company may be obligated to pay to any Person pursuant to this Pledge Agreement other than an indemnification payment to a Person entitled to such indemnification pursuant to the terms of Section 4.7 hereof, so long as the Company shall at its own expense contest the existence, amount, applicability, extent or validity thereof in good faith by an appropriate proceeding timely instituted, which, in the case of any Lien so contested, shall operate to prevent the collection or satisfaction of such Lien, and, in all cases in which the sale or forfeiture of the whole or any part of such Collateral or the Acquired Slots shall be at issue, shall operate to prevent such sale or forfeiture; provided, however, that such proceeding presents no material danger
            --------  -------
of the sale, forfeiture or loss of any Collateral or Acquired Slot which has not been provided for by the Company giving such security as may be required in the proceeding; and, provided, further, that neither the Collateral Agent, the
                 --------  -------
Indenture Trustee nor the Slot Trustee (as fiduciaries or in their individual capacities) nor any holder of Securities would be in any danger of criminal liability, or any other liability or obligation for which no indemnification is provided hereunder, by reason of such nonpayment or noncompliance. The Collateral Agent hereby agrees to execute and deliver at the Company's expense such documents, including powers of attorney, as the Company may reasonably request in order that the Company shall be enabled effectively to conduct any such proceeding.

     Section 4.10.  Warranty of Title.  The Company warrants that as of the date
                    -----------------
of delivery of this Pledge Agreement it is the legal and beneficial owner of the Collateral (excluding any Property which may become Collateral hereafter) and has good right to mortgage or transfer, as the case may be, the same. The Company will at the time it subjects any Property to the Lien of this Pledge Agreement by supplemental agreement be the legal and beneficial owner of such Property and will have good right to mortgage the same, subject to Permitted Liens. The Company warrants that all the Collateral (except Property which may become Collateral hereafter) is, and at the time the Company subjects any Property acquired hereafter to the Lien of this Pledge Agreement by supplemental agreement, the Property so subjected will be, free and clear of all Liens, except Permitted Liens.

     The Company will, at or before the time it subjects any Property to the Lien of this Pledge Agreement, cause evidence of its title to be duly recorded, filed, or filed for recording, to the extent required under any applicable law, by the Company as owner. The Company will at all times defend and protect its title to the Collateral, against the enforcement against such Collateral of all claims, Liens, penalties and rights asserted by any and all parties whatsoever other than holders of Senior Security Interests.

     Section 4.11.  Actions Regarding the Beneficial Interest Certificates.
                    ------------------------------------------------------

     (a) The Collateral Agent shall be entitled to exercise any and all voting and consensual rights and powers relating or pertaining to the Beneficial Interest Certificate or any part thereof, subject to Section 9.1 of the Acquired Slot Trust Agreement.

     (b) All distributions with respect to the Beneficial Interest Certificate shall be paid directly to and shall be retained by the Collateral Agent subject to the Lien of this Pledge Agreement.

     (c) The Company will take all action necessary or appropriate to cause the Collateral Agent to obtain the benefit of the provisions in clauses (a) and (b) above and if any payments or distributions on the Beneficial Interest Certificate are made to the Company, the Company will immediately deliver the same to the Collateral Agent.

     (d) The Beneficial Interest Certificate delivered to the Collateral Agent on the date hereof shall be accompanied by an irrevocable stock power or powers (or trust equivalent) executed by the Company and the Company further agrees to execute any and all additional documents and instruments deemed necessary or appropriate by the Collateral Agent to facilitate the Collateral Agent's exercise of remedies pursuant to the terms of this Pledge Agreement; provided, however, that unless and until there shall occur an acceleration of the obligations of the Company under the Securities and the Indenture, the Company shall continue to be the holder of record of the Beneficial Interest and the Beneficial Interest Certificate on the books of the Slot Trust.

     Section 4.12.  Reports Regarding Collateral.
                    ----------------------------

     (a) The Company shall deliver to the Indenture Trustee and the Collateral Agent (a) on the Issue Date (as of the last day of the preceding month) and (b) as of the last day of each month thereafter (within 20 days of the end of each such month) (i) an inventory of Ground Equipment describing the Adjusted Cost thereof. The Company shall promptly respond to any request of the Collateral Agent for an explanation concerning any discrepancies or changes in values reflected in such reports.

     (b) If (i) within fifteen (15) days after the delivery of a Company Appraiser's Certificate for purposes of satisfying the Substitution Requirements, the Indenture Trustee gives notice that it desires to have a Trustee Appraiser redetermine the matters set forth in such Company Appraiser's Certificate, and (ii) a Trustee Appraiser delivers to the Company, the Indenture Trustee and the Collateral Agent an Independent Appraiser's Certificate as to such matters signed by such Trustee Appraiser within fifteen (15) days after the date of delivery of such Indenture Trustee's notice, the Appraised Values (or Fair Market Values) of the Collateral subject to such Event of Loss or Request for release and the Permitted Substitutes evidenced by such Independent Appraiser's Certificates shall be determined as provided in the definition of Appraised Value (or Fair Market Value). If (i) within thirty (30) days after the delivery of a Company Appraiser's Certificate for purposes of establishing the Security Ratio in connection with an Event of Loss, the Indenture Trustee gives notice that it desires to have a Trustee Appraiser redetermine the matters set forth in such Company Appraiser's Certificate, and (ii) a Trustee Appraiser delivers to the Company, the Indenture Trustee and the Collateral Agent an Independent Appraiser's Certificate as to such matters signed by the Trustee Appraiser within thirty (30) days after the delivery of such Indenture Trustee's notice, the Security Ratio shall be established as provided in paragraph (a) of the Substitution Requirements. The Company and the Indenture Trustee may but shall be under no obligation to join in the appointment of a single Independent Appraiser for purposes of making any determination of Liquidation Value, Appraised Value or Fair Market Value or establishing the Security Ratio, and if they do so, the resulting determination of the Independent Appraiser so selected shall be delivered to the Company, the Indenture Trustee and the Collateral Agent at such time as the Company, the Indenture Trustee and the Collateral Agent shall agree and shall be final and binding upon all parties.

     Section 4.13.  Senior Security Agreements. The Company will at all times
                    --------------------------
comply in all material respects with all covenants, conditions, warranties, representations, restrictions and requirements of all Senior Security Agreements. No waiver or amendment in respect of any material provision of or default under any Senior Security Agreement shall be permitted if the effect thereof is to create, or to continue in full force and effect without any default, remaining terms and provisions which, if they were the terms and provisions of a new agreement altering or replacing such Senior Security Agreement, would fail to satisfy the requirements of clause (e)(ii) (in all cases) and of clause (c) or (e)(i) (whichever applies in the case of the applicable Senior Security Agreement) of the definition of Qualified Senior Financing Agreement for such agreement to become a Qualified Senior Financing Agreement replacing such Senior Security Agreement, or would otherwise cause such Senior Security Agreement to fail to comply with the requirements for Qualified Senior Financing Agreements. No provision of the Indenture, this Pledge Agreement or any of the other Operative Documents purporting to authorize or permit the Company to take or omit to take any action shall authorize or permit any action or omission which is not authorized or permitted by the Senior Security Agreements.

     The Indebtedness of the Company secured by each Senior Security Agreement shall be secured by a Lien on Collateral (including Property becoming a Permitted Substitute) exclusively, and at no time while any Collateral is subject thereto is or shall be secured by any Property which is not Collateral except (i) cash or investment securities, (ii) Property being contemporaneously subjected to the Lien of the Pledge Agreement as additional Collateral, or (iii) other Property if and to the extent that the Company, the Collateral Agent (with the approval of the Required Holders) and the holders of the applicable Senior Obligations shall agree to provisions giving the Collateral Agent appropriate rights to such other Property in the event the holder of such Senior Obligations shall realize upon the Collateral.

     Section 4.14.  LAX Co.  The Company represents and covenants as follows:
                    ------

     (a) LAX Co. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all necessary corporate power and authority to own, lease and operate its properties, and to conduct its business. The Company agrees that it will not authorize the amendment of the Articles of Incorporation or By-laws of LAX Co. without the written consent of the Collateral Agent.

     (b) All of the shares of capital stock of LAX Co. described in Schedule 1 hereto constituting the Pledged Stock are duly authorized and validly issued, fully paid and non-assessable. The Company is the sole legal and beneficial owner of the Pledged Stock of LAX Co., free and clear of all Liens or options except for the Liens granted pursuant to this Pledge Agreement. The Company will not permit LAX Co. to issue additional shares of capital stock unless the certificates representing such shares are simultaneously delivered to the Collateral Agent and shall constitute Pledged Stock hereunder. The certificates for the Pledged Stock of LAX Co. have been delivered to the Collateral Agent accompanied by undated stock powers duly endorsed in blank and a copy of a certificate of resolutions of the Company's Board of Directors authorizing transfer of the Pledged Stock of LAX Co. in accordance with such stock powers.

     (c) Simultaneously with the execution and delivery of this Pledge Agreement, the Company shall deliver to the Collateral Agent the following, in form and substance reasonably satisfactory to the Collateral Agent:

          (i) a Secretary's Certificate, dated the date hereof, certifying that copies of LAX Co.'s Certificate of Incorporation and By-Laws attached thereto are true and complete and in full force and effect, without amendment, and that the Ground Lease, the Facilities Lease, the Facilities Sublease and the Company Subleases in the form attached thereto are true and complete and in full force and effect, with no event of default existing thereunder, and that LAX Co. has not theretofore sold, assigned, transferred or otherwise disposed of any right, title or interest in, to or under the Ground Lease, the Facilities Lease, the Facilities Sublease, or the Company Subleases; and

          (ii) an Officers' Certificate dated the date hereof certifying that the Ground Lease, the Facilities Sublease and the Company Subleases constitute the legal, valid and binding obligations of LAX Co., enforceable in accordance with their respective terms (subject to any applicable bankruptcy, reorganization, moratorium or other laws or principles of equity relating to the Company affecting the enforcement of creditor rights generally).

     (d) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall be entitled to receive, and the Company shall deliver, or shall require LAX Co. to deliver (properly endorsed where required hereby or requested by the Collateral Agent), to the Collateral Agent:

          (i) all dividends, distributions, interest and other cash payments in respect of the Pledged Stock of LAX Co., all of which shall be held by the Collateral Agent as additional Collateral; and

          (ii) promptly upon request of the Collateral Agent from time to time, such proxies and other documents as may be necessary to allow the Collateral Agent to exercise the voting power with respect to any or all shares of Pledged Stock of LAX Co.;

provided, however, that unless an Event of Default occurs and is continuing, the
--------  -------
Company shall be entitled: (A) to exercise in its reasonable judgment, the voting power and all other incidental rights of ownership with respect to any shares of Pledged Stock of LAX Co. (subject to the Company's obligation to deliver to the Collateral Agent such Pledged Stock of LAX Co. hereunder and to the other provisions of this Pledge Agreement and the rights to the Collateral Agent hereunder), provided, further, however, that no vote shall be cast, or consent, waiver or ratification given, or action taken by the Company that would impair any of LAX Co.'s rights or the Company's rights under the Ground Lease or the Facilities Lease or be inconsistent with or violate any provision of this Pledge Agreement or any Inducement Agreement, and (B) to the prompt receipt of all dividends and other distributions with respect to the Pledged Stock of LAX Co.

     (e) Previously, (i) the Company assigned to LAX Co. all of its rights under the Ground Lease pursuant to an Assumption and Assignment Agreement and subleased to LAX Co. the premises described in the Facilities Lease pursuant to a sublease (the "Facilities Sublease"), and (ii) LAX Co. subleased the premises described in the Ground Lease to the Company pursuant to a sublease (the "Ground Sublease"), and sub-subleased the premises described in the Facilities Lease to the Company pursuant to a Sub-Sublease (the "Facilities Sub-Sublease"). LAX Co. holds all rights under the Ground Lease, subject only to the rights of the City of Los Angeles under the Ground Lease and to the rights of the Company under the Ground Sublease. LAX Co. holds all rights as subtenant under the Facilities Sublease subject only to the rights of the RAIC and the RAIC Bond Trustee under the Facilities Lease and the RAIC Indenture and to the rights of the Company as sublandlord under the Facilities Sublease and as sub-subtenant under the Facilities Sub-Sublease. The Company will, or will cause LAX Co. to and LAX Co. will, or the Company and LAX Co. together will: (i) maintain the Ground Lease, the Facilities Lease and the Facilities Sublease in effect, (ii) not agree to any amendment, modification or termination of the Ground Lease, the Facilities Lease or the Facilities Sublease having any material adverse effect upon their value and benefit to LAX Co. or that otherwise is materially adverse to the interests of the Holders, so long as any Securities remain outstanding and (iii) comply with all covenants under the Ground Lease, the Facilities Lease and the Facilities Sublease, provided, however, that the Facilities Lease may be terminated in accordance with its terms upon the payment in full of the RAIC Bonds and the satisfaction of all other obligations under the RAIC Indenture. The Company shall and shall cause LAX Co. to send to the Collateral Agent copies of all notices of default received or sent by it in respect of defaults and events of default under the Ground Lease and the Facilities Lease and the Collateral Agent shall have the right to cure any such default or event of default, but shall be under no obligation to do so.

     (f) The Ground Sublease and the Facilities Sub-Sublease described in
Section 4.13(e) (collectively the "Company Subleases") provide for the payment by the Company to LAX Co. of periodic cash rentals reflecting no less than the fair market rental value of the Ground Facilities subject thereto for the term of the Company Subleases, as confirmed by a Company Appraiser, but in no event less than amounts sufficient (after taking into account any revenues or other funds available to LAX Co., including, without limitation, rents and other amounts received under other subleases by LAX Co. of all or any part of the Ground Facilities) for LAX Co. to pay all of its obligations under the Ground Lease, the Facilities Sublease and any other obligations or indebtedness incurred by LAX Co., and further provide that, except to the extent otherwise required by the Ground Lease or the Facilities Lease, no rentals may be paid more than thirty (30) days in advance nor may any advance payment in lieu of rent be made and that rentals will be paid or payable in equal periodic installments and may further provide that as long as LAX Co. is wholly-owned by the Company, the Company shall not be required to pay as periodic rentals an amount in excess of the amounts sufficient (after taking into account any revenues or other funds available to LAX Co. as described above) for LAX Co. to pay all of its obligations under the Ground Lease, the Facilities Sublease and any other obligations or indebtedness incurred by LAX Co., and may further provide that at any time when LAX Co. is not wholly-owned by the Company the Company shall have the option to convert both

Company Subleases into month-to-month tenancies, terminable upon no more than one-month's notice, at a monthly rent equal to the fair market rental value of the Ground Facilities for such tenancies thereof, as confirmed by a Company Appraiser. Except as provided in this Section 4.13(f), the Company will, or will cause LAX Co. to and LAX Co. will, or the Company and LAX Co. together will, (i) keep the Company Subleases in effect, (ii) not amend, modify or terminate the Company Subleases in any manner having a material adverse effect upon their value and benefit to LAX Co. or that otherwise is materially adverse to the interests of the Holders, so long as any Securities remain outstanding and (iii) comply with all of its obligations thereunder, provided that nothing
                                                         --------
herein limits the rights of the Collateral Agent pursuant to, or the exercise by any Gate Company of its right to terminate any Gate Sublease pursuant to any such exercise of rights by the Collateral Agent pursuant to, Section 6.1 hereof.

     (g) Other than pursuant to this Pledge Agreement or, to the extent incurred to date, under the Ground Lease or the Facilities Lease, the Company will not permit LAX Co. to incur, and LAX Co. will not incur, (i) any indebtedness for borrowed money except in the Ordinary Course Of Business for leasehold improvements or facility expansions (in each case for facilities leased to LAX Co. under the Ground Lease or subleased to LAX Co. under the Facilities Lease), and refinancings thereof, provided, however, that any such additional indebtedness shall not exceed the fair market value of improvements to the property of LAX Co. financed thereby, or (ii) any Liens on any of the assets of LAX Co. other than to secure the Obligations, the RAIC Bonds, or the indebtedness authorized to be incurred under the provisions of this section and other than Liens which if such assets were Ground Equipment, would be Permitted Liens other than Senior Security Interests. The Company shall cause LAX Co. to, and LAX Co. shall, maintain and retain sufficient funds to satisfy any ordinary course obligations which are not payable by the Company under the Company Subleases or by other sublessees and sufficient proceeds of insurance awards and condemnation awards to repair, rebuild or restore the Property subject to the Ground Lease and the Facilities Lease to its condition prior to any casualty or condemnation as required thereunder to prevent any termination thereof.

     (h) The Company will not authorize the filing of a petition in bankruptcy or reorganization under any Bankruptcy Law for or against LAX Co. nor will the Company permit LAX Co. to enter into any assignment for the benefit of creditors or receivership of all or a part of its assets.

     (i) LAX Co. will own no assets other than the rights under the Ground Lease and the Facilities Sublease, and assets incidental thereto, and will conduct no operations, enter into no contracts and incur no consensual obligations, other than directly relating thereto or as expressly otherwise permitted hereunder.

     (j) The Company will not permit LAX Co. to (i) declare or make any dividends other than (so long as no Event of Default shall have occurred and be continuing) cash dividends, or (ii) transfer or encumber any of its assets, except as provided in Section 4.13(f), provided, however, that LAX Co. (so long as no Event of Default shall have occurred or be continuing) may enter into subleases of all or a part of the Ground Facilities in the Ordinary Course Of

Business to entities which are not Affiliates on the following terms and conditions: (A) any such sublease shall be authorized by the Board of Directors of LAX Co. and the Company; (B) any such sublease shall require periodic cash rentals reflecting no less than the fair market rental value of the Ground Facilities subject thereto for the term of such sublease, as confirmed by an appraisal by a Company Appraiser; (C) the term of such sublease shall not exceed the term of the Ground Lease; (D) except to the extent otherwise required by the Ground Lease or the Facilities Lease, no rentals under such sublease may be paid more than thirty (30) days in advance nor may any advance payment in lieu of rent be made and all such sublease rentals will be paid or payable in equal periodic installments (subject to reasonable abatements, adjustments and credits customary in the then current rental market for such property; provided neither the Company nor LAX Co. receives any consideration for such abatements, adjustments and credits other than through payments of rentals thereunder and such abatements, adjustments or credits may not exceed 10% of the yearly net fair market rental for such property without the consent of the Collateral Agent); (E) the entry into such sublease and the terms of such sublease shall be permitted by the Ground Lease, the Facilities Lease and the Facilities Sublease and the terms of such sublease shall assure that such Ground Facilities are maintained in compliance with the Ground Lease, the Facilities Lease and the Facilities Sublease; and (F) such sublease shall neither reduce the obligations of the Company or LAX Co. under the Facilities Sublease or the Company Subleases (except to the extent the same are paid and performed by the sublessee) nor impair the ability of the Company or LAX Co. to perform its respective obligations thereunder or under this Pledge Agreement.

     Section 4.15.  Gate Companies.  The Company represents and covenants as
                    --------------
follows:

     (a) Each of the Gate Companies is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all necessary corporate power and authority to own, lease and operate its properties, and to conduct its business. The Company agrees that it will not authorize the amendment of the Articles of Incorporation or By-laws of any Gate Company without the written consent of the Collateral Agent.

     (b) All of the shares of capital stock of each Gate Company described in
Schedule 1 hereto constituting the Pledged Stock are duly authorized and validly issued, fully paid and non-assessable. The Company is the sole legal and beneficial owner of the Pledged Stock of the Gate Companies, free and clear of all Liens or options, except for the Liens granted pursuant to this Pledge Agreement. The Company will not permit any Gate Company to issue additional shares of capital stock unless the certificates representing such shares are simultaneously delivered to the Collateral Agent and shall constitute Pledged Stock hereunder. The certificates for the Pledged Stock of the Gate Companies have been delivered to the Collateral Agent accompanied by undated stock powers duly endorsed in blank and a copy of a certificate of resolutions of the Company's Board of Directors authorizing transfer of the Pledged Stock of the Gate Companies in accordance with such stock powers.

     (c) Simultaneously with the execution and delivery of this Pledge Agreement, the Company shall deliver to the Collateral Agent the following, in form and substance reasonably satisfactory to the Collateral Agent:

          (i) a Secretary's Certificate, dated the date hereof, certifying that copies of each Gate Company's Certificate of Incorporation and By-Laws attached thereto are true and complete and in full force and effect, without amendment, and that the Gate Leases, in the form attached thereto, are true and complete and in full force and effect, with no event of default existing thereunder; and

          (ii) an Officers' Certificate dated the date hereof certifying that the Gate Leases, constitute the legal, valid and binding obligations of the applicable Gate Company, enforceable in accordance with their respective terms (subject to any applicable bankruptcy, reorganization, moratorium or other laws or principles of equity relating to the Company affecting the enforcement of creditor rights generally), and that each Gate Company has not theretofore sold, assigned, transferred or otherwise disposed of any right, title or interest in, to or under any Gate Lease or any Gate Sublease.

     (d) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall be entitled to receive, and the Company shall deliver, or shall require each Gate Company to deliver (properly endorsed where required hereby or requested by the Collateral Agent), to the Collateral Agent:

          (i) all dividends, distributions, interest and other cash payments in respect of the Pledged Stock of the Gate Companies, all of which shall be held by the Collateral Agent as additional Collateral; and

          (ii) promptly upon request of the Collateral Agent from time to time, such proxies and other documents as may be necessary to allow the Collateral Agent to exercise the voting power with respect to any or all shares of Pledged Stock of the Gate Companies;

provided, however, that unless an Event of Default occurs and is continuing, the
--------  -------
Company shall be entitled: (A) to exercise in its reasonable judgment, the voting power and all other incidental rights of ownership with respect to any shares of Pledged Stock of the Gate Companies (subject to the Company's obligation to deliver to the Collateral Agent such Pledged Stock of the Gate Companies hereunder and to the other provisions of this Pledge Agreement and the rights to the Collateral Agent hereunder), provided, further, however, that no vote shall be cast, or consent, waiver or ratification given, or action taken by the Company that would impair any of the Gate Companies' rights or the Company's rights under the Gate Leases or be inconsistent with or violate any provision of this Pledge Agreement or any Inducement Agreements, and (B) to the prompt receipt of all dividends and other distributions with respect to the Pledged Stock of the Gate Companies.

     (e) Previously, the Company assigned to the Gate Companies all of its rights under the Gate Leases pursuant to several Assumption and Assignment Agreements and subleased the Gate Facilities back from the Gate Companies pursuant to several subleases (the "Gate Subleases"). The Company shall and shall cause each Gate Company to send to the Collateral Agent copies of all notices of default received or sent by it in respect of defaults and events of default under the Gate Leases and the Collateral Agent shall have the right to cure any such default or event of default, but shall be under no obligation to do so. The Company will, or will cause each Gate Company to, or the Company and the Gate Companies together will, (i) keep the Gate Leases and the Gate Subleases in effect (except that, with respect to any Gate Lease other than a Specified Gate Lease or any Gate Sublease other than one relating to a Specified Gate Lease, so long as no Event of Default shall have occurred and be continuing and in the Ordinary Course Of Business, the Company and/or the relevant Gate Company may fail to do so), (ii) not amend, modify or terminate any Gate Lease or Gate Sublease in any manner having a material adverse effect on their value and benefit to the Gate Companies or that is otherwise materially adverse to the interests of the holders of the Securities, so long as any Securities remain outstanding (except that, with respect to any Gate Lease other than a Specified Gate Lease or any Gate Sublease other than one relating to a Specified Gate Lease, so long as no Event of Default shall have occurred and be continuing and in the Ordinary Course Of Business, the Company and/or the relevant Gate Company may amend, modifiy or terminate said Gate Lease or Gate Sublease), and (iii) comply with all of its obligations under the Gate Leases and the Gate Subleases (provided that nothing in this Section 4.1(e) (x) limits the right of the Company to transfer or sublease any Gate Lease to the extent permitted by
Section 4.15(i) or (y) limits the rights of the Collateral Agent pursuant to, or the exercise by any Gate Company of its rights to terminate any Gate Sublease pursuant to any such exercise of rights by the Collateral Agent pursuant to,
Section 6.1 hereof).

     (f) Other than pursuant to this Pledge Agreement or, to the extent incurred to date, under the Gate Leases, the Company will not permit any Gate Company to incur, and each Gate Company will not incur, (i) any indebtedness for borrowed money except in the Ordinary Course Of Business for leasehold improvements or facility expansions, and refinancings thereof (in each case for facilities leased to such Gate Company under its Gate Lease), provided, however, that any such additional indebtedness shall not exceed the fair market value of improvements to the property of the Gate Company financed thereby, or (ii) any Liens on any of the assets of such Gate Company, other than to secure the Obligations, or the indebtedness authorized to be incurred under the provisions of this section and other than Liens which if such assets were Ground Equipment, would be Permitted Liens other than Senior Security Interests. The Company shall cause each Gate Company to, and each Gate Company shall, maintain and retain sufficient funds to satisfy any ordinary course obligations which are not payable by the Company under the Gate Subleases, or by other subleases and sufficient proceeds of insurance awards and condemnation awards to repair, rebuild or restore the Property subject to the Gate Leases to its condition prior to any casualty or condemnation as required thereunder to prevent any termination thereof.

     (g) The Company will not authorize the filing of a petition in bankruptcy or reorganization under any Bankruptcy Law for or against any Gate Company nor will the Company permit any Gate Company to enter into any assignment for the benefit of creditors or receivership of all or a part of its assets.

     (h) No Gate Company will own assets other than the rights under the Gate Leases and Gate Subleases with respect thereto, and assets incidental thereto and will conduct no operations, enter into no contracts and incur no consensual obligations other than directly relating thereto or as otherwise permitted hereunder.

     (i) The Company will not permit the Gate Companies to (i) declare or make any dividends other than (so long as no Event of Default shall have occurred and be continuing) cash dividends, or (ii) to transfer or encumber any of their assets, except as provided in Section 4.14(f), provided, however, that, so long
                                               --------  -------
as no Event of Default shall have occurred or be continuing, each Gate Company
(1) may transfer any of their assets (other than the Specified Gate Leases) in the Ordinary Course Of Business to entities which are not Affiliates, and (2) may enter into subleases of all or a part of the Gate Facilities in the Ordinary Course Of Business to entities which are not Affiliates provided, that any such
                                                        --------
subleases with respect to any of the Specified Gate Leases also must meet the following terms and conditions: (A) any such sublease shall be authorized by the Board of Directors of the applicable Gate Company and the Company; (B) such sublease shall not materially impair the ability of the Company or the applicable Gate Company to perform its respective obligations thereunder or under this Pledge Agreement; (C) any such sublease shall require periodic cash rentals reflecting no less than the fair market rental value of the Gate Facilities subject thereto for the term of such sublease, as confirmed by an appraisal by a Company Appraiser; (D) the term of such sublease shall not exceed the term of the Gate Lease; (E) except to the extent otherwise required by the Gate Lease, no rentals under such sublease may be paid more than thirty (30) days in advance nor may any advance payment in lieu of rent be made and all such sublease rentals will be paid or payable in equal periodic installments (subject to reasonable abatements, adjustments and credits customary in the then current rental market for such property; provided neither the Company nor the applicable Gate Company receives any consideration for such abatements, adjustments and credits other than through payments of rentals thereunder and such abatements, adjustments or credits may not exceed 10% of the yearly net fair market rental for such property without the consent of the Collateral Agent); (F) the entry into such sublease and the terms of such sublease shall be permitted by the relevant Gate Lease and the terms of such sublease shall assure that such Gate Facilities are maintained in compliance with the applicable Gate Lease; and (G) such sublease shall neither reduce the obligations of the Company or the applicable Gate Company under the applicable Gate Sublease (except to the extent the same are paid and performed by the sublessee) nor impair the ability of the Company or the applicable Gate Company to perform its respective obligations thereunder or under this Pledge Agreement.

                             ARTICLE 5.  INSURANCE

          Section 5.1.  Insurance to Be Carried.
                        -----------------------

          (a) The Company will at all times carry and maintain, at its own expense, with responsible insurers valid and collectible insurance (subject to deductibles and self-insurance consistent with the Company's current practices as of the date hereof) on the Ground Equipment.

     All insurance required hereunder shall be of such type as is customarily carried by corporations engaged in the same or a similar business, similarly situated with the Company, and owning and operating similar Property and shall be placed with responsible insurance companies, underwriters or funds.

     (b)  Without limiting anything set forth in this Article 5:

          (i) all liability policies shall: (A) be primary without right of contribution from any other insurance carried by the Collateral Agent, and (B) name the Collateral Agent as additional insured under a standard mortgagee clause, provided that the inclusion of more than one insured shall not operate to increase the insurer's limit of liability or to avoid the coverage of an insured as respects claims against said insured by the other insured or the employees of such other insured; and

          (ii) all policies (other than liability policies) required hereunder covering loss or damage to any Collateral shall name the Collateral Agent as loss payee under a standard mortgagee clause and shall provide that proceeds payable under such policies shall be paid exclusively to the Collateral Agent as loss payee.

     Section 5.2.   Alteration of Insurance.  All policies (other than war-risk
                    -----------------------
policies) required by Section 5.1 hereof shall provide for not less than thirty
(30) days' prior written notice to the Collateral Agent before any material alteration which adversely affects the interests of the Collateral Agent, or cancellation of the insurance evidenced thereby, shall be effective as to the Collateral Agent, or if it is not commercially possible at the time to obtain the notice specified above, shall provide for as long a period of prior notice as shall then be commercially possible to obtain (it being understood that in the case of cancellation for non-payment of premium, ten (10) days prior notice is the longest notice commercially possible to obtain on the date hereof).

     Section 5.3.   Additional Insurance.  Nothing contained herein shall
                    --------------------
prevent the Company from carrying additional insurance in excess of that required hereunder in respect of any Collateral at its own expense.

     Section 5.4.   Insurance Certificates.  On or prior to the date of this
                    ----------------------
Pledge Agreement and annually on or before the anniversary date of such insurance policy, the Company will furnish to the Collateral Agent a certificate from the Company's independent insurance broker describing in reasonable detail the insurance then carried and maintained on the Collateral.

     Section 5.5.   Proceeds of Insurance.
                    ---------------------

     (a) So long as no Event of Default has occurred and is continuing, all proceeds of insurance required hereby which are received by the Collateral Agent or the Company as the result of the occurrence of an Event of Loss with respect to any Collateral shall be immediately paid over to or retained by the Company, provided that the Company has fully complied with the terms of Section 4.4 and has made all payments then due and required to be made by the Company under the Indenture, and otherwise shall be paid over to or retained by the Collateral Agent to be held as Temporary Cash Collateral or, if the Company so notifies the Collateral Agent at any time, Cash Collateral hereunder.

     (b) So long as no Event of Default has occurred and is continuing, all proceeds of insurance required hereby which are received by the Collateral Agent or the Company as the result of any property damage or loss to any Collateral not constituting an Event of Loss will be immediately applied in payment for repair (whether such payment be for repair or partial repair already made or for advance payments or deposits requested by the person mailing such repair) or replacement in accordance with the terms of Section 4.3, if not already paid for by the Company, or, if already paid for by the Company, will be immediately applied to reimburse the Company for such payment, and any balance remaining after such application or payment shall be immediately paid over to or retained by the Company.

     (c) All proceeds of insurance required hereby which are received by the Collateral Agent or the Company as a result of any property damage or loss to ground equipment, or other Property, not constituting Ground Equipment or other Collateral shall be immediately paid over to or retained by the Company.

     (d) All proceeds of insurance received by the Collateral Agent hereunder and not then required to be paid over to the Company shall be held by the Collateral Agent as Temporary Cash Collateral hereunder or, if the Company so notifies the Collateral Agent at any time, Cash Collateral.


                              ARTICLE 6.  REMEDIES

     Section 6.1.   Remedies.  In case of the happening and during the
                    --------
continuance of any Event of Default (as applied to the Non-Slot Collateral) and upon the acceleration of the obligations of the Company under the Securities and the Indenture (as applied to the Slot Collateral) and so long as such Event of Default shall not have been cured or waived and/or such acceleration shall not have been rescinded, as the case may be, the Collateral Agent may transfer to or register in its name (or any of its nominees) as Collateral Agent the Beneficial Interest Certificate and any Pledged Stock and may take possession of the Collateral or any part or the whole of any type of the Collateral, and may by its agents enter upon the premises of the Company or of any sublessee where any part or the whole of such type of the Collateral may be and take possession of any part or the whole of such type of the Collateral and withdraw the same from said premises, retaining all payments which up to that time may have been made on account of such type of the Collateral and otherwise, and shall be entitled to collect, receive and retain all unpaid charges of any kind earned by such type of the Collateral or any part thereof, and may lease such portion of the Collateral or any part thereof, or with or without retaking possession thereof sell the same or any part thereof, free from any and all claims of the Company at law or in equity, in one lot and as an entirety or in separate lots, insofar as may be necessary to perform and fulfill the Obligations, at public or private sale with or without advertisement, for cash or upon credit, in its discretion, and may proceed otherwise to enforce its rights and the rights of the Holders of Securities in the manner herein provided. Upon any such sale, the Collateral Agent itself may bid for the Property offered for sale or any part thereof. Any such sale may be held or conducted at such place and at such time as the Collateral Agent may specify, or as may be required by law, and without gathering at the place of sale the Collateral to be sold, and in general in such manner as the Collateral Agent may determine, but so that the Company may and shall have a reasonable opportunity to bid at any such sale. Subject to the second paragraph of Section 6.2 hereof and to Section 6.3 hereof, upon such taking possession or withdrawal or lease or sale of part or the whole of such type of the Collateral, the Company shall cease to have any rights or remedies in respect of such type of the Collateral hereunder, but all such rights and remedies shall be deemed thenceforth to have been waived and surrendered by the Company, and no payments theretofore made by the Company for the rent or use of such type of the Collateral shall, in case of the happening of any Event of Default and such taking possession, withdrawal, lease or sale by the Collateral Agent, give to the Company any legal or equitable interest or title in or to such type of the Collateral or any part of it or any cause or right of action at law or in equity in respect of such type of the Collateral against the Collateral Agent or the Holders of Securities. No such taking possession, withdrawal, lease or sale of such type of the Collateral by the Collateral Agent and no omission of or delay in taking any such action shall be a bar to the recovery by the Collateral Agent from the Company of the Obligations and the Collateral Agent may sue for and collect, and the Company shall be and remain liable for, the Obligations until such sums shall have been realized as, with the proceeds of the lease or sale of such portion of the Collateral, if any, shall be sufficient for the discharge of all of the Obligations whether or not they shall have then matured. The Company hereby expressly waives any and all claims against the Collateral Agent and its agent or agents for damages of whatever nature in connection with any retaking of Collateral in any commercially reasonable manner.

     Upon any sale of the Collateral pursuant to this Section 6.1, whether made under the power of sale hereby given or pursuant to judicial proceedings, to the extent permitted by law:

     A. the principal of and accrued interest on all Outstanding Securities, if not previously due, shall at once become and be immediately due and payable;

     B. the Collateral Agent may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold; and

     C. the Collateral Agent is hereby irrevocably appointed the true and lawful attorney of the Company, in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold; and for that purpose it may execute all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more persons, firms or corporations with like power, the Company hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof; but if so requested by the Trustee or by any purchaser, the Company shall ratify and confirm any such sale or transfer by executing and delivering to the Trustee or to such purchaser or purchasers all proper deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request.

     In the case of the happening and during the continuance of any Event of Default, the Collateral Agent (or its nominees) shall be entitled to exercise any and all voting and consensual rights and powers relating or pertaining to the Pledged Stock or any part thereof.

     Section 6.2.   Application of Proceeds.  If, in the case of the happening
                    -----------------------
of any Event of Default or acceleration, the Collateral Agent shall exercise any of the powers conferred upon it by Section 6.1 hereof, all payments made by the Company to the Collateral Agent hereunder after such Event of Default, and the proceeds of any judgment collected by the Collateral Agent hereunder, and (subject to the rights of the holders of any Senior Security Interests therein) the proceeds of every sale or lease by the Collateral Agent hereunder of any part or the whole of the Collateral, together with any other sums which may then be held by the Collateral Agent under any of the provisions hereof, shall be applied by the Collateral Agent in the manner set forth in Section 6.10 of the Indenture.

     After all such payments shall have been made in full, the title to any part or the whole of the Collateral remaining unsold shall be conveyed by the Collateral Agent to the Company or its named designee free from any further liabilities or obligations to the Collateral Agent hereunder. If after applying all such sums of money realized by the Collateral Agent as aforesaid there shall remain any amount due to the Collateral Agent under the provisions hereof, the Company agrees to pay the amount of such deficit to the Collateral Agent.

     Section 6.3.   Obligations of Company Not Affected by Remedies.  No
                    -----------------------------------------------
retaking of possession of part or the whole of the Collateral by the Collateral Agent, nor any withdrawal, lease or sale thereof, nor any action or failure or omission to act against the Company or in respect of the Collateral, on the part of the Collateral Agent or on the part of the Holder of any Securities, nor any delay or indulgence granted to the Company by the Collateral Agent or by any such Holder, shall affect the obligations of the Company hereunder. The Collateral Agent may at any time upon notice in writing to the Company, apply to any court of competent jurisdiction for instructions as to the application and distribution of the property held by it.

     Section 6.4.   Remedies Cumulative and Subject to Applicable Law.  No
                    -------------------------------------------------
right, power or remedy herein conferred upon or reserved to the Collateral Agent, the Indenture Trustee and the Slot Trustee and/or the Holders of the Securities is intended to be exclusive of any other right, power or remedy conferred upon or reserved to any one or more of them and every right, power and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right, power and remedy given hereunder or under the Indenture or the other Operative Documents or now or hereafter existing at law or in equity or otherwise (including without limitation under the Uniform Commercial Code as in effect in any applicable jurisdiction) and may be exercised from time to time and as often and in such order as may be deemed expedient by the Collateral Agent, the Indenture Trustee, the Slot Trustee and/or the Holders of the Securities. The exercise by any of them of any right, power or remedy shall not be construed as a waiver of the right of any of them to exercise at the same time or thereafter any other right, power or remedy, nor as an election precluding exercise at the same time or thereafter of any alternative right, power or remedy. The exercise of any right, power or remedy shall be subject to applicable law.

     Section 6.5.   Subordination to Senior Security Interests.  Notwithstanding
                    ------------------------------------------
any provisions of this Article 6, or any other Section of this Pledge Agreement or any other Operative Document to the contrary, the lien and the security interest granted hereby upon any Collateral which secures the payment of any Senior Obligations shall be subject and subordinate to the respective Senior Security Interests having a Lien therein, and neither the Collateral Agent nor any of the Holders of the Securities shall be entitled to foreclose upon, take possession of or terminate the Company's interest in respect of such Collateral, or apply such Collateral or any portion thereof, including any Proceeds of any sale or other remedy hereunder, to the payment of any principal or interest on the Obligations, unless the Senior Obligations which are secured by such Collateral are paid in full. The foregoing shall in no way limit or restrict the right of the Collateral Agent or the Holders to accelerate the indebtedness of the Company under the Securities and to take any and all actions which they determine to be necessary or appropriate to collect such indebtedness from assets and properties of the Company, other than the Collateral then subject to such Senior Security Interests, and to protect and preserve the Lien granted hereby in and to such Collateral and the Proceeds thereof as a junior and subordinate lien and security interest subject only to the respective prior Liens of the Senior Security Interests on the Collateral securing payment of the respective Senior Obligations, and to exercise any and all rights and remedies against and seek to collect such indebtedness from any such Collateral (subject to all other provisions of the Indenture and Operative Documents) after the Senior Obligations secured thereby are paid in full.

     The Collateral Agent shall not be deemed to have consented to any release, substitution, sale, revocation, condemnation, seizure, alteration, modification, amendment, suspension or other disposition of the Collateral securing such Senior Obligations unless the Collateral Agent shall have received a certificate from the Company to the effect that the Company has complied with all applicable provisions of the Operative Documents in connection therewith. The Collateral Agent shall not be entitled to foreclose upon, take possession of or terminate the

Company's interest in any Collateral subject to a Senior Security Interest. At such time as any Senior Obligation is paid in full, and such holder of a Senior Security Interest releases its security interest and Lien on any such Collateral (subject to all other provisions of the Indenture and Operative Documents): the Lien granted hereby to the Collateral Agent shall automatically become a first priority Lien, subject only to the other Permitted Liens, upon the released Collateral; the Collateral Agent, as secured party hereunder, is and automatically shall be entitled to all consent and approval rights of the releasing holder of the Senior Security Interest granted in and afforded by the provisions of the appropriate Senior Security Agreement regarding the substitution, sale, release, revocation, condemnation, seizure, alteration, modification, amendment, suspension or other disposition of the Collateral released by the holder of such Senior Security Interest; and the Company shall take prompt action under Sections 4.01 and 4.06 to confirm, preserve or effectuate the rights provided by this Section.

     Section 6.6.   Senior Security Interests.  The Company acknowledges and
                    -------------------------
agrees that Sections 4.13 and 6.5 and all other provisions hereof and of the Indenture and other Operative Documents relating to Senior Obligations, Qualified Senior Financing Agreements, Senior Security Interests and Senior Security Agreements (the "Senior Security Provisions") are included herein and therein as a convenience in the event that the Required Holders consent to a Senior Security Interest, and that until and unless and to the extent the Required Holders so consent, the Senior Security Provisions shall have no effect. The Company shall not enter into any Senior Security Agreement, or create or permit to be created any Senior Security Interest, without the prior written consent of the Required Holders, which consent may be withheld by the Required Holders in their sole and absolute discretion. In soliciting the consent of the Required Holders to the creation of a Senior Security Interest, the Company will make fair and adequate disclosure to the Holders of the Senior Security Provisions.


                            ARTICLE 7.  TERMINATION

     Section 7.1.   Termination.  The Company agrees that this is a continuing
                    -----------
agreement and shall remain in full force and effect until the earlier of (i) the Company pays in full and performs all of its Obligations hereunder and under the Securities, and (ii) (x) the occurrence of the Indenture Discharge Date and (y) the payment of all Obligations then due and payable, at which time the Collateral Agent shall have no further interest in and to the Collateral or the Slot Trust Assets, and will at the Company's expense release all of the Collateral Agent's interest in and to the Collateral and the Slot Trust Assets, including any cash and/or Investment Securities held in accordance with the terms of this Pledge Agreement and/or the Master Sub-License Agreement.

                         ARTICLE 8.  COLLATERAL AGENT

     Section 8.1.   Duties of Collateral Agent.
                    --------------------------

     The Collateral Agent has been appointed as Collateral Agent hereunder. The Collateral Agent shall be obligated, and shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release of Collateral or the substitution of Permitted Substitutes) solely in accordance with this Pledge Agreement and the Indenture. The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided for a successor Trustee in the Indenture. Upon the acceptance of any appointment as a Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Pledge Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Pledge Agreement. After any retiring Collateral Agent's resignation, the provisions of this Pledge Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Pledge Agreement while it was Collateral Agent. The Collateral Agent agrees to and shall have the benefit of all provisions of the Indenture and the Operative Documents stated therein to be applicable to the Collateral Agent.

                           ARTICLE 9.  MISCELLANEOUS

     Section 9.1.   Benefits of Agreement Restricted.  Subject to the provisions
                    --------------------------------
of Section 9.10 hereof, nothing in this Pledge Agreement or the Securities, express or implied, shall give or be construed to give to any Person, other than the parties hereto and the Holders of the Securities, any legal or equitable right, remedy or claim under or in respect of this Pledge Agreement or under any covenant, condition or provision herein contained, all such covenants, conditions and provisions, subject to Section 9.10 hereof, being for the sole benefit of the parties hereto and the Holders of the Securities.

     Section 9.2.   Funds May Be Held by the Collateral Agent; Investments in
                    ---------------------------------------------------------
Investment Securities.
---------------------

     (a)  (i)    Subject to the provisions of Section 9.2(b), any money at any time paid to or held by the Collateral Agent hereunder until paid out by the Collateral Agent as herein provided may be carried by the Collateral Agent on deposit with itself, or on deposit or invested with one or more banks or investment banking or brokerage institutions acting on its behalf, and the Collateral Agent shall not have any liability for interest upon any such money except as otherwise agreed with the Company.

          (ii) At any time and from time to time, if no Event of Default shall have occurred and be continuing and subject to Section 9.2(b), the Collateral Agent shall invest and reinvest any funds held by it in Investment Securities to be held by the Collateral Agent in trust for the benefit of the Holders of the Securities. Any such investments may be made by the Collateral Agent through its own bond or investment department, or through one or more banks or investment banking or brokerage institutions acting on its behalf.

          (iii) Funds held in trust for the benefit of the Holders of the Securities by the Collateral Agent on deposit with itself or elsewhere, Investment Securities held in trust for the benefit of the Holders of the Securities, funds and/or Investment Securities held for the Company by the Collateral Agent, and funds or Investment Securities held under Section 9.2(b) shall each be held in distinct, identifiable accounts, and no other funds or investments of any nature or from any source whatsoever may be held in such accounts.

          (iv) The Collateral Agent shall sell any Investment Securities held by it and retain the proceeds of such a sale as Collateral hereunder.

          (v) The Collateral Agent shall retain, for the benefit of the Holders of the Securities, (a) any interest earned on deposits carried pursuant to the first paragraph of this Section 9.2(a), and (b) any interest (other than accrued interest paid for at the time of purchase of an investment) or other profit which may accrue upon, or be realized from any sale or redemption of, Investment Securities.

     (b) Notwithstanding the foregoing and so long as no Event of Default shall have occurred and be continuing, any funds or Investment Securities held by the Collateral Agent as Temporary Cash Collateral shall be held for the benefit of the Holders of the Securities and shall be invested and reinvested by the Collateral Agent in Investment Securities as specified in a Request. Any such investments may be made by the Collateral Agent through its own bond or investment department, or through one or more banks or investment banking or brokerage institutions acting on its behalf if specified in such Request. No later than six (6) months after the Event of Loss or proposed release occasioning the deposit with the Collateral Agent of such Temporary Cash Collateral, if no Event of Default shall have occurred and be continuing and upon satisfaction by the Company of the applicable Substitution Requirements, the Collateral Agent shall return to the Company Temporary Cash Collateral in an amount equal to the entire amount of the related deposit, plus or minus any net earnings or loss thereon during the time it was held as Temporary Cash Collateral, or, if the Appraised Value of the Ground Equipment or Slots being substituted for such Temporary Cash Collateral (determined under paragraph
(f)(ii) of the Substitution Requirements) is less than the Appraised Value of the Ground Equipment, Acquired Slots or Pledged Stock on account of whose loss, sale or deemed sale such Temporary Cash Collateral was furnished (determined under paragraph (a)(ii)(C), (b)(ii) or (f)(ii) of the Substitution Requirements), in an amount equal to such portion of such deposit, plus or minus such net earnings or loss, as is allocable to such lesser Appraised Value. If an Event of Default shall have occurred and be continuing or six (6) months shall have elapsed since the date of such Event of Loss or release, such Temporary Cash Collateral shall cease to be such and shall be held by the Collateral Agent for the benefit of the Holders of the Securities under Section 9.2(a).

     (c) All Investment Securities shall be issued in the name of the Collateral Agent and held by it, or, if not so held, the Collateral Agent shall be reflected as the owner of, or secured party in respect of, such Investment Securities in the register of the issuer of such Investment Securities. In no event shall the Collateral Agent invest in, or hold, Investment Securities in a manner which would cause the Collateral Agent not to have a Lien on, and first priority perfected security interest in, such Investment Securities under the applicable provisions of the Uniform Commercial Code in effect where the Collateral Agent holds such Investment Securities, or if not held by it, in effect where the registrar is located, or other applicable law then in effect, and in no event shall the Collateral Agent hold cash other than in a manner which would cause the Collateral Agent to have a Lien on, and first priority perfected security interest in, such cash.

     (d) The Collateral Agent shall deliver to the Company within five (5) Business Days after December 31 of each year a statement which sets forth the amount of cash and/or Investment Securities held by the Collateral Agent and, with respect to Investment Securities, a schedule identifying each Investment Security and the face or principal amount thereof.

     (e) If the Company elects to repurchase the Securities, the Collateral Agent shall release the Temporary Cash Collateral and Cash Collateral and cooperate with the Company and the Indenture Trustee in connection with applications of Temporary Cash Collateral and Cash Collateral to the purchase of Securities in accordance with, and to the extent permitted by, the provisions of
Section 3.2 of the Indenture.

     Section 9.3.   Certificates and Opinions of Counsel; Statements to Be
                    ------------------------------------------------------
Contained Therein; Bases Therefor.  Subject to the next sentence, upon any
---------------------------------
application or Request by the Company to the Collateral Agent to take any action under any of the provisions of this Pledge Agreement, the Company shall furnish to the Collateral Agent an Officers' Certificate and an Opinion of Counsel in compliance with, but only if required by Sections 11.4 and/or 11.5 of the Indenture.

     Section 9.4.   Appraiser's Certificate.  Unless otherwise specifically
                    -----------------------
provided, an Independent Appraiser's Certificate shall be sufficient evidence of the Appraised Value and Fair Market Value to the Company of any Property under this Pledge Agreement.

     Section 9.5.   Notices; Waivers.  Any request, demand, authorization,
                    ----------------
direction, notice, consent, waiver or other document provided or permitted by this Pledge Agreement to be made upon, given or furnished to, or filed with

     (a) the Collateral Agent, by any Holder or by the Company shall be sufficient for every purpose hereunder if in writing and made, given, furnished or filed by personal delivery or registered or certified mail to or with the Collateral Agent at First Security Bank, N.A., Corporate Trust Services, 79 South Main Street, Salt Lake City, Utah 84111.

     (b) the Company, by any Holder or by the Collateral Agent shall be sufficient for every purpose hereunder if in writing and made, given, furnished or filed by personal delivery or mailed, first class postage prepaid, to the Company at One City Centre, 515 N. 6th Street, St. Louis, Missouri 63101,
Attention:  Richard P. Magurno, Senior Vice President and General Counsel,

or to any of the above parties at any other address subsequently furnished in writing by it to each of the other parties listed above. An affidavit by any person representing or acting on behalf of the Company or the Collateral Agent as to such mailing, having any registry receipt required by this Section attached, shall be conclusive evidence of the giving of such demand, notice or communication.

     Where this Pledge Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Collateral Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     Section 9.6.   Amendments, Etc.
                    ---------------

     (a)  Except as provided in Section 9.6(b) hereof and subject to Section
4.11 and Article 9 of the Indenture, this Pledge Agreement may be amended by the Company and the Collateral Agent only with the affirmative vote of the Required Holders.

     (b) The Company and the Collateral Agent may also amend this Pledge Agreement without the vote of the Holders of the Securities if such parties each deem it necessary to cure any ambiguity, defect or inconsistency or conform this Pledge Agreement to the requirements of applicable Federal or State laws or regulations; provided that such amendment or amendments do not have a material adverse effect on the interests of the Holders.

     Section 9.7.   No Waiver; Remedies.
                    -------------------

     (a) No failure on the part of the Collateral Agent to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law or the Indenture, the Securities or any of the other Operative Documents.

     (b) Failure by the Collateral Agent at any time or times hereafter to require strict performance by the Company or any other Person of any of the provisions, warranties, terms or conditions contained herein or in any of the Indenture, the Securities or any other Operative Documents now or at any time or times hereafter executed by the Company or any such other Person and delivered to the Collateral Agent shall not waive, affect or diminish any right of the

Collateral Agent at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of the Collateral Agent or any agent, officer or employee of the Collateral Agent.

     Section 9.8.   Conflict with Trust Indenture Act of 1939.  If and to the
                    -----------------------------------------
extent that any provision of this Pledge Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive of the TIA, such imposed duties shall control.

     Section 9.9.   Holidays.  In the event that any date for the payment of any
                    --------
amount due hereunder shall not be a Business Day, then (notwithstanding any other provision of this Pledge Agreement) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall accrue for the period from such due date to and including the next succeeding Business Day.

     Section 9.10.  Successors and Assigns.  This Pledge Agreement and all
                    ----------------------
obligations of the Company hereunder shall be binding upon the successors and assigns of the Company, and shall, together with the rights and remedies of the Collateral Agent hereunder, inure to the benefit of the Collateral Agent, the Indenture Trustee, the Holders, and their respective successors and assigns.

     Section 9.11.  Governing Law.  The laws of the State of New York shall
                    -------------
govern this Pledge Agreement without regard to principles of conflict of laws.

     Section 9.12.  Indemnification.  The Company agrees to pay, and to save the
                    ---------------
Indenture Trustee and the Collateral Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

     Section 9.13.  Effect of Headings.  The Article and Section headings and
                    ------------------
the Table of Contents contained in this Pledge Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Pledge Agreement.

     Section 9.14.  No Adverse Interpretation of Other Agreement.  This Pledge
                    --------------------------------------------
Agreement may not be used to interpret any agreement of the Company or any of its Subsidiaries which is unrelated to the Indenture, the Securities or the Operative Documents. Any such agreement may not be used to interpret this Pledge Agreement.

     Section 9.15.  No Recourse Against Others.  A director, officer, employee
                    --------------------------
or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Pledge Agreement or for any claim based on, in respect of or by reason of such obligations or their creation.

     Section 9.16.  Duplicate Originals.  The parties may sign any number of
                    -------------------
copies of this Pledge Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

     Section 9.17.  Severability.  In case any provision in this Pledge
                    ------------
Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against the Collateral Agent.

     IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed, all as of the date first above written.

                              TRANS WORLD AIRLINES, INC.



                              By:   ______________________________
                              Name:
                              Title:


Agreed and accepted as of the date first written above:

FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Collateral Agent


By: _____________________________________
Name:
Title:

                                   EXHIBIT A

                     FORM OF SUPPLEMENTAL PLEDGE AGREEMENT
                              (To Add Collateral)
                    SUPPLEMENTAL PLEDGE AGREEMENT No. ____


     SUPPLEMENTAL PLEDGE AGREEMENT NO. ___, dated as of _____________ between TRANS WORLD AIRLINES, INC., a Delaware corporation (together with its successors and assigns, the "Company"), having an office at One City Centre, 515 N. 6th Street, St. Louis, Missouri 63101, and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, as Collateral Agent under the Pledge Agreement described below, having its principal office at 79 South Main Street, Salt Lake City, Utah 84111, (together with its successors in trust, the "Collateral Agent").

     WHEREAS, the Company has heretofore executed and delivered to the Collateral Agent a Pledge and Security Agreement, dated as of March 31, 1997 (the "Pledge Agreement"), covering the property of the Company therein described, to secure (subject to the provisions of the Pledge Agreement and the Indenture) the due and punctual payment and performance of the Obligations (as defined in the Pledge Agreement) outstanding from time to time;

[    WHEREAS, the Pledge Agreement (and any Supplemental Pledge Agreements) has
(have) been duly recorded with the Federal Aviation Administration at Oklahoma City, Oklahoma, pursuant to the Federal Aviation Act of 1958, as amended, on the following date as a document or conveyance bearing the following number:

                                      DOCUMENT OR
     DATE OF RECORDING                CONVEYANCE NO.

Pledge Agreement......]

     WHEREAS, the Company, as provided in the Pledge Agreement, is hereby executing and delivering or heretofore has executed and delivered, to the Collateral Agent one or more Supplemental Pledge Agreements for the purposes of specifically subjecting to the Lien of the Pledge Agreement certain property herein described. (Recite any other filing or recording data.)

     WHEREAS, the Company is the legal and beneficial owner of the property specifically described in Schedule I annexed hereto (and located at the (Designated Location) (location) described in Schedule I annexed hereto), free and clear of all mortgages, security interests, pledges, liens, claims, charges and encumbrances of every kind whatsoever, except only Permitted Liens (as defined in the Definitions Appendix referred to in the Pledge Agreement) and desires to execute and deliver this Supplemental Pledge Agreement for the purpose of specifically subjecting said property to the Lien of the Pledge Agreement;

     WHEREAS, all things necessary to make this Supplemental Pledge Agreement the valid, binding and legal obligation of the Company, including all proper corporate action on the part of the Company, have been done and performed and have happened;

     NOW, THEREFORE, THIS SUPPLEMENTAL PLEDGE AGREEMENT WITNESSETH, that, to secure (subject to the provisions of the Pledge Agreement) the due and punctual payment and performance of the Obligations (as defined therein), the Company does hereby transfer, grant, bargain, sell, assign, convey, mortgage, hypothecate and pledge to the Collateral Agent the property described in
Schedule I annexed hereto.

     TO HAVE AND TO HOLD all and singular the aforesaid property described in
Schedule I annexed hereto unto the Collateral Agent in trust and for the uses and purposes and subject to the terms, provisions, agreements and covenants set forth in the Pledge Agreement.

     This Supplemental Pledge Agreement shall be construed as supplemental to the Pledge Agreement and shall form a part thereof, and the Pledge Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

     This Supplemental Pledge Agreement is intended to be delivered in the State of New York and shall be governed by the laws of that State.

     This Supplemental Pledge Agreement may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Supplemental Pledge Agreement.

     IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed, all as of the date first above written.

                              TRANS WORLD AIRLINES, INC.



                              By:   ______________________________
                              Name:
                              Title:


Agreed and accepted as of the date first written above:

FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Collateral Agent


By: _____________________________________
Name:
Title:

STATE OF MISSOURI            )
                             ) ss.:
COUNTY OF __________         )


          On the ____ day of ________ 19___, before me personally came __________________,to me known, who, being by me duly sworn, did depose and say that he resides at ________________________________; that he is a
_______________ of TRANS WORLD AIRLINES, INC., the corporation described in and that executed the above instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

[NOTARIAL SEAL]

                                        _____________________________
                                        Notary Public

STATE OF ____________        )
                             ) ss:
COUNTY OF __________         )


          On the _____ day of _____________, 19__, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that she resides at ______________________________; that she is a
______________ of FIRST SECURITY BANK, NATIONAL ASSOCIATION, the national banking association described in and that executed the above instrument as Collateral Agent; and that she signed her name thereto by order of the Board of Directors of said national banking association.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


[NOTARIAL SEAL]

                                    ____________________________
                                    Notary Public

                            SCHEDULE I to EXHIBIT A

                                   EXHIBIT B

                     FORM OF SUPPLEMENTAL PLEDGE AGREEMENT
                            (To Release Collateral)
                      SUPPLEMENTAL PLEDGE AGREEMENT NO.__


          SUPPLEMENTAL PLEDGE AGREEMENT NO. ___, dated as of ___ between TRANS WORLD AIRLINES, INC., a Delaware corporation (together with its successors and assigns, the "Company"), having an office at One City Centre, 515 N. 6th Street, St. Louis, Missouri 63101, and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, as Collateral Agent under the Pledge Agreement described below, having its principal office at 79 South Main Street, Salt Lake City, Utah 84111, (together with its successors in trust, the "Collateral Agent").

          WHEREAS, the Company has heretofore executed and delivered to the Collateral Agent a Pledge and Security Agreement, dated as of March 31, 1997 (the "Pledge Agreement"), covering the property of the Company therein described, to secure (subject to the provisions of the Pledge Agreement and the Indenture) the due and punctual payment and performance of the Obligations (as defined in the Pledge Agreement) outstanding from time to time;

          [WHEREAS, the Pledge Agreement [and any Supplemental Pledge Agreements] has [have] been duly recorded with the Federal Aviation Administration at Oklahoma City, Oklahoma, pursuant to the Federal Aviation Act of 1958, as amended, on the following date as a document or conveyance bearing the following number:

                                                         DOCUMENT OR
          DATE OF RECORDING                              CONVEYANCE NO.

Pledge Agreement.....]

          WHEREAS, the Company, as provided in the Pledge Agreement, is hereby executing and delivering or heretofore has executed and delivered, to the Collateral Agent one or more Supplemental Pledge Agreements for the purposes of specifically releasing from the Lien of the Pledge Agreement certain property herein described. [Recite any other filing or recording data.]

          WHEREAS, the Company desires to execute and deliver this Supplemental Pledge Agreement for the purpose of specifically releasing said property from the Lien of the Pledge Agreement;

          WHEREAS, all things necessary to make this Supplemental Pledge Agreement the valid, binding and legal obligation of the Company, including all proper corporate action on the part of the Company, have been done and performed and have happened;

          NOW, THEREFORE, THIS SUPPLEMENTAL PLEDGE AGREEMENT WITNESSETH, that, the Collateral Agent releases from the Lien of the Pledge Agreement the property described in Schedule I annexed hereto. This Supplemental Pledge Agreement shall be construed as supplemental to the Pledge Agreement and shall form a part thereof, and the Pledge Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

          This Supplemental Pledge Agreement is intended to be delivered in the State of New York and shall be governed by the laws of that State.

          This Supplemental Pledge Agreement may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Supplemental Pledge Agreement.

          This release is made without covenant or warranty, without recourse, and without affecting the rights of the Collateral Agent to any and all Collateral other than that specifically released hereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Pledge Agreement to be duly executed, as of the date and year first above written.

                                    TRANS WORLD AIRLINES, INC.



                                    By: _____________________________
                                    Name:
                                    Title:



Agreed and accepted as of the date first written above:
FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Collateral Agent


By: _____________________________________
Name:
Title:

STATE OF MISSOURI        )
                         ) ss.:
COUNTY OF __________     )


     On the ____ day of _______________, 19___, before me personally came ___________________ to me known, who, being by me duly sworn, did depose and say that he resides at ________________________________; that he is a ______________
of TRANS WORLD AIRLINES, INC., the corporation described in and that executed the above instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


[NOTARIAL SEAL]

                                    ____________________________
                                    Notary Public


STATE OF ________        )
                         ) ss.:
COUNTY OF _________      )


     On the ____ day of ____________ 19__, before me personally came ___________________ to me known, who, being by me duly sworn, did depose and say that she resides at ________________________________________; that she is a
______________ of FIRST SECURITY BANK, NATIONAL ASSOCIATION; the national banking association described in and that executed the above instrument as Collateral Agent; and that she signed her name thereto by order of the Board of Directors of said national banking association.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


[NOTARIAL SEAL]


                                    _______________________________
                                    Notary Public

                            SCHEDULE I to EXHIBIT B

                                   SCHEDULE 1

                       GROUND EQUIPMENT AND PLEDGED STOCK

1.   Ground Equipment: At the Locations Listed on Exhibit I attached hereto.
     -----------------------------------------------------------------------
     Detailed schedule of Ground Equipment at Exhibit III.
     ----------------------------------------------------

2.   Pledged Stock of LAX Holding Co., Inc.
     --------------------------------------

     Certificate No. 1 for 100 shares of Common Stock, par value $.01

3.   Pledged Stock of TWA-LAX Gate Company, Inc.
     -------------------------------------------

     Certificate No. 1 for 100 shares of Common Stock, par value $.01

4.   Pledged Stock of TWA San Francisco Gate Company, Inc.
     -----------------------------------------------------

     Certificate No. 1 for 100 shares of Common Stock, par value $.01

5.   Pledged Stock of TWA-Omnibus Gate Company., Inc.
     ------------------------------------------------

     Certificate No. 1 for 100 shares of Common Stock, par value $.01

                                     S1-1

                                                         Exhibit I to Schedule 1
                                                         -----------------------


                           GROUND EQUIPMENT LOCATIONS
                           --------------------------


TWA LOCATION   CITY/AIRPORT            STATE             COUNTY
------------   ------------            -----             ------
503            New York                New York          New York
504            New York                New York          New York
510 BOS        Boston                  Massachusetts     Suffolk
511 BDL        Hartford                Connecticut       Hartford
518            Jamaica                 New York          Queens
519            New York                New York          New York
523            New York                New York          New York
530            New York                New York          New York
531            New York                New York          New York
535 PHL        Philadelphia            Pennsylvania      Philadelphia
538            Camden                  New Jersey        Camden
547            New York                New York          New York
549 BWI        Baltimore               Maryland          Anne Arundel
554            Syracuse                New York          Onondaga
558 DCA        D.C. (National)         Virginia          Alexandria
559            Washington, D.C.        Washington, D.C.  District of Columbia
560 IAD        D.C. (Dulles)           Virginia          Loudon

                                     S1-2

TWA LOCATION   CITY/AIRPORT            STATE             COUNTY
------------   ------------            -----             ------
569            Williamsport            Pennsylvania
575 PIT        Pittsburgh              Pennsylvania      Allegheny
579 RDU        Raleigh-Durham          North Carolina    Wake
588            Orlando                 Florida           Orange City
589 MCO        Orlando                 Florida           Orange City
590 MIA        Miami                   Florida           Dade
592 FLL        Fort Lauderdale         Florida           Broward
595 TPA        Tampa                   Florida           Hillsborough
596 JAK        Jacksonville            Florida           Duval
601 SRQ        Sarasota                Florida           Sarasota
602 PBI        West Palm Beach         Florida           Palm Beach
605 RSW        Ft. Myers               Florida           Lee
607 ORF        Norfolk                 Virginia          Norfolk
614 CLT        Charlotte               North Carolina    Mecklenburg
615 CLE        Cleveland               Ohio              Cuyahoga
620 ATL        Atlanta                 Georgia           Fulton and Clayton
624            Jackson                 Mississippi
625 CMH        Columbus                Ohio              Franklin
626            Columbus                Ohio              Franklin
631 DTN        Detroit                 Michigan          Wayne
637            Norfolk                 Virginia          Norfolk

                                     S1-3

TWA LOCATION   CITY/AIRPORT                  STATE               COUNTY
------------   ------------                  -----               ------

645 DAY        Dayton                        Ohio                Montgomery

651 CVG        Erlanger (Cincinnati)         Kentucky            Kenton

655 SDF        Louisville                    Kentucky            Jefferson

669 ORD        Chicago (O'Hare)              Illinois            Cook

670            Chicago                       Illinois            Cook

673 MKE        Milwaukee                     Wisconsin           Milwaukee

675            Peoria                        Illinois            Peoria

676 MLI        Moline                        Illinois            Rock Island

690 M.P.       Minneapolis                   Minnesota           Hennepin

701 MSY        New Orleans                   Louisiana           Orleans Parish

704            Memphis                       Tennessee

705            New Orleans                   Louisiana

707            Knoxville                     Tennessee

708            Shreveport                    Louisiana

710 IND        Indianapolis                  Indiana             Marion

721 SGF        Springfield                   Missouri            Greene

722            St. Louis                     Missouri            St. Louis City

725            St. Louis                     Missouri

729            St. Louis                     Missouri

742 OMA        Omaha                         Nebraska            Douglas

744            Kansas City                   Missouri            Platte

                                     S1-4

TWA LOCATION   CITY/AIRPORT             STATE               COUNTY
------------   ------------             -----               ------

745 CID        Cedar Rapids             Iowa                Linn

748 DSM        Des Moines               Iowa                Polk

750 MKC        Kansas City              Missouri            Platte

753            Kansas City              Missouri            Jackson

761            Houston                  Texas               Harris

765 DFW        Dallas-Ft. Worth         Texas               Dallas, Tarrant

767 HOU        Houston                  Texas               Harris

768 LIT        Little Rock              Arkansas            Pulaski

770 ICT        Wichita                  Kansas              Sedgwick

773 TUL        Tulsa                    Oklahoma            Tulsa

776 OKC        Oklahoma City            Oklahoma            Oklahoma, Cleveland

781 AUS        Austin                   Texas               Travis

782 SAT        San Antonio              Texas               Bekar

805            Ft. Carson               Colorado

806 COS        Colorado Springs         Colorado            El Paso

809            Englewood                Colorado            Arapahoe

810 DEN        Denver                   Colorado            Denver

816            Lincoln                  Nebraska            Lancaster

817 FSD        Sioux City               South Dakota        Union

825 ABQ        Albuquerque              New Mexico          Bernadillo

827            Reno                     Nevada

                                     S1-5

TWA LOCATION   CITY/AIRPORT             STATE               COUNTY
------------   ------------             -----               ------

833            Las Vegas                Nevada              Clark

837            Scottsdale               Arizona

840 PHX        Phoenix                  Arizona             Maricopa

847 LAS        Las Vegas                Nevada              Clark

849            Sacramento               California          Sacramento

854 SAN        San Diego                California          San Diego

858            Pasadena                 California          Los Angeles

859            Los Angeles              California          Los Angeles

860            Los Angeles              California

863            Woodland Hills           California          Los Angeles

867 LAX        Los Angeles              California          Los Angeles

869            Ontario                  California          San Bernardino

871            Hollywood                California          Los Angeles

872            Los Angeles              California          Los Angeles

874            Costa Mesa               California          Orange

875            Beverly Hills            California          Los Angeles

878 SJC        San Jose                 California          Santa Clara

880            Van Nuys                 California          Los Angeles

882            Los Angeles              California          Los Angeles

883            San Francisco            California          San Francisco

886            Palo Alto                California          Santa Clara

                                     S1-6

TWA LOCATION   CITY/AIRPORT             STATE               COUNTY
------------   ------------             -----               ------

889 SNA        Santa Ana                California          Orange

890 SFO        San Francisco            California          San Matco

892            San Francisco            California          San Francisco

894 PDX        Portland                 Oregon              Multnomah

895 SEA        Seattle                  Washington          King

896            San Jose                 California          San Jose

898 HNL        Honolulu                 Hawaii              Honolulu

963 SLC        Salt Lake City           Utah                Salt Lake

981

999            Airport Operations System Equipment/*/


______________________________

     /*/ [This equipment is not stored at one location. It consists of metal containers used to store passenger luggage in the aircraft and are moved daily from one location to another.]

                                     S1-7

                                   EXHIBIT II
                           LOCATION OF GROUND LEASES

Name of Gate Company                              Location of Airports
--------------------                              --------------------

TWA-San Francisco Gate Company, Inc.              San Francisco

TWA-LAX Gate Company, Inc.                        Los Angeles

TWA-Omnibus Gate Company, Inc.                    Hartford
                                                  Philadelphia
                                                  Pittsburgh
                                                  Raleigh-Durham
                                                  Orlando
                                                  Miami
                                                  Jacksonville
                                                  West Palm Beach
                                                  Norfolk
                                                  Columbus
                                                  Detroit
                                                  Dayton
                                                  Louisville
                                                  Erlanger (Cincinnati)
                                                  Milwaukee
                                                  Moline
                                                  Minneapolis
                                                  Indianapolis
                                                  Springfield
                                                  Omaha
                                                  Cedar Rapids
                                                  Houston
                                                  Little Rock
                                                  Tulsa
                                                  Austin
                                                  San Antonio
                                                  Albuquerque
                                                  Las Vegas
                                                  San Jose
                                                  Santa Ana
                                                  Portland
                                                  Salt Lake City

                                     S1-8

                                  SCHEDULE 2
                          COLLATERAL RELEASE SCHEDULE

Released Collateral                          Collateral Release Trigger
-------------------                          --------------------------
                                             (Securities Outstanding
                                             in Millions of Dollars)

1.   Pledged Stock

     a.   TWA-Omnibus Gate Company
          Inc. and LAX Holding Co., Inc.     An amount equal to (i) the sum of
                                             (x) $37,500,000, plus (y) 75% of
                                             any Securities issued pursuant to
                                             any exercise of the over-allotment
                                             option contained in the Purchase
                                             Agreement, less (ii) an amount
                                             equal to the Applied Amount

     b.   TWA San Francisco
          Gate Company, Inc.                 An amount equal to (i) the sum of
                                             (x) $25,000,000, plus (y) 50% of
                                             any Securities issued pursuant to
                                             any exercise of the over-allotment
                                             option contained in the Purchase
                                             Agreement, less (ii) an amount
                                             equal to the Applied Amount

2.   Ground Equipment                        An amount equal to (i) the sum of
                                             (x) $10,000,000, plus (y) 20% of
                                             any Securities issued pursuant to
                                             any exercise of the over-allotment
                                             option contained in the Purchase
                                             Agreement, less (ii) an amount
                                             equal to the Applied Amount

Note: Collateral referred to is as of the date of the Pledge Agreement. If additional Collateral is pledged to the Collateral Agent in satisfaction of the Substitution Requirements, such additional Collateral shall be subject to release at the same time and under the same circumstances (and only at the same time and under the same circumstances) as the Collateral for which it was substituted could have been released under this Schedule.

                                     S2-1

                                                          EXHIBIT E TO INDENTURE


                        FORM OF INTERCREDITOR AGREEMENT
                        -------------------------------



     This Intercreditor Agreement dated this ___ day of _____________, 1997, by and between (i) FIRST SECURITY BANK, NATIONAL ASSOCIATION, as trustee (the "Trustee") under the Indenture dated March 31, 1997 between Trustee and Trans World Airlines, Inc. (the "Company") pursuant to which the Company authorized the issuance of the Company's 12% Senior Secured Notes due April 1, 2002 (the "Notes") and (ii) ___________________________, as trustee (the "New Trustee")
under the Indenture dated __________ __, 1997 between the New Trustee and the Company pursuant to which the Company issued its securities consisting of _____________________________________________________________ (the "New Notes").


                                    RECITALS
                                    --------

     WHEREAS, the Note Trustee holds a first priority Lien in and against the Collateral pursuant to the Senior Note Trust Documents; and

     WHEREAS, ON ___________ __, _____ the Company granted to First Security Bank, as trustee (the "Trustee") under the Indenture dated as of ____________ __, 1997 between the Trustee and the Company pursuant to which the Company issued its Notes, a first priority lien in and against the Collateral pursuant to the Pledge and Security Agreement dated as of March 31, 1997 with respect to the Notes (the "Notes Pledge Agreement"); and

     WHEREAS, the Required Holders have consented, pursuant to the Pledge Agreement and the Indenture, that the Trustee's Lien in and to the Collateral will be subordinate to the first priority Lien in the Collateral granted to the New Trustee and that the Trustee may not take certain action with respect to the Collateral while the Lien of the New Trustee is outstanding and, in particular, as long as the prior Lien to the New Trustee in the Collateral exists, the Trustee is not to have any ability to foreclose upon or otherwise exercise any rights with respect to such Collateral; and

     WHEREAS, it is the further intention of the parties that the New Trustee shall be able to dispose of any or all Collateral in accordance with its rights under the New Trust Documents and in accordance with law, but that the Trustee shall retain its legal rights with respect to any such disposition;

     NOW, THEREFORE, the parties hereto agree as follows:

                            SECTION 1.  DEFINITIONS
                                        -----------

     In addition to the terms defined above:

     1.1 "Collateral" shall mean the Ground Equipment, Slots, Pledged Stock and other collateral more fully described in Schedule A of this Agreement.

     1.2 "Company" shall mean Trans World Airlines, Inc. and its successors or assigns or any obligor on the Notes and the New Notes.

     1.3 "Creditors" shall mean, individually and collectively, the New Trustee and the Trustee and their respective successors and assigns.

     1.4 "New Trustee" shall mean __________________ National Association, in its capacities as Trustee and Collateral Agent for the holders of the New Notes pursuant to the New Trust Documents until a successor replaces it, and thereafter any such successor.

     1.5 "New Trust Documents" shall mean the Indenture dated _____________, ____, the Notes due ________________ ___, 199__ issued thereunder, and the Operative Documents (as defined in such Indenture) dated _____________ __, _____ by and between the Company and ________________, as Collateral Agent, each as amended or supplemented from time to time.

     1.6 "New Trust Obligations" shall mean the New Notes and all other Obligations under and defined in the New Trust Documents.

     1.7 "New Trustee" shall mean ____________________ National Association, in its capacity as Trustee and Collateral Agent for the holders of the New Notes pursuant to the Notes Trust Documents, until a successor replaces it, and thereafter means any such successor.

     1.8 "Required Holders" means the "Required Holders" as defined in the Indenture.

     1.9 "Trustee" shall mean First Security Bank, National Association in its capacity as Trustee, Collateral Agent and Slot Trustee for the holders of the Notes pursuant to the Trust Documents.

     1.10 "Trust Documents" shall mean the Indenture dated March 31 1997, by and between the Company and First Security Bank, National Association, as trustee; the Notes, and the Operative Documents, dated as of March 31, 1997, by and between the Company and First Security Bank, National Association, as Collateral Agent, each as amended or supplemented from time to time.

     1.11 "Trust Obligations" shall mean the Notes and all other Obligations under the Notes Trust Documents.

     1.12 "Insolvency Proceeding" shall mean any action or proceeding by or against the Company seeking a reorganization, arrangement, composition, readjustment, liquidation or other similar relief under the U.S. Bankruptcy Code or any present or future insolvency statute, law or regulation relative to the Company or its properties, or any proceedings for voluntary liquidation, dissolution or other winding up of the Company, or the appointment of any trustee, receiver or liquidator for the Company or any part of any of its properties, or any assignment for the benefit of creditors or any marshaling of assets of the Company.

     1.13 "Lien" shall mean any security interest, mortgage, lien, collateral assignment or right of setoff in, upon, of or against any property whether consensual or non-consensual, whether arising under statute or common law, and howsoever evidenced or acquired.

     1.14 "Permitted Substitutes" shall have the meaning provided in the Notes Trust Documents.

     1.15 "UCC" shall mean the Uniform Commercial Code as adopted in the state of New York.

                         SECTION 2.  SECURITY INTERESTS
                                     ------------------

     2.1 (a) The Trustee acknowledges that the Company has granted the New Trustee, and the New Trustee holds, a valid and perfected Lien in and against the Collateral, which Lien secures payment and performance of the Trust Obligations.

          (b) The New Trustee acknowledges that the Company has granted the Trustee, and the Trustee continues to hold, a valid and perfected Lien in and against the Collateral, which Lien secures payment and performance of the Trust Obligations.

          (c) The New Trustee agrees that, in addition to acting as a secured party in possession on its own behalf, it shall act as bailee (for purposes of Section 9-305 of the UCC) for the Trustee, as a secured creditor, with respect to any proceeds of Collateral that are in the possession of the New Trustee, which proceeds shall be accounted for separately. The Trustee's interest in such proceeds shall be subject to the priority provisions of Section 2.2 below. The New Trustee agrees that the New Trustee's role as bailee shall in no way modify or enlarge the New Trust Trustee's obligations as a secured party in possession under Section 9-207 of the UCC, nor shall it restrict the Note Trustee from taking any action permitted in the New Trust Documents with respect to such proceeds, including without limitation its right to redeem New Notes, its right to be reimbursed for its fees and expenses, and its obligation in certain circumstances to pay over such proceeds to the Company for repair or replacement of Collateral subject to the Lien of the New Trustee pursuant to the New Trust Documents and subject to the Lien of the Trustee pursuant to the Trust Documents.

     2.2 Notwithstanding the order or time of creation, acquisition, attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of each of the Creditors in and against the Collateral, the Liens of the New Trustee in and against the Collateral have and shall have priority over the Liens of the Trustee in and against the Collateral, and such Liens of the Trustee are and shall be subject and subordinate to the Liens of the New Trustee in and against the Collateral to the full extent of the New Trust Obligations outstanding at any time and from time to time.

                 SECTION 3.  RIGHTS WITH RESPECT TO COLLATERAL
                             ---------------------------------

     3.1 The New Trustee shall have the exclusive right to take any action with respect to the Collateral, including without limitation the right to inspect, and the right to enforce covenants relating to maintenance, usage, and condition, and the Trustee shall have no right to take any remedial or enforcement action with respect to the Collateral without the prior written consent of the New Trustee, which may be withheld in the sole and absolute discretion of the New Trustee, provided that the of covenants relating to maintenance, usage and condition which parallels or supplements such action taken by the New Trustee so long as the Trustee gives prior written notice of such action to the New Trustee of its rights under the New Trust Documents.
The Trustee shall have any right to inspect records with respect to Collateral provided to it in the Trust Documents, and to assure and assess compliance by the Company of its covenants with respect thereto under the Trust Documents, so long as the exercise of such rights does not interfere with the exercise by the New Trustee of its rights under the New Trust Documents.

     3.2 The New Trustee shall have the exclusive right to take or retake control or possession of the Collateral and, in its sole and absolute discretion, to hold, use, prepare for sale, sell, lease, dispose of or liquidate the Collateral in any manner, subject however to the provisions of Section 3.5.

     3.3 Before or after an event of default under the Trust Documents, the Trustee shall have no right to take control of possession of the Collateral, no right to hold, use, prepare for sale, sell, lease, dispose of or liquidate the Collateral, and no right to take any other action with respect to the Collateral, other than the right to make periodic refilings as required by applicable law to continue perfection of its lien. The Trustee acknowledges that under the Operative Documents it has no authority or power to, and shall not purport to attempt to, exercise any rights or remedies or seek to foreclose its Lien in and against the Collateral, and, except as provided in Section 3.1, shall not take any other action, directly or indirectly, that would interfere in any manner with the rights or interests of the New Trustee in and against the collateral.

     3.4 At any time, the Trustee agrees that it shall, upon satisfaction by the Company of the provisions of Section 4.4 of the Pledge Agreement relating to the sale of Collateral, release the Lien of the Notes Pledge Agreement upon particular items of Collateral in connection with the sale of such Collateral by the Company.

     3.5 (a) Upon or after the occurrence of an event of default under the New Trust Documents and acceleration of the New Trust Obligations, the New Trustee may request a release of the Lien of the Pledge Agreement upon the Collateral specified in the request to be disposed of by the New Trustee and subject to the Lien of the New Trust Documents, provided such written request shall (1) specify the event of default; (2) describe and provide notice of the foreclosure or other remedial action contemplated for which such release is required and the steps being taken to effectuate it; (3) acknowledge the Lien of the Pledge Agreement for purposes of the distribution of proceeds of the exercise of such rights and remedies under Section 9.504 of the UCC or other applicable law; and (4) include the form of release requested.

          (b) No later than give (5) days after receipt of the request described in (a), the Trustee shall deliver to the New Trustee the release of the specified Collateral in the form requested. The Trustee shall be deemed to have given such release upon the expiration of the five (5) day period, but shall not be relived of the obligation to deliver a release.

          (c) The delivery of said release shall not relieve the New Trustee of its obligations under applicable law, including the UCC, nor shall it deprive the Trustee of any rights it has under the applicable law, including the UCC, other than the right to prevent the foreclosure or other remedial action set forth in the request for said release. Without limitation, the Trustee shall retain its right to distribution of proceeds under Section 9-504 of the UCC, and the right under Section 9-507 of the UCC of a secured party to recover a loss after a non-complying disposition of collateral has occurred.

          (d) Without limiting the jurisdiction of any other court, the Trustee consents to the jurisdiction of the U. S. Bankruptcy Court for the District of Delaware in any action by the Trustee to enforce its obligations under this section.

     3.6  The Trustee agrees that, upon satisfaction of the provisions of
Section 3.5, it will, in order to allow the New Trustee to effectuate any sale, lease or other disposition of Collateral as herein provided, take any additional action necessary to release or otherwise terminate its Lien in an against the subject Collateral, and immediately upon request will deliver any additional release documents or other documents as the New Trustee may demand or require to effectuate the release.

     3.7 The commencement or existence of an Insolvency Proceeding involving the Company shall in no way limit or restrict the rights granted to the New Trustee under this Agreement. Without limitation, the Trustee agrees to consent to the sale of any Collateral for purposes of Section 363 of the Bankruptcy Code, and to consent to the granting of relief from stay to the New Trustee pursuant to Section 362 of the Bankruptcy Code as long as the opportunity is provided to the Trustee to concurrently obtain such relief, all conditioned upon the satisfaction of Section 3.5 hereof, provided nothing herein shall limit the rights of the Trustee to make claim with respect to the Notes, or to seek adequate protection of its interest in the Collateral in a manner that does not interfere with the rights or interests of the New Trustee in and against the Collateral.

     3.8 The New Trustee agrees that upon the satisfaction of the Trust Obligations in full, it shall release its Lien upon the Collateral in favor of the Trustee and shall pay any remaining proceeds of Collateral directly to the Trustee, so long as the Notes have not yet been paid in full. The

Company, by its acknowledgment of this Agreement, agrees and consents to this provisions, and authorizes the New Trustee to take actions therewith.

                 SECTION 4.  EFFECT OF CERTAIN AMENDMENTS, ETC.
                             ----------------------------------
                             ON RIGHT AND BENEFITS
                             ---------------------

     4.1 The rights and benefits provided to the New Trustee and the Trustee and the covenants made under this Intercreditor Agreement, including without limitation the priorities provided in Section 2.2 and the rights with respect to the Collateral provided in Section 3, shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of the New Obligations or the Trust Obligations, or by any action or inaction which either such party may take or fail to take in respect of the Collateral, provided that the New Trustee acknowledges the existence of, but is in no way bound by, limitations upon the ability of the Company to modify, amend, supplement, extend, refinance or renew the New Obligations or to waive rights thereunder agreed to by the Company pursuant to the Notes Pledge Agreement.

                           SECTION 5.  MISCELLANEOUS
                                       -------------

     5.1 The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary to effectuate the provisions and purposes of this Intercreditor Agreement.

     5.2 The provisions of this Intercreditor Agreement shall continue in full force and effect until all of the New Obligations have been fully and indefeasibly paid and satisfied.

     5.3 The provisions of this Intercreditor Agreement are not inconsistent with any provisions in the Trust Documents relating to the Collateral or the New Trustee's rights, directly or indirectly, therein, or to any right to payment on the New Notes, including without limitation any agreement or term sheet between the New Trustee and the Company.

     5.4 In the event that, prior to the expiration or termination of this Intercreditor Agreement, the Trustee receives, in violation of the provisions of this Intercreditor Agreement with respect to priority and rights in Collateral, any funds or other property which are the proceeds of the Collateral, the New Trustee immediately shall deliver such funds or other property to the New Trustee.

     5.5 This Intercreditor Agreement may be executed in any number of counterparts, each of which shall be deemed an original hereof and admissible into evidence, and all of which together shall be deemed to be a single instrument.

     5.6 This Intercreditor Agreement represents the entire agreement and understanding concerning the subject matter hereof between the parties hereto and supersedes all other prior and contemporaneous agreements, understandings, negotiations and discussions, representations and warranties, commitments, offers and contracts concerning the subject matter hereof, whether oral or written.

     5.7 In the event of breach of any provisions of this Intercreditor Agreement by the Trustee, the Trust shall be liable to pay all costs and expenses, including reasonable attorneys' fees, of the New Trustee incurred to enforce this Agreement or remedy such breach, and the Trust shall be liable to the New Trustee and the holders of the New Notes for any damages incurred as a result of such breach. In the event of breach of any provision of this Intercreditor Agreement by the New Trustee, the New Trust shall be liable to pay all costs and expenses, including reasonable attorneys' fees, of the Trustee incurred to enforce this Agreement or remedy such breach, and the New Trustee shall be liable to the Trustee and the holders of the Notes for any damages incurred as a result of such breach.

     5.8 The provisions of this Agreement shall not waive, limit, modify or abrogate any obligations of the Company to the Trustee under the Trust Documents or the Operative Documents defined therein. In particular, but without limitation, the release or deemed release of the Lien of the Trustee hereunder shall not (1) be deemed a waiver or relinquishment of any Default or Event of Default under and as defined in the Trust Documents; or (2) relieve the Company of any obligation to meet the substitution requirements under the Trust Documents upon the disposition of Collateral.

     5.9 The terms and provisions of this Intercreditor Agreement shall be for the sole benefit of the undersigned and their respective successors and assigns, who shall have the right to amend it from time to time upon their mutual agreement, and no other person, firm, entity or corporation, including without limitation the Company, shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

     5.10 The validity, interpretation and effect of this Intercreditor Agreement shall be governed by the laws of the State of New York and applicable federal law. In any action or proceeding arising out of or relating to this Agreement, each of the parties hereby waives trial by jury.

     5.11 If any portion or provisions of this Agreement is determined to be invalid or unenforceable, all other provisions of this Agreement shall remain in full force and effect and this Agreement shall be binding between the parties hereto with respect to such remaining provisions.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

                                    ___________________________________________
                                    as New Trustee and Collateral Agent for the New Trust Documents

                                    By:________________________________________

                                    Title:_____________________________________



                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Trustee and Collateral Agent for the Trust Documents

                                    By:________________________________________

                                    Title:_____________________________________

ACKNOWLEDGED BY:

TRANS WORLD AIRLINES, INC.

By:________________________

Title:_____________________

                                   Schedule A
                                   Collateral


1.   Ground Equipment, Slots and Pledged Stock listed on attached Schedule I.

2.   Permitted Substitutes of the above.

3.   Proceeds of all of the foregoing.